                                 WESTCORE TRUST

                             370 Seventeenth Street
                                   Suite 2700
                            Denver, Colorado  80202

                             1-800-392-CORE (2673)

                                January 1, 1996


This Prospectus describes seven mutual funds offered by Westcore Trust ("Westcore" or the "Trust") including four equity funds, two taxable bond funds and one tax-exempt bond fund, each with a different investment objective. All Westcore Funds are no-load investments. This permits you to purchase and sell shares of a Fund without a sales charge. If you enroll in our Automatic Investment Plan, you can open your account for as little as $50 a month. Otherwise, the minimum initial investment is normally $1,000.

Denver Investment Advisors LLC ("Denver Investment Advisors" or the "Investment Adviser") serves as investment adviser to each Fund. Denver Investment Advisors and its predecessors have over 37 years of investment management experience and currently manage over $9.4 billion in assets for clients such as corporations, insurance companies and individuals. ALPS Mutual Funds Services, Inc. ("ALPS") serves as the Westcore Funds' distributor.

This Prospectus sets forth information that you should consider before investing. Please read the Prospectus and keep it for future reference. It contains important information including how each fund invests and shareholder services available to you. Additional information is contained in a Statement of Additional Information ("SAI"), dated January 1, 1996, on file with the Securities and Exchange Commission (the "SEC"). You may obtain a free copy of the SAI by writing or calling Westcore at the address or telephone number shown above. The SAI is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


FUND INFORMATION
  Fund Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
  Expense Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3
  Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
  Fund Specifics  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
    Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . .      11
     Westcore Equity Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
     Westcore Bond Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14
  Fundamental Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . .      18


HOW TO INVEST
  How to Open and Add to Your Account . . . . . . . . . . . . . . . . . . . . . . . . . .      20
  Minimum Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      21
  How to Exchange Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      21
  How to Redeem Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      22
  Price of Fund Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      23
  Accounts Opened Through a Service Organization  . . . . . . . . . . . . . . . . . . . .      23
  General Account Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      23


OTHER INFORMATION
  Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      24
  Performance Reporting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26
  Management of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      27
  Inquiries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      29


APPENDICES
  Information on Investment Policies and
     Additional Risk Factors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A-1
  Rating Categories . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     B-1


FUND INFORMATION

FUND HIGHLIGHTS

This section provides you with a brief overview of the Westcore Funds and summarizes each Fund's investment objectives. A detailed discussion of their investment objectives, policies and risks begins on page 11 and complete information on how to purchase, exchange and redeem Fund shares begins on page 20.


WESTCORE EQUITY FUNDS

WESTCORE MIDCO GROWTH FUND -- seeks to maximize long-term capital appreciation by investing primarily in medium-sized growth companies.

WESTCORE BLUE CHIP FUND (formerly Modern Value Equity Fund) -- seeks to maximize long-term total return by investing in stocks of large companies headquartered in the United States.

WESTCORE GROWTH AND INCOME FUND (formerly Equity Income Fund) -- seeks to maximize long-term total return by investing in equity securities selected for their growth potential and income-producing abilities.

WESTCORE SMALL-CAP OPPORTUNITY FUND -- seeks to maximize long-term capital appreciation primarily through diversified investments in domestic and foreign equity securities of small-capitalization companies.


WESTCORE BOND FUNDS

WESTCORE LONG-TERM BOND FUND -- seeks to maximize long-term total rate of return by investing primarily in investment grade bonds that have an average dollar-weighted maturity of at least 10 years.

WESTCORE INTERMEDIATE-TERM BOND FUND -- seeks current income with less volatility of principal by investing primarily in investment grade bonds that have an average weighted maturity of between 3 and 6 years.

WESTCORE COLORADO TAX-EXEMPT FUND -- seeks to provide income exempt from both federal and Colorado personal income taxes by emphasizing insured Colorado municipal bonds with intermediate maturities.

WESTCORE FUNDS SPECTRUM

The spectrum below shows Denver Investment Advisors' current assessment of the potential risk of the Westcore Funds relative to one another. The spectrum is not indicative of the future volatility or performance of the Funds and should not be used to compare the Funds to other mutual funds or types of investments.




                   FUND                       CONSERVATIVE            MODERATE             AGGRESSIVE
  ---------------------------------------------------------------------------------------------------
  Westcore MIDCO Growth Fund                                                       X

  Westcore Blue Chip Fund                                              X

  Westcore Growth and Income Fund                                      X

  Westcore Small-Cap Opportunity Fund                                              X

  Westcore Long-Term Bond Fund                                         X

  Westcore Intermediate-Term Bond Fund                 X

  Westcore Colorado Tax-Exempt Fund                            X

                                                                         WESTCORE                  WESTCORE
                                                                          SMALL-      WESTCORE      INTER-       WESTCORE
                                   WESTCORE     WESTCORE    WESTCORE       CAP         LONG-       MEDIATE-      COLORADO
                                     MIDCO        BLUE     GROWTH AND     OPPOR-        TERM         TERM          TAX-
                                    GROWTH        CHIP       INCOME       TUNITY        BOND         BOND         EXEMPT
                                     FUND         FUND        FUND         FUND         FUND         FUND          FUND
                                     ----         ----        ----         ----         ----         ----          ----

SHAREHOLDER TRANSACTION EXPENSES      None         None        None        None         None        None          None

ANNUAL OPERATING EXPENSES
(as a percentage of
  average net assets)
   Management Fees  . . . . . .     0.65%          0.65%       0.65%       1.00%        0.45%      0.45%         0.00%(2)
   12b-1 Fees   . . . . . . . .     None           None        None         None        None       None          None
    All Other Expenses  . . . .     0.50%(1)       0.50%(1)    0.50%(1)    0.30%(1)     0.50%(1)   0.40%(1)      0.50%(1)
                                    -----          -----       -----       -----        -----      -----         -----

TOTAL OPERATING EXPENSES  . . .     1.15%(1)       1.15%(1)    1.15%(1)    1.30%(1)     0.95%(1)   0.85%(1)      0.50%(1)
                                    =====          =====       =====       =====        =====      =====         =====
 (after fee waivers and
 expense reimbursements)

-------------

Example: Assume you invest $1,000, the annual return on each Fund is 5%, and each Fund's annual operating expenses remain as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds:

One Year  . . . . . . . . . . . .    $ 12          $ 12        $ 12         $ 13         $ 10       $ 9           $ 5
Three Years . . . . . . . . . . .      37            37          37           41           30        27            16
Five Years  . . . . . . . . . . .      64            64          64           72           53        47            28
Ten Years . . . . . . . . . . . .     140           140         140          157          117       105            63

--------------

(1) The Administrators have advised the Trust that they currently intend to obtain waivers or reimburse expenses of at least 0.02% with respect to each of the Funds, and to forego a portion of their fees and reimburse expenses included in the All Other Expenses category shown above so that the Total Operating Expenses of the Westcore Blue Chip, Growth and Income, Small-Cap Opportunity, Long-Term Bond, Intermediate-Term Bond and Colorado Tax-Exempt Funds will not exceed the amounts shown above for the current fiscal year. Without such fee waivers and expense reimbursements, the Total Operating Expenses of the Funds would be 1.17% for MIDCO Growth Fund, and 1.20%, 1.50%, 2.45%, 1.05%, 0.95% and 1.55%, for the other funds, respectively, for the current fiscal year.

(2) The Investment Adviser has advised the Trust that it presently intends to forego the fee it is entitled to receive from the Westcore Colorado Tax-Exempt Fund for investment advisory services to the extent necessary to not exceed Total Operating Expenses shown above for the Fund for the current fiscal year. Without such waiver, the advisory fee would be payable at the annual rate of 0.50% of the Fund's average daily net assets.

THE EXAMPLE ILLUSTRATES THE EFFECT OF EXPENSES BUT DOES NOT INDICATE ACTUAL OR EXPECTED COSTS ON INVESTMENT RETURN WHICH MAY VARY.


EXPENSE INFORMATION

The tables and example above show you the various costs and expenses you will bear directly or indirectly as an investor in the Westcore Funds. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying, exchanging or selling shares of a Westcore Fund. The no-load Westcore Funds do not charge any Shareholder Transaction Expenses. ANNUAL FUND OPERATING EXPENSES, which are based on estimated expenses for the current fiscal year, are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, shareholder servicing, accounting and other services.


The fee waivers and expense reimbursements reflected in the table are voluntary and may be modified or terminated at any time without the Funds' consent.

If you own shares through certain Service Organizations (as described in the section entitled "How to Invest") you may pay account charges in connection with the maintenance of your account at the Service Organization. These account charges are in addition to the expenses shown above.

For more complete descriptions of shareholder transaction expenses and the Funds' operating expenses, see "How to Invest" and "Management Of The Funds" in this Prospectus and the financial statements and related notes included in the Statement of Additional Information.



FINANCIAL HIGHLIGHTS

         The tables below provide supplementary information to each Fund's financial statements contained in the Statement of Additional Information and set forth certain information concerning the historic investment results of Fund shares. The financial highlights are based on the financial statements of each Fund, which have been audited by Deloitte & Touche LLP, the Trust's independent auditors, except that the information in the Financial Highlights of the Westcore MIDCO Growth Fund (except for total return) for the period ended May 31, 1987 was audited by other auditors. You should read the tables together with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Funds is available in the Annual Report to Shareholders. You may obtain both the Statement of Additional Information and the Annual Report to Shareholders free of charge by contacting ALPS or the Westcore Trust at 1-800-392-CORE (2673).

FINANCIAL HIGHLIGHTS

WESTCORE MIDCO GROWTH FUND
(For a Fund Share Outstanding Throughout the Periods Indicated.)

                                                                For the Year Ended May 31,
                                          ---------------------------------------------------------------------------------------
                                             1995     1994     1993       1992     1991       1990       1989      1988   1987(1)
                                             ----     ----     ----       ----     ----       ----       ----      ----   -------
Net asset value - beginning of period      $16.09    $15.79    $14.38    $14.00    $11.57     $12.18     $9.82   $12.20  $10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                 0.00      0.00      0.04      0.06      0.07       0.24      0.19     0.03    0.20
Net realized and unrealized gain (loss)
  on investments                             1.56      1.34      2.48      1.84      3.16       1.32      2.52    (1.47)   2.00
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
  operations                                 1.56      1.34      2.52      1.90      3.23       1.56      2.71    (1.44)   2.20
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
Dividends from net investment income         0.00      0.00      0.00     (0.32)    (0.08)     (0.24)    (0.10)   (0.28)   0.00
Distributions from net realized gain
  on investments                            (0.53)    (1.03)    (1.11)    (1.20)    (0.72)     (1.93)    (0.25)   (0.66)  (0.00)
Return of Capital                            0.00     (0.01)     0.00     (0.00)    (0.00)      0.00     (0.00)    0.00    0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends, distributions and
  return of capital to shareholders         (0.53)    (1.04)    (1.11)    (1.52)    (0.80)     (2.17)    (0.35)   (0.94)   0.00
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period            $17.12    $16.09    $15.79    $14.38    $14.00     $11.57    $12.18    $9.82  $12.20
===================================================================================================================================
Total return                                10.05 %    8.37 %   18.04 %   14.09 %   30.44 %    15.33 %   28.46 % (13.09)% 26.53 %(3)
                                                                                                                                 (4)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)  $401,760  $335,453  $231,595  $180,681  $131,420    $85,209   $81,948     $557    $439
===================================================================================================================================
Ratio of expenses to average net assets      0.94 %    0.84 %    0.83 %    0.80 %    0.78 %     0.83 %    0.80 %   1.33 %  0.00 %(3)
===================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (0.03)%   (0.09)%    0.04 %    0.12 %    0.58 %     2.05 %    1.21 %   0.02 %  2.52 %(3)
===================================================================================================================================
Ratio of expenses to average net
  assets without fee waivers                 0.96 %    0.87 %    0.85 %    0.85 %    0.88 %     0.88 %    0.85 %   2.20 %  2.20 %(3)
===================================================================================================================================
Ratio of net investment income (loss) to
average net assets without fee waivers      (0.05)%   (0.12)%    0.02 %    0.07 %    0.48 %     2.00 %    1.16 %  (0.85)%  0.32 %(3)
===================================================================================================================================
Portfolio turnover rate(2)                  50.19 %   52.05 %   56.23 %   48.17 %   75.43 %    86.62 %   74.03 %  91.57 % 54.03 %(3)
===================================================================================================================================

(1)      Commencement of operations was on August 1, 1986.
(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 1995 were $207,617,530 and $182,126,502, respectively.

(3)      Annualized.
(4)      Unaudited.

FINANCIAL HIGHLIGHTS

WESTCORE BLUE CHIP FUND (Formerly the Westcore Modern Value Equity Fund) (For a Fund Share Outstanding Throughout the Periods Indicated.)

                                                                                  For the Year Ended May 31,
                                                    ------------------------------------------------------------------------------
                                                    1995       1994         1993        1992        1991       1990       1989(1)
                                                    ----       ----         ----        ----        ----       ----       -------
Net asset value - beginning of period             $12.70     $13.87       $13.35      $12.68      $11.74     $11.10       $10.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                               0.23       0.40         0.34        0.28        0.29       0.44         0.39
Net realized and unrealized gain
  on investments                                    2.12       0.04         1.13        0.95        1.15       0.82         1.02
----------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations             2.35       0.44         1.47        1.23        1.44       1.26         1.41
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income               (0.16)     (0.43)       (0.21)      (0.35)      (0.30)     (0.46)       (0.31)
Distributions from net realized gain
  on investments                                   (0.19)     (1.18)       (0.74)      (0.21)      (0.20)     (0.16)        0.00
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders  (0.35)     (1.61)       (0.95)      (0.56)      (0.50)     (0.62)       (0.31)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                   $14.70     $12.70       $13.87      $13.35      $12.68     $11.74       $11.10
==================================================================================================================================
Total return                                       19.03%      3.12%       11.62%      10.02%      13.08%     11.74%       14.42%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)          $52,545    $36,674      $28,176     $30,572     $27,208    $25,857      $28,088
==================================================================================================================================
Ratio of expenses to average net assets             1.01%      1.06%        0.99%       0.91%       0.84%      0.85%        0.88%
==================================================================================================================================
Ratio of net investment income
  to average net assets                             1.78%      2.30%        2.37%       2.17%       2.65%      3.81%        3.54%
==================================================================================================================================
Ratio of expenses to average net
  assets without fee waivers                        1.06%      1.09%        1.02%       0.97%       0.94%      0.90%        0.93%
==================================================================================================================================
Ratio of net investment income
  to average net assets without fee waivers         1.73%      2.27%        2.34%       2.11%       2.55%      3.76%        3.49%
==================================================================================================================================
Portfolio turnover rate(2)                         61.72%     41.32%       85.53%     123.91%     142.01%    158.54%      175.23%
==================================================================================================================================

(1)      Commencement of operations occurred on the first day of this period.
(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 1995 were $32,109,649 and $24,376,105, respectively.

FINANCIAL HIGHLIGHTS

WESTCORE GROWTH AND INCOME FUND (Formerly the Westcore Equity Income Fund) (For a Fund Share Outstanding Throughout the Periods Indicated.)


                                                                           Westcore Equity Income Fund(1)
                                                                             for the Year Ended May 31,
                                                     -----------------------------------------------------------------------
                                                     1995       1994       1993        1992       1991       1990    1989(2)
                                                     ----       ----       ----        ----       ----       ----    -------
Net asset value - beginning of period              $10.62     $11.51     $10.99     $10.10      $9.94     $10.43    $10.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                0.20       0.51       0.32       0.32       0.32       0.36      0.40
Net realized and unrealized gain (loss)
  on investments                                     0.15      (0.30)      0.68       1.05       0.48       1.02      1.05
----------------------------------------------------------------------------------------------------------------------------
Total income from investment operations              0.35       0.21       1.00       1.37       0.80       1.38      1.45
----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                (0.21)     (0.54)     (0.20)     (0.43)     (0.33)     (0.37)    (0.33)
Distributions from net realized gain
  on investments                                    (0.26)     (0.56)     (0.28)     (0.05)     (0.31)     (1.50)    (0.69)
----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders   (0.47)     (1.10)     (0.48)     (0.48)     (0.64)     (1.87)    (1.02)
----------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                    $10.50     $10.62     $11.51     $10.99     $10.10      $9.94    $10.43
============================================================================================================================
Total return                                         3.73%      1.71%      9.41%     14.12%      9.07%     14.58%    15.98%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)           $27,029    $42,644    $35,791    $25,128    $19,932    $16,583   $12,594
============================================================================================================================
Ratio of expenses to average net assets              1.17%      1.03%      0.99%      0.95%      0.90%      0.93%     0.97%
============================================================================================================================
Ratio of net investment income
  to average net assets                              2.09%      4.45%      2.75%      3.03%      3.51%      3.45%     3.75%
============================================================================================================================
Ratio of expenses to average net
  assets without fee waivers                         1.22%      1.06%      1.03%      1.02%      1.00%      0.98%     1.02%
============================================================================================================================
Ratio of net investment income
  to average net assets without fee waivers          2.04%      4.42%      2.71%      2.96%      3.41%      3.40%     3.70%
============================================================================================================================
Portfolio turnover rate(2)                          81.14%     53.86%     61.24%     68.56%     64.94%     59.36%   100.22%
============================================================================================================================

(1) The Westcore Equity Income Fund is the former name of the Westcore Growth and Income Fund. The Fund's name was changed as of January 1, 1996 to reflect a different investment objective and different investment policies. Prior to January 1, 1996, the Fund's investment objective was to seek reasonable income through investments in income-producing securities. As of January 1, 1996, the Fund's investment objective was revised to seek long-term total return through capital appreciation and current income. A new portfolio manager has managed the Fund since October 1995. Past performance is not intended to be indicative or representative of future performance.
(2)      Commencement of operations was on the first day of this period.
(3) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 1995 were $32,459,150 and $46,680,289, respectively.

FINANCIAL HIGHLIGHTS

WESTCORE SMALL-CAP OPPORTUNITY FUND
(For a Fund Share Outstanding Throughout the Periods Indicated.)



                                                          For the Year Ended May 31,
                                                         ------------------------------
                                                            1995             1994(1)
                                                         ---------        -------------
 Net asset value - beginning of period:                  $14.97              $15.00
---------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                     0.09                0.05
 Net realized and unrealized gain (loss) on
       investments                                         1.11               (0.05)
---------------------------------------------------------------------------------------
 Total income from investment operations                   1.20                0.00
---------------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income                     (0.10)              (0.03)
 Distributions from net realized gain on
       investments                                        (0.12)               0.00
---------------------------------------------------------------------------------------
 Total dividends and distributions to
       shareholders                                       (0.22)              (0.03)
---------------------------------------------------------------------------------------
 Net asset value - end of period                         $15.95              $14.97
=======================================================================================
 Total Return (3)                                          8.15%              (0.07%)(3)
=======================================================================================
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                 $9,703              $2,159
=======================================================================================
 Ratio of expenses to average net assets                   1.27%               1.38%(3)
=======================================================================================
 Ratio of net investment income to average
       net assets                                          0.61%               1.00%(3)
=======================================================================================
 Ratio of expenses to average net assets
       without fee waivers                                 2.77%               6.56%(3)
=======================================================================================
 Ratio of net investment income (loss) to average
       net assets without fee waivers                     (0.89%)             (4.18%)(3)
=======================================================================================
 Portfolio turnover rate(2)                               59.17%              64.31%(3)
=======================================================================================

(1)      The Fund commenced operations on December 28, 1993.
(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 1995 were $11,293,160 and $3,877,975, respectively.
(3)      Annualized.

FINANCIAL HIGHLIGHTS

WESTCORE LONG-TERM BOND FUND
(For a Fund Share Outstanding Throughout the Periods Indicated.)


                                                                                For the Year Ended May 31,
                                                ---------------------------------------------------------------------------------
                                                 1995       1994          1993         1992        1991        1990       1989(1)
                                                 ----       ----          ----         ----        ----        ----       -------
Net asset value - beginning of period           $9.22     $11.25       $10.60       $10.01      $10.11      $10.36       $10.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                            0.59       0.62         0.77         0.80        1.08        0.93         0.91
Net realized and unrealized gain (loss)
  on investments                                 0.66      (0.51)        0.99         0.56        0.04       (0.21)        0.33
----------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations          1.25       0.11         1.76         1.36        1.12        0.72         1.24
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income            (0.60)     (0.62)       (0.78)       (0.77)      (1.11)      (0.93)       (0.88)
Distributions from net realized gain
  on investments                                 0.00      (1.52)       (0.33)        0.00       (0.11)      (0.04)        0.00
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                  (0.60)     (2.14)       (1.11)       (0.77)      (1.22)      (0.97)       (0.88)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                 $9.87      $9.22       $11.25       $10.60      $10.01      $10.11       $10.36
==================================================================================================================================
Total return                                    14.37%     (0.25%)      17.40%       14.04%      11.87%       7.06%       13.03%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)       $33,440    $26,962      $26,281      $30,800     $27,448     $18,113      $15,403
==================================================================================================================================
Ratio of expenses to average net assets          0.94%      0.89%        0.77%        0.70%       0.65%       0.73%        0.73%
==================================================================================================================================
Ratio of net investment income
  to average net assets                          6.54%      5.74%        6.63%        7.59%       8.29%       8.99%        8.93%
==================================================================================================================================
Ratio of expenses to average net
  assets without fee waivers                     0.99%      0.92%        0.80%        0.74%       0.73%       0.78%        0.78%
==================================================================================================================================
Ratio of net investment income
  to average net assets without fee waivers      6.49%      5.71%        6.60%        7.55%       8.21%       8.94%        8.88%
==================================================================================================================================
Portfolio turnover rate(2)                      25.09%     52.82%       79.16%       51.79%      81.13%      40.21%       68.94%
==================================================================================================================================

(1)      Commencement of operations occurred on the first day of this period.
(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 1995 were $10,569,427 and $6,451,507, respectively.

FINANCIAL HIGHLIGHTS

WESTCORE INTERMEDIATE-TERM BOND FUND
(For a Fund Share Outstanding Throughout the Periods Indicated.)

                                                                           For the Year Ended May 31,
                                                -----------------------------------------------------------------------------
                                                1995        1994       1993       1992        1991        1990        1989(1)
                                                ----        ----       ----       ----        ----        ----        -------
Net asset value - beginning of period         $10.02     $10.70      $10.14      $9.80       $9.91      $9.99        $10.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                           0.58       0.55        0.67       0.78        0.87       0.84          0.85
Net realized and unrealized gain (loss)
  on investments                                0.27      (0.52)       0.53       0.39       (0.10)     (0.08)        (0.04)
-----------------------------------------------------------------------------------------------------------------------------
Total income from investment operations         0.85       0.03        1.20       1.17        0.77       0.76          0.81
-----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income           (0.60)     (0.53)      (0.64)     (0.83)      (0.88)     (0.84)        (0.82)
Distributions from net realized gain
  on investments                                0.00      (0.18)       0.00       0.00        0.00       0.00          0.00
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                 (0.60)     (0.71)      (0.64)     (0.83)      (0.88)     (0.84)        (0.82)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period               $10.27     $10.02      $10.70     $10.14       $9.80      $9.91         $9.99
=============================================================================================================================
Total return                                    8.93%      0.10%      12.16%     12.42%       8.30%      7.82%         8.53%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)      $97,619    $88,965     $99,469    $87,712     $68,958   $107,288      $110,962
=============================================================================================================================
Ratio of expenses to average net assets         0.77%      0.68%       0.65%      0.61%       0.59%      0.59%         0.60%
=============================================================================================================================
Ratio of net investment income
  to average net assets                         5.86%      5.03%       6.37%      7.73%       9.01%      8.32%         8.59%
=============================================================================================================================
Ratio of expenses to average net
  assets without fee waivers                    0.80%      0.70%       0.67%      0.65%       0.65%      0.64%         0.65%
=============================================================================================================================
Ratio of net investment income
  to average net assets without fee waivers     5.83%      5.00%       6.35%      7.69%       8.95%      8.27%         8.54%
=============================================================================================================================
Portfolio turnover rate(2)                     60.86%     65.04%      87.17%     53.92%      80.20%     71.42%        63.30%
=============================================================================================================================

(1)      Commencement of operations was on the first day of this period.
(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 1995 were $59,523,270 and $52,479,535, respectively.

FINANCIAL HIGHLIGHTS

WESTCORE COLORADO TAX-EXEMPT FUND
(For a Fund Share Outstanding Throughout the Periods Indicated.)

                                                                           For the Year Ended May 31,
                                                           ----------------------------------------------------------

                                                           1995            1994             1993             1992(1)
                                                           ----            ----             ----             -------
Net asset value - beginning of period                      $10.52         $10.71           $10.25            $10.00
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                        0.52           0.53             0.57              0.58
Net realized and unrealized gain (loss)
 on investments                                              0.20          (0.19)            0.46              0.23
---------------------------------------------------------------------------------------------------------------------
Total income from investment operations                      0.72           0.34             1.03              0.81
---------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                        (0.54)         (0.53)           (0.57)            (0.56)
Distributions from net realized gain on
 investments                                                 0.00           0.00             0.00              0.00
---------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
 shareholders                                               (0.54)         (0.53)           (0.57)            (0.56)
---------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                            $10.70         $10.52           $10.71            $10.25
=====================================================================================================================
Total Return                                                 7.16%          3.22%           10.27%             8.36%
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                   $10,792        $10,553           $7,326            $4,511
=====================================================================================================================
Ratio of expenses to average net assets                      0.42%          0.27%            0.22%             0.11%
=====================================================================================================================
Ratio of net investment income to
   average net assets                                        5.03%          4.98%            5.45%             5.84%
=====================================================================================================================
Ratio of expenses to average net assets
   without fee waivers                                       1.62%          1.59%            1.88%             1.65%
=====================================================================================================================
Ratio of net investment income to average
   net assets without fee waivers                            3.83%          3.65%            3.79%             4.30%
=====================================================================================================================
Portfolio turnover rate(2)                                   3.15%          9.76%            1.82%            12.95%
=====================================================================================================================

(1)  Commencement of operations was June 1, 1991.
(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 1995 were $836,808 and $309,894, respectively.

FUND SPECIFICS -- INVESTMENT OBJECTIVES AND POLICIES

To help you decide which Westcore Fund is appropriate for you, this section looks more closely at the Funds' investment objectives, policies and securities in which they invest. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Fund. You should also review carefully the Appendix "Information on Investment Policies and Additional Risk Factors" for a more detailed discussion of the instruments in which the Funds may invest and their associated risks. There can be no assurance that a Fund will achieve its investment objective.

Upon notice to shareholders each Fund's investment objective and policies may be changed by the Trust's Board of Trustees without the approval of shareholders. In the event of a change, you may want to consider whether that Fund remains a suitable investment for you.


WESTCORE EQUITY FUNDS

The Westcore Equity Funds are designed for long-term investors who can tolerate the risks associated with investments in common stocks. They are most suitable for investors with a long-term investment horizon. The following questions are designed to help you better understand an investment in the Westcore Equity Funds.

WHAT IS EACH WESTCORE EQUITY FUND'S INVESTMENT OBJECTIVE AND WHAT ARE ITS PRIMARY INVESTMENTS?

     - WESTCORE MIDCO GROWTH FUND seeks to maximize long-term capital appreciation (rather than current income) by investing primarily in common stocks. During normal market conditions, the Fund invests at least 65% of its total assets in companies with market capitalizations of at least $100 million.

     - WESTCORE BLUE CHIP FUND seeks a high level of long-term total return through capital appreciation and current income consistent with investment primarily in a diversified portfolio of large company common stocks.

     - WESTCORE GROWTH AND INCOME FUND seeks long-term total return through capital appreciation and current income. During normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities selected for their potential for capital appreciation and their ability to produce above average earnings and dividend growth.

     - WESTCORE SMALL-CAP OPPORTUNITY FUND seeks to maximize long-term capital appreciation primarily through diversified investments in equity securities of small-capitalization companies. During normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of U.S. and foreign companies with capitalizations of $1 billion or less. Equity securities include common stock, preferred stock and securities convertible into common stock or preferred stock. The remaining portion of the Fund's assets may be invested in securities of companies with larger market capitalizations.


IN WHAT TYPES OF SECURITIES DO THE WESTCORE EQUITY FUNDS INVEST?

     - WESTCORE MIDCO GROWTH FUND primarily invests in medium-sized companies which generally have market capitalizations of $100 million to $3 billion and revenues of $100 million to $6 billion at the time of purchase. The Fund does not invest in companies that are ranked among the largest 100 companies in Fortune Magazine's annual ranking of "The Fortune 500--The Largest U.S. Industrial and Service Corporations" in terms of revenues or market capitalization. Up to 25% of the Fund's assets may be invested in securities issued by foreign companies, either directly (if the company is listed on a U.S. exchange) or indirectly through American Depository Receipts ("ADRs"), provided that their market capitalizations and revenues are $10 billion or less at the time of purchase.

     - WESTCORE BLUE CHIP FUND invests primarily in approximately 50 common stocks from a universe of the 300 largest dividend-paying companies (ranked by either market capitalization or revenues) headquartered in the United States. During normal market conditions, at least 65% of the Fund's total assets will be invested in securities of companies within this universe.

     - WESTCORE GROWTH AND INCOME FUND purchases common stocks primarily from a universe of domestic companies that are selected for their growth potential and established dividend-paying histories.

     - WESTCORE SMALL-CAP OPPORTUNITY FUND invests primarily in equity securities of small-capitalization companies believed to be undervalued and to have strong potential for price appreciation.

WHAT ARE THE COMMON INVESTMENT PRACTICES OF THE WESTCORE EQUITY FUNDS?

Each Westcore Equity Fund may also invest in options and futures. The Westcore MIDCO Growth, Growth and Income and Small-Cap Opportunity Funds may also invest in preferred stocks, warrants and foreign currency transactions. Additionally, the Westcore MIDCO Growth, Growth and Income and Small-Cap Opportunity Funds may invest up to 15% of their total assets in securities convertible into common stock rated below investment grade (i.e., lower-rated securities) or unrated securities determined to be of comparable quality. The Westcore MIDCO Growth and Growth and Income Funds may also invest, directly or indirectly, up to 25% of their total assets in securities issued by foreign companies. There is no limitation on the amount of total assets that may be held in foreign securities in the Westcore Small-Cap Opportunity Fund.

Each Westcore Equity Fund may invest in such short-term instruments as U.S. government obligations, money market instruments, repurchase agreements and securities issued by other investment companies (within the limits prescribed by the Investment Company Act). In addition, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements on a limited basis. Each Fund may hold uninvested cash reserves (which would not earn income) pending investment, to meet anticipated redemption requests or during temporary defensive periods.


WHAT IS THE MAIN RISK OF INVESTING IN AN EQUITY FUND?

The fundamental risk associated with any equity fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. Historically, equity securities have provided greater long-term returns and have entailed greater short-term risks than other investment choices.

Although smaller or newer issuers are more likely to realize more substantial growth than larger or more established issuers, they are more likely to suffer more significant losses. Investments in such companies can be both more volatile and more speculative.

For a discussion of risks related to such investments as lower rated securities or "junk bonds," options and futures, foreign currency exchange transactions and "derivative" instruments in general in which the Funds may invest, see the Appendix "Information on Investment Policies and Additional Risk Factors."

WHICH WESTCORE EQUITY FUNDS ARE DIVERSIFIED AND WHAT DOES THAT MEAN?

All the Westcore Equity Funds are diversified. Diversification is a means of reducing risk by investing a Fund's assets in a broad range of stocks or other securities in various industries and economic sectors. Diversification does not provide assurance against the possibility of loss, however.


HOW DO THE WESTCORE EQUITY FUNDS TRY TO REDUCE RISK?

     - Diversification of a Fund's assets reduces the effect of any single holding on its overall portfolio value.

     - The Funds may adjust the securities they hold to include issues which are believed to involve less risk.

     - A Fund may use futures, options and similar instruments to attempt to hedge its portfolio against disadvantageous movements in securities prices and interest rates. The Westcore MIDCO Growth, Growth and Income and Small-Cap Opportunity Funds may use various currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets.

     - To the extent that a Fund holds a larger cash position, it may not participate in market declines (or advances) to the same degree as a fund that is more fully invested in common stocks.


WHAT IS MEANT BY "MARKET CAPITALIZATION?"

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for the Westcore MIDCO Growth, Blue Chip and Small-Cap Opportunity Funds.


WESTCORE BOND FUNDS

The following questions are designed to help you better understand an investment in the Westcore Bond Funds.

WHAT ARE THE INVESTMENT OBJECTIVES OF THE WESTCORE BOND FUNDS?

     - WESTCORE LONG-TERM BOND FUND seeks a high level of long-term total rate of return (i.e., income plus capital appreciation).

     - WESTCORE INTERMEDIATE-TERM BOND FUND seeks current income with relatively small volatility of principal through investment in investment grade securities and high quality money market instruments.

     - WESTCORE COLORADO TAX-EXEMPT FUND seeks to provide investors with income exempt from Federal income taxes and Colorado state income taxes consistent with safety and stability of principal.


WHAT ARE THE PRIMARY INVESTMENTS OF THE WESTCORE BOND FUNDS?

The Westcore Long-Term Bond and Intermediate-Term Bond Funds are diversified funds that invest at least 65% of their total assets in a broad range of debt obligations during normal market conditions. Debt obligations include fixed and variable-rate bonds, asset-backed and mortgage-backed securities, zero coupon bonds, debentures, obligations convertible into common stocks, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, dollar-denominated debt obligations of foreign issuers including foreign corporations and foreign governments, municipal obligations and money market instruments.

The Westcore Colorado Tax-Exempt Fund is a non-diversified fund that invests substantially all of its assets (i.e., at least 80%) in debt instruments issued by or on behalf of the state of Colorado ("Colorado Obligations"), other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). The Fund normally will invest at least 65% of its total assets in Colorado Obligations. The Colorado Tax-Exempt Fund currently intends to invest at least 75% of its assets in Municipal Obligations covered by insurance policies.


WHAT ARE THE EXPECTED MATURITIES OF THE WESTCORE BOND FUNDS?

Except during temporary defensive periods or unusual market conditions, Denver Investment Advisors expects that the average dollar-weighted portfolio maturity of the Westcore Bond Funds will be as follows:

FUND                                      AVERAGE DOLLAR-WEIGHTED MATURITY
Westcore Long-Term Bond Fund                 at least 10 years
Westcore Intermediate-Term Bond Fund         3-6 years
Westcore Colorado Tax-Exempt Fund            7-10 years


WHAT IS THE INVESTMENT QUALITY OF THE ASSETS OF THE WESTCORE BOND FUNDS?

Debt obligations acquired by the Westcore Long-Term Bond and Intermediate-Term Bond Funds will be at least investment grade at the time of purchase. Each Fund's dollar-weighted average portfolio quality is expected to be "A" or better.

Municipal Obligations acquired by the Colorado Tax-Exempt Fund will be rated in one of the three highest investment grade categories at the time of purchase by one or more rating agencies. The Fund may invest up to 10% of its total assets in Colorado Obligations rated at the time of purchase in the fourth highest investment grade category when acceptable Colorado Obligations with higher ratings are unavailable for investment by the Fund. The Fund may invest in unrated obligations only if Denver Investment Advisors determines they are comparable in quality to instruments that meet the Fund's rating requirements.

If the rating of an obligation held by a Fund is reduced below the Fund's rating requirements, the Investment Adviser will sell the obligation when it is in the best interests of the Fund to do so.

For a description of ratings, please review the Appendix "Rating Categories."


DO THE WESTCORE BOND FUNDS INVEST IN ANY OTHER TYPES OF SECURITIES?

The Westcore Long-Term Bond and Intermediate-Term Bond Funds may invest in obligations convertible into common stocks and may acquire common stocks, warrants or other rights to buy shares only if they are attached to a fixed-income obligation. Common stock received through the conversion of convertible debt obligations will normally be sold in an orderly manner as soon as possible. Each Fund may also invest in options and futures. Additionally, each Fund may invest in short-term instruments including repurchase agreements and securities issued by other investment companies (within the limits prescribed by the Investment Company Act), and borrow funds for temporary purposes by entering into reverse repurchase agreements on a limited basis.

The Westcore Colorado Tax-Exempt Fund may invest in short-term taxable money market instruments, securities issued by other investment companies which invest in taxable or tax-exempt money market instruments and U.S. Government obligations. The Fund also may borrow funds for temporary purposes by entering into reverse repurchase agreements on a limited basis.

During temporary defensive periods, each Fund may invest without limitation in various short-term investments.


IS AN INVESTMENT IN THE WESTCORE COLORADO TAX-EXEMPT FUND A TAX-FREE
INVESTMENT?

Dividends paid by the Fund which are derived from interest on Colorado Obligations, as well as certain other governmental issuers, will be exempt from regular federal income taxes and Colorado state income taxes. Dividends derived from interest on non-Colorado Obligations will be subject to Colorado state income tax. Because the Fund may invest up to 20% of its assets in private activity bonds whose interest may be subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund may be treated as a tax preference item for purposes of this tax.

See also "Taxes" in "Other Information" on page 24.

ARE THERE ANY INVESTMENT RISKS UNIQUE TO THE WESTCORE COLORADO TAX-EXEMPT FUND?

Because the Fund concentrates its investments in Colorado Obligations, it is classified as a non-diversified fund for purposes of the Investment Company Act. The Fund's performance may be dependent upon fewer securities than is the case with a diversified portfolio and the Fund may experience greater fluctuations in net asset value. In addition, although the Fund does not presently intend to do so on a regular basis, it may invest 25% or more of its assets in industrial development bonds and in other Municipal Obligations, the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in these types of Municipal Obligations and the Fund is non-diversified, it will be more susceptible to economic, political and legal developments than a diversified Fund with similar objectives whose assets are not so concentrated.


HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

A fundamental risk associated with any fund that invests in fixed-income securities is the risk that the value of the securities it holds will rise or fall as interest rates change.

Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks. A bond fund's average-weighted maturity is a measure of how the fund will react to interest rate changes.


WHAT IS MEANT BY A FUND'S "AVERAGE DOLLAR-WEIGHTED MATURITY?"

The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a Fund. A bond's term to maturity is the number of years remaining to maturity. A bond fund does not have a stated maturity, but it does have an average dollar-weighted maturity. This is calculated by averaging the terms to maturity of bonds held by a Fund with each maturity "weighted" according to the percentage of net assets it represents.


HOW DO THE WESTCORE BOND FUNDS ATTEMPT TO MANAGE INTEREST RATE RISK?

Each Fund may vary the average-weighted maturity of its portfolio to reflect its portfolio manager's analysis of interest rate trends and other factors. A Fund's average-weighted maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Westcore Long-Term Bond and Intermediate-Term Bond Funds may also use futures, options and similar instruments to manage interest rate risk.


WHAT IS MEANT BY "CREDIT QUALITY?"

Another fundamental risk associated with all bond funds is credit risk -- the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal Obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.


HOW IS CREDIT QUALITY MEASURED?

Ratings published by nationally recognized rating agencies ("Rating Agencies"), such as Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's"), are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the greater risk.


IN GENERAL

WHAT POTENTIAL RISKS AND REWARDS MAY I EXPERIENCE IF I INVEST IN THE WESTCORE FUNDS?

An investment in the Westcore Funds presents the potential rewards and risks common to securities investments. The Westcore MIDCO Growth, Blue Chip, Growth and Income and Small-Cap Opportunity Funds invest in common stocks. Although stocks historically have presented greater potential for capital appreciation than debt obligations, they do not provide the same assurance of income and may carry greater risk of loss. The value of an investment in the Westcore Small-Cap Opportunity Fund, in particular, may experience significant fluctuations over time due to the Fund's investments in smaller companies and in convertible securities rated below investment grade which present greater potential price volatility, i.e., the price may go up or down.

The market value of debt obligations held by the Westcore Funds will also fluctuate, normally rising when interest rates fall and falling when interest rates rise. The value of some debt obligations (such as collateralized mortgage obligations, asset-backed securities, municipal leases and structured notes) may be more volatile than other types of instruments.

Several of the Funds may invest in foreign securities that are considered attractive by Denver Investment Advisors. In addition to being more costly, foreign securities may be subject to potentially adverse political, governmental and economic developments and changes in foreign currency exchange rates.

Each Fund may purchase certain derivative instruments which derive their value from the performance of underlying assets, interest or currency exchange rates, or indices. Derivative instruments present, to varying degrees, special market, volatility, leveraging, liquidity, pricing and operations risks. See "Risk Factors Associated with Derivative Instruments" in the Appendix "Information on Investment Policies and Additional Risk Factors" on page A-6.

The Funds may lend their securities and enter into repurchase agreements and reverse repurchase agreements with banks and broker/dealers that could experience financial difficulties, and may make limited investments in illiquid securities.

As the Funds' investment adviser, Denver Investment Advisors will evaluate the rewards and risks presented by all securities purchased by the Funds and will determine how they will be used in furtherance of the investment objectives of the Funds. It is possible, however, that Denver Investment Advisors' evaluations will prove to be inaccurate and, even when accurate, it is possible that the Funds will incur losses.


FUNDAMENTAL INVESTMENT LIMITATIONS


WHAT ARE FUNDAMENTAL INVESTMENT LIMITATIONS?

Fundamental investment limitations are those investment limitations that a Fund may not change without the approval of the holders of a majority of the Fund's outstanding shares. Some are summarized in the tables on the facing page (a complete statement is set forth in the Statement of Additional Information).

The Westcore MIDCO Growth, Blue Chip, Growth and Income, Small-Cap Opportunity, Long-Term Bond and Intermediate-Term Bond Funds may not:

        - Purchase securities if more than 5% of a Fund's total assets will be invested in the securities of any one issuer. However, up to 25% of the Fund's total assets may be invested without regard to this 5% limitation. Certain investments such as U.S. government securities are not subject to this limitation.

        - Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies. Each Fund may also lend portfolio securities in an amount not exceeding 30% of its total assets.

The Westcore Long-Term Bond, Intermediate-Term Bond and Colorado Tax-Exempt Funds may not:

        - Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of its total assets at the time of such borrowing. No Fund may mortgage, pledge or hypothecate any assets, unless it is in connection with a permissible borrowing and the amounts do not exceed the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

In addition, the Westcore Colorado Tax-Exempt Fund may not:

        - Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this limitation only, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

        - Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

        - Purchase securities if more than 5% of its total assets will be invested in the securities of any one issuer. However, up to 50% of the Fund's total assets may be invested without regard to the 5% limitation as long as not more than 25% of the Fund's total assets are invested in the securities of any one issuer. Certain investments such as U.S. government securities are not subject to this limitation.

No Fund will purchase securities so long as its outstanding borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage due to a change in the value of the Fund's portfolio securities generally will not constitute a violation.


HOW TO INVEST

This section tells you how to purchase, exchange and redeem your shares. It also explains various services and features offered in connection with your account. PLEASE CALL WESTCORE FUNDS AT 1-800-392-CORE (2673) IF YOU HAVE ANY QUESTIONS OR NEED ANY INFORMATION.

ALPS is the distributor for Westcore Funds and has its principal office at 370 Seventeenth Street, Suite 2700, Denver, Colorado 80202.

HOW TO OPEN AND ADD TO YOUR ACCOUNT

You may open an account and purchase shares of the Westcore Funds by completing a new Account Application and returning it to Westcore with your check made payable to Westcore/SSB. You may obtain an Account Application by calling 1-800-392-CORE (2673).


                                  TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT
                                  ------------------                            --------------------
===================================================================================================================
  BY TELEPHONE              -     Call 1-800-392-CORE (2673).              -    Call 1-800-392-CORE (2673).

  BY MAIL                   -     Send a completed Account Application     -    Send a check or money order
                                  and a check or money order payable in         payable in U.S. dollars and drawn
                                  U.S. dollars and drawn on a bank              on a bank located in the U.S. to
                                  located in the U.S. to Westcore               Westcore Trust, P.O. Box 8319,
                                  Trust, P.O. Box 8319, Boston, MA              Boston, MA 02266-8319.  Specify
                                  02266-8319.                                   your account number and the name
                                                                                of the Fund(s) in which you are
                                                                                investing.

  IN PERSON                 -     Bring your completed Account             -    Bring your check or money order
                                  Application and a check or money              payable to Westcore/SSB, to
                                  order payable to Westcore/SSB, to             Westcore Trust, 370 Seventeenth
                                  Westcore Trust, 370 Seventeenth               Street, Suite 2700, Denver, CO
                                  Street, Suite 2700, Denver, CO 80202.         80202.

  AUTOMATICALLY             -     Complete the Automatic Investment        -    Complete at any time an Automatic
    (from your                    Plan Section of your new Account              Investment Plan application to
     bank account)                Application ($50 minimum per                  have $50 or more automatically
                                  transaction) and return it to                 withdrawn from your bank account
                                  Westcore Trust, P.O. Box 8319,                monthly or quarterly.
                                  Boston, MA 02266-8319.

  BY WIRE                   -     Call 1-800-392-CORE (2673) to receive    -    Call 1-800-392-CORE (2673) to
                                  wiring instructions.                          receive wiring instructions.
===================================================================================================================


MINIMUM INVESTMENTS*

To open a new account                                      $1,000
To open a new retirement or certain other accounts            250
To open a new account with an Automatic Investment
   Plan                                                         0
To add to any type of an account                               50


* The minimum investment requirements do not apply to reinvested dividends, purchases by Service Organizations acting on behalf of their customers, officers, trustees, directors, employees and retirees of the Trust, Investment Adviser, Administrators or any direct or indirect subsidiary, or any spouse, parent or child of any of these persons.


HOW TO EXCHANGE FUND SHARES

You may exchange your Fund shares for shares of the other Westcore Funds or the PNC Money Market Portfolio.* Exchanges must be for at least $1,000 in value per cransaction. You should read the Prospectus for the Fund into which you are exchanging. For further information on the exchange privilege, please call a Westcore Investor Service Representative at 1-800-392-CORE (2673).

Westcore Trust may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

---------------
* PNC Money Market Portfolio is a no-load money market fund advised by PNC Institutional Management Corporation and sub-advised by PNC Bank National Association and distributed by Provident Distributors, Inc.

                                                     HOW TO EXCHANGE SHARES
=========================================================================================================
  BY TELEPHONE                               -       Call 1-800-392-CORE (2673) and give the account
  available only if you checked the                  name, account number, name of Fund and amount of
  appropriate box on the Account                     exchange ($1,000 minimum per transaction).
  Application
                                             -       If you have an account and would like to add the
                                                     telephone feature, send a written request to
                                                     Westcore Trust, P.O. Box 8319, Boston, MA 02266-
                                                     8319.  The request must be signed by each account
                                                     owner with the signatures guaranteed by an
                                                     authorized financial institution.



  BY MAIL                                    -       Send a written request to Westcore Trust, P.O. Box
                                                     8319, Boston, MA 02266-8319.  Submit any share
                                                     certificates being exchanged, endorsed for
                                                     transfer.

                                             -       YOUR WRITTEN REQUEST MUST:
                                                     - be signed (and signatures
                                                          guaranteed) by each
                                                          account owner;
                                                     - state the number or dollar
                                                       amount of shares to be
                                                       redeemed ($1,000 minimum);
                                                     - include your account number and tax
                                                       identification number.
=========================================================================================================



HOW TO REDEEM FUND SHARES

You may redeem your Fund shares on any business day. If you have any questions on how to redeem your shares, please call a Westcore Investor Service Representative at 1-800-392-CORE (2673).

Redemption proceeds generally will be sent by check to the shareholder(s) of record at the address of record within 7 days after receipt of a valid redemption request. If you have authorized the wire redemption service, your redemption proceeds will be wired directly into your designated bank account normally within 3 business days after receipt of a valid redemption request. If you have selected the Systematic Withdrawal Plan, your redemption proceeds will be electronically transferred to your designated bank account within 7 days after withdrawal.

                                                HOW TO REDEEM SHARES
===========================================================================================================
  BY TELEPHONE                          -       Call 1-800-392-CORE (2673) and give the account name,
  (available only if you checked the            account number, name of Fund and amount of redemption
  appropriate box on the Account                ($1,000 minimum).
  Application)
                                        -       If you do not have and would like to add the telephone
  -        Not available for                    redemption feature, send a written request to Westcore
           retirement accounts or               Trust, P.O. 8319, Boston, MA 02266-8319.  The request must
           shares held in certificate           be signed (and signatures guaranteed) by each account
           form.                                owner.

  IN PERSON                             -       Bring your written request to Westcore Trust, 370
                                                Seventeenth Street, Suite 2700, Denver, CO 80202.

  BY MAIL                               -       Send a written request to Westcore Trust, P.O. Box 8319,
                                                Boston, MA 02266-8319.  Submit any share certificates being redeemed, endorsed for transfer.

                                        -       Your written request must:
                                                -  be signed (and signatures guaranteed)
                                                   by each account owner;
                                                -  state the number or dollar amount
                                                   of shares to be redeemed;
                                                -  include your account number and tax
                                                   identification number.

  BY WIRE                               -       Call 1-800-CORE (2673) or write Westcore Trust, P.O. Box
  (available only if you checked the            8319, Boston, MA  02266-8319.  You will need to provide:
  appropriate box in the Account                account name and number; name of Fund; and amount of
  Application)                                  redemption ($1,000 minimum per transaction if made by
                                                telephone).

                                        -       If you have already opened your account and would like to
                                                have the wire redemption feature, send a written request to
                                                Westcore Trust, P.O. Box 8319, Boston, MA 02266-8319.  The
                                                request must be signed (and signatures guaranteed) by each account owner.

  BY SYSTEMATIC WITHDRAWAL              -       Request quarterly or monthly withdrawals in any multiple of
                                                $50.  Call 1-800-392-CORE (2673) for more information or a form.
===========================================================================================================

PRICE OF FUND SHARES

All purchases, redemptions and exchanges will be processed at the net asset value ("NAV") next calculated after your request is received in proper form. A Fund's NAV is determined by the Administrators as of the close of regular trading on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of regular trading on the NYSE on that day. If not, your request will be processed at the Fund's NAV at the close of regular trading on the next day. To be in proper form, your order must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

In the case of participants in certain employee benefit plans investing in certain Funds, their purchase orders will be processed at the NAV next determined after the Service Organization acting on their behalf receives the purchase order.

A Fund's NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. Each Fund's investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt securities with maturities of 60 days or less are valued at amortized cost, which generally equals market value.


ACCOUNTS OPENED THROUGH A SERVICE ORGANIZATION

You may purchase or sell Fund shares through an account you have with Denver Investment Advisors, any qualified broker/dealer, any bank or any other institution (your "Service Organization"). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares and may require different minimum initial and subsequent investments than Westcore. Service Organizations may also impose other charges, restrictions or cut-off times different from those applicable to shareholders who invest in Westcore directly.

A Service Organization may receive fees from the Trust or Denver Investment Advisors for providing services to the Trust or its shareholders. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Trust or Denver Investment Advisors with respect to their customers' assets invested in the Trust. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. Westcore is not responsible for the failure of any Service Organization to carry out its obligations to its customers.

GENERAL ACCOUNT POLICIES

If your account balance falls below $750 as a result of redemption and you do not increase the amount to at least $750 within 60 days after notice, your account may be closed and the proceeds sent to you.

You may choose to initiate certain transactions by telephone. Westcore Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. It may be difficult to reach the Funds by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

Westcore Funds or your Service Organization will send you a statement of your account quarterly and a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information will be mailed to you by January 31 of each year and filed with the Internal Revenue Service. At least twice a year, you will receive financial statements in the form of Annual and Semi-Annual Reports of the Funds.

Duplicate mailings of Fund materials to shareholders who reside at the same address may be eliminated.

The Funds will issue share certificates upon written request only.


OTHER INFORMATION


DISTRIBUTIONS AND TAXES

A Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of a Fund share by the amount of the dividend.


DISTRIBUTION SCHEDULE

When you open an account, you must specify on your Account Application whether you want to receive your distributions in cash or reinvest them in the distributing Fund or another Fund.

You may change your distribution option at any time by writing or calling 1-800-392-CORE (2673).

                                 INCOME DIVIDENDS                              CAPITAL GAINS
                                 ----------------                              -------------

Equity Funds                     Declared and paid                             Declared and paid
                                 quarterly*                                    in December

Bond Funds                       Declared and paid                             Declared and paid
                                 monthly                                       in December

---------------
* The Westcore MIDCO Growth Fund declares and pays income dividends in December only.

TAXES

FEDERAL

As with any investment, you should consider the tax implications of an investment in the Funds. The following briefly summarizes some of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation, including the applicability of any state and local taxes. You will be advised at least annually regarding the federal tax treatment of dividends paid to you.

Dividends paid by the Westcore Equity Funds and the Westcore Long-Term Bond and Intermediate-Term Bond Funds will be subject to federal income tax, whether they were paid in cash or reinvested in additional shares. Federal income taxes for dividends paid to an IRA or other qualified retirement plan are generally deferred. Income dividends will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the year.

The Colorado Tax-Exempt Fund anticipates that substantially all of its income dividends will be exempt from federal income tax (these dividends are known as "exempt-interest dividends") although any dividends derived from occasional taxable investments will be subject to federal income tax. In addition, shareholders must treat the portion of dividends paid by the Fund derived from interest received on certain private activity bonds as an item of tax preference for purposes of the federal alternative minimum tax.

Any capital gain dividend paid by a Fund will be taxable as a long-term capital gain, no matter how long you have held the Fund's shares.

Any dividends declared by a Fund in October, November or December and payable to shareholders of record during those months will be deemed to have been paid by the Fund and received by shareholders on December 31 of the same year where the amounts are actually paid the following January.

If you purchase Fund shares before the record date of a dividend, the entire amount of the dividend, although in effect a return of capital, will be subject to federal income taxes.

You may realize a taxable gain or loss when you redeem, transfer or exchange shares of a Fund. If you hold shares for six months or less, and during that time you received a capital gain dividend, any loss you realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier distribution.

Because each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), it generally will not be required to pay federal income taxes on its income and capital gains.

COLORADO STATE TAXES

Shareholders who are subject to Colorado state income tax will not be subject to such tax on dividends paid by the Westcore Colorado Tax-Exempt Fund to the extent that they qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to any of the following:

         - obligations of the State of Colorado or its political subdivisions issued on or after May 1, 1980;

         - obligations of the State of Colorado or its political subdivisions issued prior to May 1, 1980 to the extent such interest is specifically exempt from income taxation under the laws of Colorado authorizing the issuance of such obligations;

         - obligations of possessions and territories of the United States to the extent federal law exempts such obligations from state taxes; or

         - obligations of the United States or its possessions to the extent such obligations are subject to federal income tax.

However, to the extent distributions are received that are not attributable to the sources described above, such as distributions of short or long-term capital gain, they will not be exempt from Colorado income tax.

There are no municipal income taxes in Colorado. Moreover, because shares of the Westcore Colorado Tax-Exempt Fund are intangibles, they are not subject to Colorado property tax. Shareholders of the Westcore Colorado Tax-Exempt Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.


PERFORMANCE REPORTING

This section will help you understand various terms that are commonly used to describe a Fund's performance. You may see references to these terms in newsletters, advertisements and in media articles. Newsletters, advertisements and other publications may include comparisons of a Fund's performance to the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services.

AGGREGATE TOTAL RETURN -- reflects the total percentage change in the value of an investment in a Fund over a specified measuring period.

AVERAGE ANNUAL TOTAL RETURN -- represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period. It is calculated by taking the aggregate total return for the measuring period and determining what constant annual return would have produced the same aggregate return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

Both methods of calculating total return assume that you have reinvested dividends made by a Fund during the period in Fund shares.

YIELD -- shows the rate of income a Fund earns on its investments as a percentage of its share price. It is calculated by dividing the Fund's net investment income for a 30-day period by the product of the average daily number of shares entitled to receive dividends and the Fund's NAV per share at the end of the 30-day period. The result is then annualized. This represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in NAV.

TAX-EQUIVALENT YIELD -- of the Westcore Colorado Tax-Exempt Fund shows the level of the taxable yield needed to produce an after-tax yield equivalent to the Fund's tax-free yield. It is calculated by increasing the Fund's yield by the amount necessary to reflect the payment of federal and Colorado personal income taxes at a stated tax rate. The Fund's tax-equivalent yield will always be higher than its yield.

Any fees charged by your Service Organization directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time.


MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

The business and affairs of each Fund are managed under the direction of the Trust's Board of Trustees. The Statement of Additional Information contains information about the Board of Trustees.

INVESTMENT ADVISER

Denver Investment Advisors LLC ("Denver Investment Advisors") serves as the investment adviser to the Funds. The Investment Adviser has its principal offices at 1225 17th Street, 26th Floor, Denver, Colorado 80202. As of September 30, 1995, Denver Investment Advisors had approximately $9.4 billion in assets under active management. In addition to the Trust, Denver Investment Advisors also advises or sub-advises two other investment company portfolios, the Blue Chip Value Fund, Inc. and the PaineWebber Managed Assets Trust-Paine Webber Capital Appreciation Fund.

Subject to the overall authority of the Trust's Board of Trustees, Denver Investment Advisors has agreed to provide a continuous investment program for the Funds, including investment research and management. These management responsibilities include, among other things, furnishing economic and statistical information as requested by the Trust's trustees and officers.

The Investment Adviser makes investment decisions for the Funds and places orders for all purchases and sales of the Funds' portfolio securities.

INVESTMENT PERSONNEL

Todger Anderson, CFA, President of Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore MIDCO Growth Fund since its inception. Mr. Anderson has been a portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1975. He received his B.A. from Colby College and his M.B.A. from the University of Denver.

Varilyn K. Schock, CFA, a Vice President and Director of Quantitative Strategies with Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore Blue Chip Fund since 1991 and Westcore Small-Cap Opportunity Fund since its inception. Ms. Schock has been with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc., since 1984 and has been a portfolio manager with the company since 1987. She received her B.A. from the University of Denver.

Milford H. Schulhof, II, a Vice President of Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore Growth and Income Fund since October 1995. Mr. Schulhof has been a Vice President and portfolio manager with Denver Investment Advisors and its predecessor, Denver Investment Advisors, Inc. since 1985. He received his B.S.B.A. from Drake University and his M.B.A. from the University of Denver.

John Cormey, CFA, a Vice President of Denver Investment Advisors, has been primarily responsible for the day-to-day management of Westcore Long-Term Bond Fund and Intermediate-Term Bond Fund since 1991. Prior to managing these Funds, Mr. Cormey was Vice President and Director of Quantitative Research for the Investment Adviser. Mr. Cormey joined the company as a security analyst in 1972. He received his B.S. from the University of Colorado.

Robert Lindig is a Vice President of Denver Investment Advisors. He has been primarily responsible for the day-to-day management of the Westcore Colorado Tax-Exempt Fund since its inception. Mr. Lindig has 34 years experience in the institutional bond market. Prior to his employment with the Investment Adviser, Mr. Lindig was Vice President and Trust Officer of First Interstate Bank of Denver, N.A. Mr. Lindig received his B.A. degree from Dartmouth College and his M.B.A. from Columbia University.

BREAKDOWN OF MANAGEMENT EXPENSES AND EXPENSE LIMITS

Each Fund pays the Investment Adviser a management fee under an advisory agreement. The fees are set forth below and are expressed as an annual percentage of the Funds' average daily net assets:


===================================================================================================
                                                               CONTRACTUAL             EXPENSE
                                                                  ANNUAL                LIMIT
                       FEE SCHEDULE                           PERCENTAGE (%)         PERCENTAGE (%)
  Westcore MIDCO Growth Fund                                       .65%                   None

  Westcore Blue Chip Fund                                          .65%                  1.15%(2)

  Westcore Growth and Income Fund                                  .65%                  1.15%(2)

  Westcore Small-Cap                                              1.00%(1)               1.30%(2)
  Opportunity Fund

  Westcore Long-Term Bond Fund                                     .45%                  .95%(2)

  Westcore Intermediate-Term                                       .45%                  .85%(2)
  Bond Fund

  Westcore Colorado                                                .50%                  .50%(2)
  Tax-Exempt Fund
===================================================================================================

(1) Although the fee payable by Westcore Small-Cap Opportunity Fund is higher than the fee payable by the other Funds, the Investment Adviser believes that it is within the range of fees payable by Funds with comparable investment objectives and policies.

(2) The Administrators will waive certain fees and/or reimburse expenses to the extent that total expenses exceed the stated limits. You will be notified of any changes in these limits.


The Investment Adviser may from time to time voluntarily waive all or any portion of these fees and reimburse expenses of a Fund; however, it may modify or discontinue this practice at any time, at its discretion.

CO-ADMINISTRATORS

ALPS and Denver Investment Advisors serve as co-administrators to the Funds (the "Administrators"). As Administrators, they have agreed to: assist in maintaining the Funds' office; furnish the Funds with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the SEC; prepare filings with state securities commissions;

coordinate federal and state tax returns; monitor each Fund's expense accruals; monitor compliance with each Fund's investment policies and limitations; and generally assist in each Fund's operations. The Administrators are entitled to receive a fee from each Fund for administrative services, computed daily and payable monthly, at the aggregate annual rate of .30% of the Fund's average daily net assets. The Administrators may voluntarily waive all or any portion of their administration fees from time to time.

Pursuant to a separate agreement, ALPS has agreed to maintain the financial accounts and records of each Fund and to compute the net asset value and certain other financial information relating to each Fund. As authorized by the agreement, ALPS has currently subcontracted certain of its bookkeeping and pricing duties to American Data Services, Inc., a provider of accounting services to investment companies.

The Trust has agreed to reimburse Denver Investment Advisors for payments made by Denver Investment Advisors to various shareholders of record for providing recordkeeping and sub-accounting services to persons who beneficially own shares of a Fund. The amount reimbursed with respect to a Fund will not exceed the lesser of the payments made by Denver Investment Advisors or the per share cost of transfer agency services borne by the Fund with respect to its other outstanding shares. The Administrators are also authorized to make payments from their administrative fees or other sources to persons for providing services to a Fund or its shareholders.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of each Fund are executed by broker-dealers selected by Denver Investment Advisors. In allocating purchase and sale orders, the Investment Adviser may consider the amount of its shares sold by broker/dealers and other financial institutions, including those that may be connected with it. Denver Investment Advisors will not allocate orders on this basis unless it believes that the broker/dealer's or institution's execution capability and the amount of the commission to be paid are comparable to what they would be with other qualified firms.

PERSONAL INVESTING

Denver Investment Advisors permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Funds, subject to Denver Investment Advisor's policy governing personal investing. Denver Investment Advisor's policy requires investment and other personnel to conduct their personal investment activities in a manner that Denver Investment Advisors believes is not detrimental to the Trust or Denver Investment Advisor's other advisory clients. See the Statement of Additional Information for more detailed information.

OTHER SERVICE PROVIDERS

The following parties provide the Funds with other services in return for compensation:

         -       CUSTODIAN
                 First Interstate Bank of Denver, N.A.
                 633 Seventeenth Street
                 Denver, Colorado  80202

         -       TRANSFER AGENT
                 State Street Bank and Trust Company
                 P.O. Box 1713
                 Boston, Massachusetts  02015

OTHER INFORMATION CONCERNING THE TRUST AND ITS SHARES

Westcore Trust was originally organized as a Maryland corporation on January 11, 1982. It was reorganized as a Massachusetts business trust on December 10, 1985.

The Trust's Amended and Restated Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more classes of shares. Pursuant to such authority, the Board has authorized the issuance of an unlimited number of shares representing interests in the Westcore MIDCO Growth Fund (Class B-1), Westcore Blue Chip Fund (Class I), Westcore Growth and Income Fund (Class J-1), Westcore Small-Cap Opportunity Fund (Class X-1), Westcore Long-Term Bond Fund (Class G), Westcore Intermediate-Term Bond Fund (Class H- 1), and Westcore Colorado Tax-Exempt Fund (Class S). No other classes of shares are currently offered.

SHAREHOLDER MEETINGS

Westcore Trust does not presently intend to hold meetings of shareholders except as required by the Investment Company Act or other applicable law.
Under the Investment Company Act, the Board of Trustees is required to call a meeting of shareholders for the purpose of voting upon the removal of any trustee or trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares. If a shareholders meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold. It is contemplated that the shareholders of each Fund will vote separately by Fund on matters pertaining to its investment advisory agreement and any changes in its fundamental investment limitations.

As of December 18, 1995, First Interstate Bank and its affiliated banks possessed, on behalf of their underlying customer accounts, voting or investment power with respect to a majority of all of the outstanding shares of Westcore Trust, and the Bank of New York held as Trustee 34.69% of the outstanding shares of the Westcore Small-Cap Opportunity Fund, and therefore they may be deemed to be a controlling person of the Trust and Fund, respectively, under the Investment Company Act.


INQUIRIES

Please write or call Westcore Trust at the address or telephone number listed on the cover of this Prospectus with any inquiries you may have regarding the Funds.

                                   APPENDIX A
                       INFORMATION ON INVESTMENT POLICIES
                          AND ADDITIONAL RISK FACTORS

Denver Investment Advisors uses a range of different investments and investment techniques in seeking to achieve a Fund's investment objective. All Funds do not use all of the investments and investment techniques described below. Westcore MIDCO Growth, Blue Chip, Growth and Income and Small-Cap Opportunity Funds are referred to collectively as the "Westcore Equity Funds." Westcore Long-Term Bond, Intermediate-Term Bond and Colorado Tax-Exempt Funds are referred to collectively as the "Westcore Bond Funds."


MUNICIPAL OBLIGATIONS (WESTCORE BOND FUNDS)

Municipal Obligations include: (i) "general obligation" securities which are secured by the issuer's full faith, credit and taxing power; (ii) revenue securities which are payable only from the revenues derived from a particular facility or other specific revenue source such as the user of the facility being financed; (iii) "moral obligation" securities which are normally issued by special purpose public authorities; and (iv) private activity bonds (such as bonds issued by industrial development authorities) which are usually revenue securities issued by or for public authorities to finance a privately-operated facility.

In many cases, the Internal Revenue Service has not ruled on whether the interest received on a Municipal Obligation is tax-exempt and, accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Funds and the Investment Adviser rely on these opinions and will not review the bases for them.


SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN COLORADO OBLIGATIONS (WESTCORE COLORADO TAX-EXEMPT FUND)

The Fund normally invests at least 65% of its total assets in Colorado Obligations. If Colorado or any of its political subdivisions suffers serious financial difficulties such that its ability to pay its obligations might be jeopardized, the ability of such entities to market their securities, and the value of the Fund, could be adversely affected.


U.S. GOVERNMENT OBLIGATIONS (ALL WESTCORE FUNDS)

Each Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.


MONEY MARKET INSTRUMENTS (ALL WESTCORE FUNDS)

Each Fund may invest from time to time in money market instruments such as bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less. Bank obligations include bankers' acceptances, certain negotiable certificates of deposit and time deposits such as U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks. Commercial paper is a short- term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers.


VARIABLE AND FLOATING RATE INSTRUMENTS (WESTCORE BOND FUNDS)

These Funds may purchase variable and floating rate demand instruments, including variable amount master demand notes, issued by corporations, industrial development authorities and governmental entities.


REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS
(ALL WESTCORE FUNDS)

In a repurchase agreement, a Fund agrees to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Repurchase agreements involve the risk that the seller will fail to repurchase the securities, as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act.

Each Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty.

LOWER-RATED SECURITIES (WESTCORE MIDCO GROWTH, GROWTH AND INCOME AND SMALL-CAP OPPORTUNITY FUNDS)

Investments in issuers of securities rated below investment grade (commonly known as "junk bonds") are considered to be more speculative than securities rated investment grade and higher. There are particular risks associated with these securities, including: (a) the relative youth and growth of the market;
(b) their greater sensitivity to interest rate and economic changes which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities which may adversely affect the price at which they could be sold;
(d) a greater risk of default or price changes due to changes in the issuer's creditworthiness; and (e) the adverse impact that legislation restricting lower-rated securities may have on their market.


SECURITIES LENDING (ALL WESTCORE FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND)

These Funds may lend their portfolio securities to institutional investors as a means of earning additional income. Securities loans present risks of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially.
A loan will not be made if, as a result, the total amount of a Fund's outstanding loans exceeds 30% of its total assets.


RESTRICTED SECURITIES (ALL WESTCORE FUNDS)

No Fund will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Illiquid securities include repurchase agreements, securities loans and time deposits that are not terminable within 7 days, certain municipal leases and certain securities that are not registered under the securities laws. Pursuant to guidelines adopted by the Board of Trustees, the Investment Adviser may determine that certain securities that are not registered under the Securities Act of 1933 are not illiquid and therefore are not subject to this 15% limitation. However, there can be no assurance that a liquid market will exist for any security at a particular time.

In addition, the purchase of such securities could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing these restricted securities.

CONVERTIBLE SECURITIES (ALL WESTCORE FUNDS, OTHER THAN BLUE CHIP AND COLORADO TAX-EXEMPT FUNDS)

These Funds may invest in convertible securities, including bonds and preferred stocks, that may be converted into common stock at a specified price or conversion ratio. The Funds use the same research intensive approach and valuation techniques for selecting convertible securities as are used for the selection of common stocks.

The value of a convertible security is influenced by both interest rates and the value of the underlying common stock. Investments in convertible securities, including in particular those with lower ratings, involve the risk that the securities, when converted, may be worth less than the prestated price.


ASSET-BACKED SECURITIES (WESTCORE BOND FUNDS, OTHER THAN COLORADO TAX-EXEMPT
FUND)

These Funds may purchase asset-backed securities which are securities backed by installment sale contracts, credit card receivables or other assets. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of rising interest rates, the rate of prepayment tends to increase. During periods of falling interest rates, the reinvestment of prepayment proceeds by a Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of a Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

Asset-backed securities are subject to greater risk of default during periods of economic downturn than conventional debt instruments and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities which could result in the Funds' experiencing difficulty in valuing or liquidating such securities.

MORTGAGE-RELATED SECURITIES (WESTCORE BOND FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND)

These Funds may invest in mortgage-related securities issued or guaranteed by U.S. government agencies and private issuers. They may include mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

Mortgage-related securities involve risks similar to those described above under "Asset-Backed Securities" including prepayment risks. In addition, CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-related obligations.


OPTIONS AND FUTURES (ALL WESTCORE FUNDS, OTHER THAN COLORADO TAX-EXEMPT FUND)

These Funds may buy put options and call options and write covered call and secured put options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option. Writing a secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Writing a covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at the stated exercise price at all times during the option period. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index.
Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. All options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

These Funds may also invest to a limited extent in futures contracts and options on futures contracts in order to reduce their exposure to movements of security prices pending investment, for hedging purposes or to maintain liquidity.

Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a contract or securities index. Each Fund may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade.

In accordance with regulations of the Commodity Futures Trading Commission, a Fund's commodities transactions must constitute bona fide hedging or other permissible transactions. In addition, a Fund may not engage in commodities transactions if the sum of the amount of initial margin deposits and premiums paid for related options, other than for bona fide hedging transactions, would exceed 5% of its assets (after certain adjustments). In connection with a position in a futures contract or related option, a Fund will create a segregated account of liquid high-grade assets or will otherwise cover its position in accordance with SEC requirements.

Options trading and futures transactions are highly specialized activities and carry greater than ordinary investment risks. The primary risks associated with the use of options and futures contracts are: (1) options and futures may fail as hedging techniques where the price movements of the securities underlying them do not follow the price movements of the portfolio securities subject to the hedge; (2) a Fund will likely be unable to control losses by closing its position in these investments where a liquid secondary market does not exist; (3) losses from investing in futures transactions due to unanticipated market movements are potentially unlimited; and (4) gains and losses on investments in options and futures depend on the Investment Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS (WESTCORE EQUITY FUNDS, OTHER THAN BLUE CHIP FUND)

Because these Funds may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, they may enter into currency exchange transactions from time to time. A Fund will purchase foreign currencies on a "spot" or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under these contracts the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Because there is a risk of loss to a Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Fund's Board of Trustees.

A Fund may maintain "short" positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to a Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.


WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (ALL WESTCORE FUNDS)

Each Fund may purchase or sell securities on a "when-issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. These transactions permit a Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs. Because a Fund is required to set aside cash or liquid high-grade debt obligations in a segregated account to satisfy these purchase commitments, its liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes.


SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES (ALL WESTCORE FUNDS)

Each Fund may invest in securities issued by other investment companies subject to the requirements of applicable securities laws. When a Fund invests in another investment company, it pays a pro rata portion of the advisory and other expenses of that company as a shareholder of that company. These expenses would be in addition to the Fund's own expenses.


FOREIGN SECURITIES (ALL WESTCORE FUNDS, OTHER THAN BLUE CHIP FUND)

There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Moreover, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Investments in foreign securities may be in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities.


STAND-BY COMMITMENTS (WESTCORE COLORADO TAX-EXEMPT FUND)

The Fund may acquire stand-by commitments under which a dealer agrees to purchase certain Municipal Obligations at the Fund's option at a price equal to their amortized cost value plus interest. These commitments will be used only to assist in maintaining the Fund's liquidity and not for trading purposes.


PORTFOLIO TURNOVER (ALL WESTCORE FUNDS)

A Fund may sell a portfolio investment soon after it is purchased if the Investment Adviser believes that a sale is consistent with the Fund's investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses, tax consequences (including the possible realization of additional taxable capital gains and income) and other transaction costs, which must be borne directly by the Fund involved and ultimately by its shareholders.


RISK FACTORS ASSOCIATED WITH DERIVATIVE INSTRUMENTS (ALL WESTCORE FUNDS)

Each Fund may purchase certain "derivative" instruments as described above under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities and various floating rate instruments, including inverse floaters).

Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more rapidly than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based or may be difficult to determine because of a lack of reliable objective information and an established secondary market; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Many of these instruments are proprietary products that have been recently developed by investment banking firms and it is uncertain how they will perform under different economic and interest rate scenarios.

                                   APPENDIX B
                               RATING CATEGORIES


                                       BOND
                                      RATING       EXPLANATION
-----------------------------------------------------------------------------------------------------------
 STANDARD & POOR'S RATINGS          AAA           Highest rating; extremely strong capacity to pay interest
 GROUP, DIVISION OF MCGRAW HILL                   and repay principal.
                                    AA            High quality; very strong capacity to pay interest and
                                                  repay principal.
                                    A             Strong capacity to pay interest and repay principal;
                                                  somewhat more susceptible to the adverse effects of
                                                  changing circumstances and economic conditions.
                                    BBB           Adequate capacity to pay interest and repay principal;
                                                  normally exhibit adequate protection parameters, but
                                                  adverse economic conditions or changing circumstances
                                                  more likely to lead to a weakened capacity to pay
                                                  interest and repay principal than for higher rated bonds.
                                    BB, B, CCC,   Predominantly speculative with respect to the issuer's
                                    CC, C         capacity to meeting required interest and principal
                                                  payments.  BB-lowest degree of speculation; C-the highest
                                                  degree of speculation.  Quality and protective
                                                  characteristics outweighed by large uncertainties or
                                                  major risk exposure to adverse conditions.
                                    D             In default.
-----------------------------------------------------------------------------------------------------------
 MOODY'S INVESTORS SERVICE, INC.    Aaa           Highest quality, smallest degree of investment risk.
                                    Aa            High quality; together with Aaa bonds, they compose the
                                                  high-grade bond group.
                                    A             Upper medium-grade obligations; some favorable investment
                                                  attributes.



                                    Baa           Medium-grade obligations; neither highly protected nor
                                                  poorly secured.  Interest and principal payments appear
                                                  adequate for the present but certain protective elements
                                                  may be lacking or may be unreliable over any great length
                                                  of time.  Some speculative characteristics.
                                    Ba            More uncertain, with speculative elements.  Questionable
                                                  protection of interest and principal payments.
                                    B             Lack characteristics of desirable investment; potentially
                                                  low assurance of timely interest and principal payments
                                                  or maintenance of other contract terms over time.
                                    Caa           Poor standing, may be in default; elements of danger with
                                                  respect to principal or interest payments.
                                    Ca            Speculative in a high degree; may be in default.
                                    C             Lowest-rated; extremely poor prospects of ever attaining
                                                  investment standing.



                                    D             In default.


                                 WESTCORE TRUST

                      Statement of Additional Information

                                      for

                               MIDCO Growth Fund
                                 Blue Chip Fund
                             Growth and Income Fund
                           Small-Cap Opportunity Fund
                              Long-Term Bond Fund
                          Intermediate-Term Bond Fund
                            Colorado Tax-Exempt Fund

                                January 1, 1996

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . .    2
NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . .   34
DESCRIPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . .   38
MANAGEMENT OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . .   42
CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . . . . . . . . .   51
EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS  . . . . . . . . . . . .   53
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . .   FS-1
APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
APPENDIX B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-1

                 This Statement of Additional Information is meant to be read in conjunction with the Funds' Prospectus dated January 1, 1996, as the same is revised from time to time, and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely based upon the information contained herein. Audited financial statements for the Funds as of May 31, 1995 are attached hereto. Copies of the Funds' Prospectus and financial statements may be obtained by calling 1-800-392-CORE
(2673) or by writing ALPS Mutual Funds Services, Inc. at 370 Seventeenth Street, Suite 2700, Denver, Colorado 80202. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                                   THE TRUST

                 Westcore Trust (the "Trust") is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company. The Trust's predecessor was originally incorporated in Maryland on January 11, 1982.

                 The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios. This Statement of Additional Information pertains to the MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Long-Term Bond Fund, Intermediate-Term Bond Fund and Colorado Tax-Exempt Fund (each, a "Fund" and collectively, the "Funds"). The MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund and Small-Cap Opportunity Fund are sometimes referred to as the "Equity Funds." The Long-Term Bond Fund, Intermediate-Term Bond Fund and Colorado Tax-Exempt Fund are sometimes referred to as the "Bond Funds." For information concerning any investment portfolios offered by the Trust, contact ALPS Mutual Fund Services, Inc. ("ALPS") at 370 Seventeenth Street, Suite 2700, Denver, Colorado 80202 or call 1-800-392-CORE (2673).


                       INVESTMENT OBJECTIVES AND POLICIES

                 The Prospectus for the Funds describes the Funds' investment objectives. The following information supplements and should be read in conjunction with the description of the investment objective and policies for each Fund in the Prospectus.

Portfolio Transactions

                 Denver Investment Advisors LLC ("Denver Investment Advisors" or the "Investment Adviser") serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the "Advisory Agreement").

                 Subject to the general supervision of the Trust's Board of Trustees and the provisions of the Trust's Advisory Agreement relating to the Funds, Denver Investment Advisors makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

                 The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

                 For the fiscal years ended May 31, 1995 and 1994, each Fund's portfolio turnover rates were as follows:

                            Portfolio Turnover Rate

                                  Year Ended                   Year Ended
Fund                             May 31, 1995                 May 31, 1994
----                             ------------                 ------------
MIDCO Growth Fund                  50.19%                      52.05%
Blue Chip Fund                     61.72%                      41.32%
Growth and Income Fund             81.14%                      53.86%
Small-Cap Opportunity Fund(1)      59.17%                      64.31%
Long-Term Bond Fund                25.09%                      52.82%
Intermediate-Term Bond Fund        60.86%                      65.04%
Colorado Tax-Exempt Fund            3.15%                       9.76%
----------------------

(1)  1994 figure is annualized.

                 Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. During the fiscal years ended May 31, 1995, 1994 and 1993, the Funds paid the following amounts in brokerage commissions:

                           Brokerage Commissions Paid

                                                Year Ended           Year Ended           Year Ended
                                                  May 31,              May 31,              May 31,
               Fund                                1995                 1994                 1993
               ----                                ----                 ----                 ----
MIDCO Growth Fund                                $  394,695            $ 283,999            $ 221,030

Blue Chip Fund                                       68,775               42,353               71,724

Growth and Income Fund                              100,312               58,385               49,121

Small-Cap Opportunity Fund                           30,619                4,918                  N/A
--------------------------                        ---------             --------            ---------

Aggregate Commissions                             $ 594,401            $ 582,274            $ 526,103

For the same periods the Long-Term Bond Fund, Intermediate-Term Bond Fund and Colorado Tax-Exempt Fund did not pay any brokerage commissions. During the fiscal years ended May 31, 1995, 1994, and 1993, no brokerage commissions were paid by any Funds to an affiliated broker of the Trust.

                 There is generally no stated commission in the case of portfolio securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Denver Investment Advisors will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

                 The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

                 The Advisory Agreement for the Funds provides that the Investment Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, Denver Investment Advisors will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes Denver Investment Advisors to cause any of the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that Denver Investment Advisors determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of that particular transaction or the overall responsibilities of Denver Investment Advisors to the

Fund. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

                 Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Investment Adviser.
Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

                 The Funds may from time to time purchase securities issued by the Trust's regular broker/dealers (as defined in Rule 10b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") or their parents. As of May 31, 1995, the Intermediate-Term Bond Fund held securities of the Trust's regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities. As of that date, the Fund's aggregate holdings of securities of Merrill Lynch & Co. was $2,040,000.

                 Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Investment Adviser, ALPS or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). However, Denver Investment Advisors is authorized in allocating purchase and sale orders for portfolio securities to broker/dealers and other financial institutions (including institutions that are affiliated with the Investment Adviser or principal underwriter) to take into account the sale of Fund shares if Denver Investment Advisors believes that the quality of the transaction and the amount of the commission are comparable to those of other qualified brokerage firms. In addition, the Colorado Tax-Exempt Fund will not purchase securities during the existence of any underwriting group or related selling group of which ALPS, the Investment Adviser, or any affiliated person of any of them, is a member, except to the extent permitted by the SEC. In certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

                 Investment decisions for each Fund are made independently from those for the other Funds and investment companies and accounts advised or managed by the Investment Adviser. Such other investment companies and accounts also may invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the available securities will be allocated between the Fund and the other purchaser in a manner which Denver Investment Advisors believes to be equitable to both. In some instances, this may adversely affect the price paid or received by a Fund or the size of the position obtained by or disposed of by the Fund. To the extent permitted by law, Denver Investment Advisors may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Moody's and S&P Ratings

                 The ratings of ratings agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. Denver Investment Advisors will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                 The payment of principal and interest on most debt securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Municipal Obligations (Bond Funds)

                 Municipal Obligations include "general obligation" securities, "revenue" securities, private activity bonds and "moral obligation" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such bonds are included within the term "Municipal Obligations" only if the interest paid thereon is exempt from regular federal income tax and, for the Colorado Tax-Exempt Fund, not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Moral obligation securities are normally issued by special purpose public authorities. If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                 Certain of the Municipal Obligations held by the Colorado Tax-Exempt Fund may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of the issuer's default. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

                 Although the Colorado Tax-Exempt Fund will invest most of its assets, under normal circumstances, in intermediate-term Municipal Obligations, the Fund may also purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                 Within the types of Municipal Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation. These obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain of these obligations present the risk that a municipality may not appropriate funds for the lease payments. Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default. Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they are not as liquid or marketable as other types of Municipal Obligations and are generally valued at par or less than par in the open market.

                 There are variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

                 Payment on Municipal Obligations relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations.

                 In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Municipal Obligations.

Stand-By Commitments (Colorado Tax-Exempt Fund)

                 The Fund may acquire stand-by commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Municipal Obligations at a specified price. The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying instrument.

                 The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Investment Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

                 The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations, which would continue to be valued in accordance with the Fund's normal method of valuation. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.

Special Considerations Regarding Investments in Colorado Obligations (Colorado Tax-Exempt Fund)

                 The concentration of the Colorado Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

                 The Fund believes the information summarized below describes some of the more significant developments relating to Securities of (i) municipalities or other political subdivisions or instrumentalities of the State of Colorado (the "State") which rely, in whole or in part, on ad valorem real property taxes and other general funds of such municipalities or political subdivisions or (ii) the State. The sources of such information include the official publications of the State, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official publications and other publicly available documents, but is not aware of any facts which would render such information inaccurate.

ECONOMIC FACTORS. Based on data published by the State of Colorado, Office of State Planning and Budgeting as presented in the Colorado Economic Perspective, Second Quarter, FY 1995-96, December 20, 1995 (the "Economic Report"), over 50% of non-agricultural employment in Colorado in 1995 was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the State's economy and of Denver as a regional economic and transportation hub. The government and manufacturing sectors followed as the third and fourth largest employment sectors in the State, representing approximately 16.7% and 10.6%, respectively, of non-agricultural employment in the State in 1995. The Office of Planning and Budgeting projects similar concentrations for the years 1996 and 1997.

                 According to the Economic Report, the unemployment rate improved from an average of 4.2% during 1994 to 4.0% during 1995. Total retail sales increased by only 5.5% during 1995. Colorado continues to surpass the job growth rate of the U.S. by a marginal amount with a 1.8% rate of growth projected for Colorado in 1996, as compared with 1.6% for the nation as a whole. However, the rate of job growth in Colorado is projected to continue to drop in 1996 as a result of the closure of the Resolution Trust Corporation, major staff reductions at the Bureau of Reclamations, significant cuts in other departments and the anticipated closure of Fitzsimons Medical Facility and the Bureau of Mines.

                 Personal income rose 6.2% in Colorado during 1994 and 7.6% in 1993. During 1995, personal income rose 6.6% in Colorado, as compared with 6.1% for the nation as a whole.

RESTRICTIONS OF APPROPRIATION AND REVENUES. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of State General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal years 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve was set at 1% for 1993 and 2% for 1994 and is set at 3% for 1995 and later years. The 1994 fiscal year ending fund balance was $405.1 million, which was $234.0 million over the combined Unappropriated Reserve and Emergency Reserve requirement. The 1995 fiscal year ending fund balance was $483.5 million, or $257.4 million over the required Unappropriated Reserve and Emergency Reserve. Based on December 20, 1995 estimates, the 1996 fiscal year ending fund balance is expected to be $502.8 million, or $168.6 million over the required Unappropriated Reserve and Emergency Reserve.

                 On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

                 The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes, and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits are fiscal year 1992 spending and 1991 property taxes collected in 1992. The bases for spending and revenue limits for fiscal year 1994 and later years will be the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new State real property taxes and local District income taxes.

                 According to the Economic Report, inflation for 1994 was 4.4% and population grew at the rate of 2.6% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1996 fiscal year will be limited to 7.0% over expenditures during the 1995 fiscal year. The limitation for the 1997 fiscal year is projected to be 6.8%, based on estimated inflation of 4.6% for 1995 and estimated population growth of 2.2% during 1995. The 1995 fiscal year is the base year for calculating the limitation for the 1996 fiscal year. For the 1995 fiscal year, General Fund revenues totalled $3,996.4 million and program revenues (cash funds) totalled $1,760.9 million, resulting in total estimated base revenues of $5,757.3 million. Expenditures for the 1996 fiscal year, therefore, cannot exceed $6,160.3 million. However, the 1996 fiscal year General Fund and program revenues (cash funds) are projected to be only $5,995.2 million, or $165.1 million less than expenditures allowed under the spending limitation.

                 Litigation concerning several issues relating to the Amendment has been brought in the Colorado courts. The litigation has dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease-purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Future litigation in the "enterprise" arena may be filed in the future to clarify these issues.

                 For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new Federal law, a final state or Federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given first year upon the declaration of a State fiscal emergency by the State General Assembly.

                 There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

COLORADO STATE FINANCES. As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. Under generally accepted accounting principles, the State had unrestricted General Fund balances at June 30 of approximately $133.3 million in fiscal year 1992, $326.8 million in fiscal year 1993, $405.1 million in fiscal year 1994, and

$483.5 million in fiscal year 1995. The fiscal year 1996 unrestricted General Fund ending balance is currently projected to be $502.8 million.

                 For fiscal year 1995, the following tax categories generated the following percentages of the State's $3,996.4 million gross receipts: individual income taxes represented 52.7% of gross fiscal year 1995 receipts; sales, use, and other excise taxes represented 32.9% of gross fiscal year 1995 receipts; and corporate income taxes represented 4.8% of gross fiscal year 1995 receipts. The final budget for fiscal year 1996 projects General Fund revenues of approximately $4,171.5 million and appropriations of approximately $4,151.2 million. The percentages of General Fund revenue generated by type of tax for fiscal year 1996 are not expected to be significantly different from fiscal year 1995 percentages.

DEBT. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local government units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

                 Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Colorado obligations in the Fund), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

U.S. Government Obligations (All Funds)

                 Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by a Fund include, in addition to

U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Money Market Instruments (All Funds)

                 Each Fund may invest from time to time in "money market instruments" such as bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

                 For the Equity funds, bank obligations include bankers' acceptances and negotiable certificates of deposit issued by a U.S. bank, savings bank or savings association that is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation. For the Bond Funds, bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks. Although the Bond Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Investment Adviser deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by the Bond Funds in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% and 25%, respectively, of the Funds' total assets at the time of purchase.

                 Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Investments by a Fund in commercial paper and similar corporate obligations will consist of issues that are rated within the highest rating category by one or more Rating Agencies at the time of purchase and unrated paper determined by the Investment Adviser at the time of purchase to be of comparable quality.

                 For the Colorado Tax-Exempt Fund, investments in money market instruments, together with investments in other instruments (such as U.S. Government obligations and repurchase agreements) that are subject to federal income tax, will not exceed 20% of the total assets of the Fund except when made for temporary defensive purposes. The Colorado Tax-Exempt Fund may also hold uninvested cash reserves which do not earn income pending investment, during temporary defensive periods or if, in the opinion of its Investment Adviser, suitable tax-exempt obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested by the Colorado Tax-Exempt Fund.

Variable and Floating Rate Instruments (Bond Funds)

                 These Funds may purchase variable and floating rate obligations as described in the Prospectus. The Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor the issuer's financial ability to meet payment on demand.

                 Variable and floating rate demand instruments acquired by a Fund may include participations in Municipal Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Investment Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

                 While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Funds, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund's illiquid assets. See "Restricted Securities."

Repurchase Agreements (All Funds)

                 A Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Investment Adviser, pursuant to guidelines established by the Trust's Board of Trustees. During the term of any repurchase agreement, the Investment Adviser will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Fund as collateral at 101% of the repurchase price.

                 Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, each Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Fund. If in the future a Fund were to enter into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 15% of the value of the Fund's net assets.

                 The repurchase price under repurchase agreements entered into by a Fund generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system.

                 Repurchase agreements involve the risk that the seller will fail to repurchase the securities, as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations.

Reverse Repurchase Agreements (All Funds)

                 When a Fund enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.

                 Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund sells may decline below the price it must pay when the transaction closes.

                 As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund's assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage.

Lower-Rated Securities (MIDCO Growth, Growth and Income and Small-Cap Opportunity Funds)

                 While any investment carries some risk, certain risks associated with lower-rated securities (commonly referred to as "junk bonds") are different than those for investment grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.

                 In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. This may occur where there is no established secondary market for the security or the security is thinly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                 Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market. Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities, costs and valuation difficulties.

                 The ratings of Rating Agencies evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Investment Adviser continuously monitors the issuers of lower-rated securities held in a Fund's portfolio for their ability to make required principal and interest payments. If a security undergoes a rating revision, the Fund involved may continue to hold the security if the Investment Adviser decides this is appropriate.

Securities Lending (Equity and Bond Funds)

                 Each of these Funds may lend its portfolio securities to institutional investors as a means of earning additional income. Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned. Securities loans will be made only to borrowers deemed by the Investment Adviser to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

                 When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time and will be called if a material event affecting the investment were to occur.

Restricted Securities (All Funds)

                 No Fund will knowingly invest more than 15% of the value of its net assets in securities that are illiquid. Securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under Rule 144A are subject to this limitation unless the Investment Adviser under the supervision of the Board determines that a liquid trading market exists.

                 Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Investment Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

                 The Investment Adviser monitors the liquidity of restricted securities in each of the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Investment Adviser will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Rights Offerings and Warrants to Purchase (Equity and Bond Funds)

                 These Funds may participate in rights offerings and may purchase warrants. These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund involved could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security's market price. This could occur when there is no movement in the level of the underlying security. A Fund will not invest more than 5% of its total assets in rights or warrants, or more than 2% of its total assets in rights or warrants not listed on the New York or American Stock Exchanges. Rights or warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.

Asset-Backed Securities (Bond Funds)

                 These Funds may purchase asset-backed securities issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Funds may also invest in other types of asset-backed securities that may be available in the future.

                 The calculation of the average weighted maturity of asset-backed securities is based on estimates of average life.

                 Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of both interest and principal on the securities are typically made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

                 Asset-backed securities are considered an industry for industry concentration purposes.

                 In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Mortgage-Related Securities (Bond Funds)

                 Mortgage Backed Securities Generally. Mortgage backed securities held by the Bond Funds represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to an investor such as the Funds. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies. Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

                 Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid.
Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage backed securities are described as "modified pass-through". These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

                 The Bond Funds may purchase mortgage-related securities that are secured by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

                 There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities also include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                 Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that a Portfolio is actually invested in VRM's, its interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolios' net asset value since the prices at which these securities are valued will reflect the payment procedures.

                 All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

                 Each Fund may invest in multiple class pass-through securities, including CMOs and REMIC Certificates. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, FNMA and FHLMC, or issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests, which in general are junior and more volatile than regular interests. The Funds do not intend to purchase residual interests. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

                 Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that amount may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security's maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. The compounding effect from reinvestment of monthly payments received by the Funds will increase their respective yields to shareholders, compared to bonds that pay interest semi-annually.

                 CMOs may involve additional risks other than those found in other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to the Fund based on the Fund's analysis of the market value of the security.

                 As new types of mortgage-backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

Options (Equity and Bond Funds)

                 Each Fund, other than the Colorado Tax-Exempt Fund, may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation which are traded over-the-counter or are listed on a national securities exchange. Such options may relate to particular securities or to various stock or bond indexes, except that a Fund may not write covered call options on an index. A Fund may also invest in index futures contracts and options on index futures contracts for hedging purposes. A Fund may not purchase options or purchase or sell futures contracts or options on futures contracts unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

                 In order to close out call or put option positions, the Fund will be required to enter into a "closing purchase transaction" -- the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

                 By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit. In addition, a Fund is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. If the Investment Adviser is incorrect in its forecast for the underlying security or other factors when writing options, a Fund would be in a worse position than it would have been had the options not been written.

                 In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

                 When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

                 As noted in the Prospectus, there are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("National Securities Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a National Securities Exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a National Securities Exchange; the facilities of a National Securities Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more National Securities Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Securities Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that National Securities Exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

                 A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures and Related Options (Equity and Bond Funds)

                 These Funds may invest in futures contracts and related options (including, but not limited to, interest rate futures contracts and index futures contracts). For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

Foreign Currency Exchange Transactions (MIDCO Growth, Growth and Income and Small-Cap Opportunity Funds)

                 A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. These contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline.

                 Forward foreign currency exchange contracts allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

When-Issued Purchases and Forward Commitments (All Funds)

                 When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, its custodian will set aside cash or certain liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and in the event of a decline, the Fund will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

                 The Funds will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved. However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

                 When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                 The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Securities Issued by Other Investment Companies (All Funds)

                 Each Fund may invest up to 10% in securities issued by other investment companies; however, the Colorado Tax-Exempt Fund may only invest in investment companies which invest in high-quality, short-term taxable instruments or tax-exempt instruments and which determine their net asset value per share on the amortized cost or penny-rounding method. Securities issued by other investment companies may be acquired by the Funds within the limits prescribed by the 1940 Act.

Investment Limitations


                 A Fund may not change the following investment limitations without the approval of a majority of the holders of the Fund's outstanding shares (as defined under "Miscellaneous" below).

                 No Fund may:

                 1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                 2. Purchase securities of companies for the purpose of exercising control.

                 3. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

                 4. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                 5. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, futures contracts and options on futures contracts. (This exception does not apply to the Colorado Tax-Exempt Fund).

                 6. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this Statement of Additional Information or the Prospectus are not deemed to be pledged for purposes of this limitation.


                 None of the Equity or Bond Funds may:

                 1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

                 2. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

                 3. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to each Fund's transactions in futures contracts and related options, and (b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                 4. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contracts and related options.

                 5. Purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

                 The Colorado Tax-Exempt Fund may not:

                 1. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

                 2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

                 3. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

                 4. Purchase any securities, except securities issued (as defined in the preceding investment limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

                 5. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                 6. Purchase or sell commodity contracts (including futures contracts) or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

                                  *    *    *

                 In order to permit the sale of shares of a Fund in certain states, the Trust may make commitments with respect to that Fund that are more restrictive than its investment policies listed above and in the Prospectus. To permit the sale of shares of the Equity and Bond Funds in Ohio, Texas and Wisconsin and the sale of shares of the Equity funds in Arkansas and Vermont, the Trust has agreed to the following additional restrictions with respect to those Funds:

         1. None of the Equity and Bond Funds will purchase securities in excess of 5% of its respective total assets of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable.

         2. None of the Equity and Bond Funds will purchase securities in excess of 10% of its respective total assets in securities of issuers which that Fund is restricted from selling to the public without registration under the Securities Act of 1933, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Trust's Board of Trustees based upon the trading markets for the securities.

         3. None of the Equity and Bond Funds will effect any brokerage transaction in its respective portfolio securities with any broker-dealer affiliated directly or indirectly with its investment adviser or manager, unless the transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting the transactions, is not unfair or unreasonable to the shareholders of the Fund. Each Fund will comply with SEC Rule 17e-1 under the 1940 Act relating to transactions with affiliated broker-dealers.

         4. None of the Equity and Bond Funds will invest more than 5% of its net assets in warrants, of which not more than 2% may be warrants which are not listed on the New York or American Stock Exchange.

         5. None of the Equity and Bond Funds will lend portfolio securities unless collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable as determined by a finding that adequate provision has been made for margin calls, termination of the loan, reasonable servicing fees (including finders' fees), voting rights, dividend rights, shareholder approval and disclosure, and the loan is within the limitations approved by the SEC.

         6. None of the Equity and Bond Funds will invest in oil, gas or mineral leases.

         7. None of the Equity and Bond Funds will invest in real estate limited partnership interests.

         8. None of the Equity and Bond Funds will invest more than 5% of its net assets in options, and they will only purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Each Fund will write only covered options.

         9. The MIDCO Growth, Growth and Income and Small-Cap Opportunity Funds will not invest more than 15% of their respective net assets in lower-rated convertible securities.

                 In order to permit the sale of shares of the Equity and Bond Funds in Ohio, the Trust has also agreed that no Equity or Bond Fund will purchase or retain the securities of any issuer if the officers or trustees of the Trust, the Investment Adviser, or managers owning beneficially one-half of one percent of the securities of such issuer together own beneficially more than 5% of the securities of that issuer.

                 In order to permit the sale of shares of the Equity and Bond Funds in Wisconsin, the Trust has also agreed that no Equity or Bond Fund will invest in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, that have been determined to be liquid by the issuer's board of directors or trustees based upon the trading markets for the securities, if by reason thereof the value of the Fund's investment in such securities would exceed 5% of its total assets.

                 To permit the sale of shares of the Bond Funds in Arkansas, the Trust has agreed that no Bond Fund will purchase securities in excess of 10% of its total assets in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Trust's Board of Trustees based upon the trading markets for the securities.

                 Should the Trust determine that the above commitments or any other commitment made to permit the sale of a Fund's shares in any state are no longer in the best interests of that Fund, the Trust will revoke the commitment by terminating sales of that Fund's shares in the state involved.


                                NET ASSET VALUE

                 The net asset value per share of each Fund is calculated as set forth in the Prospectus and is calculated separately from the net asset value of the other Funds. For purposes of such calculation, "assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Each Fund is charged with the direct liabilities and expenses of that Fund and with a share of the general liabilities and expenses of the Trust. Allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be made in accordance with generally accepted accounting principles. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

                 Securities that are traded on a recognized stock exchange are valued at the last sale price occurring prior to the close of regular trading on the securities exchange on which such securities are primarily traded or at the last sale price occurring prior to the close of regular trading on the national securities market. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the current bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Co-Administrators under the supervision of the Board of Trustees. In computing net asset value, the Co-Administrators will "mark to market" the current value of a Fund's open futures contracts and options.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                 Shares in the Funds are sold on a continuous basis by ALPS.

                 Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

                 Each Fund may redeem shares involuntarily if it appears appropriate to do so in light of its responsibilities under the 1940 Act or to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                 The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

                 A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

Retirement Plans -- Equity Funds and Bond Funds

                 Profit-Sharing Plan. The Trust has available a profit-sharing plan (including a 401(k) option) (the "Profit-Sharing/401(k) Plan") for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Funds as a funding medium for a retirement plan qualified under the Internal Revenue Code ("Code").

                 The Code provides certain tax benefits for contributions by a self-employed individual or corporation to the Profit-Sharing/401(k) Plan.
For example, contributions to the Plan are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed. However, distribution of amounts from the Profit-Sharing/401(k) Plan to a participant before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant's gross income.

                 Individual Retirement Account. The Trust has available a plan (the "IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to an IRA for his or her nonworking spouse under age 70 1/2.

                 The individual's IRA assets (and earnings thereon) may generally not be withdrawn (without the individual's incurring an additional 10% tax on the amount included in the individual's gross income) until age 59 1/2. Earnings on amounts contributed to the IRA are not taxed until distributed.

                 The Funds also permit certain employers (including self-employed individuals) to make contributions to employees' IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). A SEP permits an employer to make discretionary contributions to all of its employees' IRAs (employees who have not met certain eligibility criteria may be excluded) equal to a uniform percentage of each employees' compensation (subject to certain limits). If an employer (including a self-employed individual) establishes a SARSEP, employees may defer a percentage of their compensation -- pre-tax -- to IRAs (subject to certain limits). The Code provides certain tax benefits for contributions by an employer, pursuant to a SEP and/or SARSEP, to an employee's IRA. For example, contributions to an employee's IRA pursuant to a SEP and/or SARSEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

                 In both the Profit-Sharing/401(k) Plan and the IRA, distributions of net investment income and capital gains will be automatically reinvested.

                 The foregoing brief descriptions are not complete or definitive explanations of the Profit-Sharing/401(k) Plan or IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting ALPS directly. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.


                             DESCRIPTION OF SHARES

                 The Trust is a Massachusetts business trust. Under the Trust's Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Amended and Restated Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of twenty-four classes of shares, each class representing interests in a separate investment portfolio. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

                 Each share of the Trust has no par value, represents an equal proportionate interest in a Fund, and is entitled to such dividends and distributions of the income earned on the Fund's assets as are declared at the discretion of the Trustees. Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, a Fund's shares will be fully paid and nonassessable by the Trust. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

                 Shareholders of the Funds will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

                 There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders meeting for the election of trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the trustees. The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Except as set forth above, the Trustees shall continue to hold office and may appoint successor trustees.

                 The Amended and Restated Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                    ADDITIONAL INFORMATION CONCERNING TAXES

                 The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' Prospectus are not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date hereof; such laws and regulations may be changed by legislative or administrative action. Investors should consult their tax advisors with reference to their own situation.

Federal - All Funds

                 Each Fund is treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company for each of its taxable years. Qualification as a regulated investment company requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt interest income (if any) net of certain deductions for a taxable year. In general, a Fund's investment company taxable income will be its taxable income (including interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Equity and Bond Funds will be taxable as ordinary income to their shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.)

                 In addition, in order to qualify as a regulated investment company, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                 Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months:
(1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. See Appendix B -- "Accounting and Tax Treatment" for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the 30% test.

                 Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

                 Each Fund will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

                 Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

                 A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                 If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of the taxable income of the Fund will be subject to tax at regular corporate rates, without any deduction for distributions to shareholders, and the Fund's distributions to shareholders (whether or not derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the particular Fund. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

State - All Funds

         Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which they are otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws.

Additional Federal Tax Considerations for the Colorado Tax-Exempt Fund

                 As described above and in the Prospectus, the Colorado Tax-Exempt Fund is designed to provide investors with income exempt from regular federal income tax and Colorado personal income tax. See above for general federal income tax considerations. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs, because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but those dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

                 In accordance with the Code, the Fund intends to distribute substantially all of its net tax-exempt income (such distributions are known as "exempt-interest dividends") and investment company taxable income (if any) each taxable year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualify as exempt-interest dividends will be the same for all shareholders receiving dividends during the year. In order for the Fund to pay exempt-interest dividends with respect to any taxable year, among other things, at least 50% of the aggregate value of the Fund's portfolio at the close of each quarter of its taxable year must consist of exempt-interest obligations. After the close of its taxable year, each Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such year which constitutes an exempt-interest dividend. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

                 If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the period to not less than the greater of 31 days or the period between regular distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

                 If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the alternative minimum tax applicable to individuals and corporations and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


                            MANAGEMENT OF THE FUNDS

Trustees and Officers

         The names of the trustees and officers of the Trust, their ages, addresses, principal occupations during the past five years and other affiliations are set forth below:


                                                                             Principal Occupations
                                          Position with                     During Past 5 Years and
   Name, Age and Address                    the Trust                          Other Affiliations
   ---------------------                  -------------                     -----------------------
 JACK D. HENDERSON, 68(1)                    Chairman                 Attorney, Jack D. Henderson, Attorney-
 1600 Broadway                                                      at-Law; prior thereto partner of the
 Suite 1410                                                         law firm of Clanahan, Tanner, Downing &
 Denver, Colorado  80202                                            Knowlton, P.C., Denver, Colorado from
                                                                    July 1990 through October 1995; Trustee
                                                                    of Pacifica Funds Trust; Trustee,
                                                                    Pacific American Fund through September
                                                                    1994.

                                                                             Principal Occupations
                                               Position with                During Past 5 Years and
          Name, Age and Address                  the Trust                     Other Affiliations
          ---------------------                -------------                -----------------------
 McNEIL S. FISKE, 61                           Trustee              Chairman of the Board, MacCourt
 7901 No. Tuscany Drive                                             Products; Chairman of the Board and
 Tucson, Arizona 85741                                              Vice President, Sierra Pacific Airlines
                                                                    Inc. through September 1991; Director,
                                                                    Principal Occupations Scientific
                                                                    Software Corporation.

 JAMES B. O'BOYLE, 67                          Trustee              Business Consultant; Trustee of Pacific
 6115 West Mansfield Avenue                                         American Fund through September 1994.
 Denver, Colorado 80235

 ROBERT L. STAMP, 63                           Trustee              Retired since April, 1995; prior
 P.O. Box 5887                                                      thereto Vice President of Finance,
 Denver, Colorado 80217                                             Treasurer and Assistant Secretary, The
                                                                    Gates Corporation; Vice President, The
                                                                    Gates Rubber Company; member of U.S.
                                                                    Chambers Economic Policy Committee;
                                                                    Director of Gates Credit Union; Trustee
                                                                    of Pacific American Fund through
                                                                    September 1994.

 LYMAN E. SEELY, 77                            Trustee              Retired since 1983; prior thereto Vice
 14795 Northeast                                                    Chairman of the Board and Director,
 Lawnview Circle                                                    First Interstate Bank of Oregon, N.A.;
 Aurora, Oregon 97002                                               Director, OECO Corporation (an
                                                                    electronics manufacturing company);
                                                                    Director, McCall Oil and Chemical
                                                                    Company.

 KENNETH V. PENLAND, 53                        President            Chairman and Chief Executive Officer,
 Denver Investment Advisors LLC                                     Denver Investment Advisors LLC (and its
 1225 17th Street- 26th Fl.                                         predecessor) since March 1985;
 Denver, CO  80202                                                  Chairman, Blue Chip Value Fund.


 MARK POUGNET, 34                              Treasurer            Chief Financial Officer for ALPS Mutual
 ALPS Mutual Funds Services, Inc.                                   Funds Services, Inc.; Treasurer,
 370 17th Street                                                    Mariner Funds; Treasurer, Duff & Phelps
 Suite 2700                                                         Funds; Treasurer, First Funds;
 Denver, Colorado 80217                                             Executive Director of Syndication
                                                                    Accounting for Paramount Pictures-
                                                                    Television Group, 1989-1991.

                                                                             Principal Occupations
                                               Position with                During Past 5 Years and
          Name, Age and Address                  the Trust                     Other Affiliations
          ---------------------                -------------                -----------------------
 W. BRUCE McCONNEL, III, 52                    Secretary            Partner of the law firm of Drinker
 Drinker Biddle & Reath                                             Biddle & Reath, Philadelphia,
 1345 Chestnut Street                                               Pennsylvania.
 Philadelphia, Pennsylvania
 19107-3496


_____________________

1 Mr. Henderson is considered to be an "interested person" of the Trust as defined in the 1940 Act.

                        _______________________________

                 The trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

                 Each trustee receives an annual fee of $12,000 plus $500 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity. The following chart provides certain information about the trustee fees paid by the Trust for the fiscal year ended May 31, 1995:


                                                                           PENSION OR
                                                                           RETIREMENT          ESTIMATED
                                                       AGGREGATE        BENEFITS ACCRUED         ANNUAL           AGGREGATE
                                                   COMPENSATION FROM     AS PART OF FUND     BENEFITS UPON    COMPENSATION FROM
                    NAME OF PERSON/ POSITION           THE TRUST            EXPENSES           RETIREMENT     THE FUND COMPLEX*
                    ------------------------       -----------------    ----------------     -------------    -----------------
                 JACK D. HENDERSON, Chairman       $22,500             $0                   $0                $33,416**

                 McNEIL S. FISKE, Trustee          $17,500***          $0                   $0                $17,500

                 JAMES B. O'BOYLE, Trustee         $18,000             $0                   $0                $23,000****

                 ROBERT L. STAMP, Trustee          $18,000             $0                   $0                $23,000****

                 LYMAN E. SEELY, Trustee           $18,000             $0                   $0                $18,000

* Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person.

** Includes amounts received for services as a member of the Boards of Trustees of Pacifica Funds Trust and Pacific American Fund.

*** A portion of this amount has been deferred at the election of Mr. Fiske. The total amount of deferred compensation (including interest) payable to him as of May 31, 1995 was $4,573.

**** Includes amounts received for services as a member of the Board of Trustees of Pacifica American Fund.

                 Denver Investment Advisors, of which Mr. Penland, President of the Trust, is a member, receives compensation as Adviser and co-administrator. ALPS, of which Mr. Pougnet, Treasurer of the Trust, is employed as Chief Financial Officer, receives compensation from the Trust as Distributor and co-administrator.

                 Drinker Biddle & Reath, of which Mr. McConnel, Secretary of the Trust, is a partner, receives legal fees as counsel to the Trust. The trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund as of June 30, 1995.

Shareholder and Trustee Liability

                 Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meets its obligations.

                 The Amended and Restated Declaration of Trust further provides that all persons having any claim against the trustees or the Trust shall look solely to the Trust property for payment; that no trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as trustee. With the exception stated, the Amended and Restated Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been trustee, and that the trustees will indemnify representatives and employees of the Trust to the same extent that trustees are entitled to indemnification.

Investment Adviser

                 Denver Investment Advisors serves as investment adviser to the Funds pursuant to an Advisory Agreement. In the Advisory Agreement, the Investment Adviser has agreed to provide a continuous investment program for each Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

                 Prior to March 31, 1995, First Interstate of Denver, N.A. served as investment adviser, and Denver Investment Advisors served as sub-adviser, to the MIDCO Growth, Blue Chip, Growth and Income, Long-Term Bond, Intermediate-Term Bond and Colorado Tax-Exempt Funds. Prior to March 31, 1995, First Interstate Capital Management, Inc. ("FICM") served as investment adviser and Denver Investment Advisors served as sub-adviser to the Growth and Income and Intermediate-Term Bond Funds.

                 The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years of each Fund.

                                   Year Ended                         Year Ended                        Year Ended
                                  May 31, 1995                       May 31, 1994                      May 31, 1993
                            --------------------------          ------------------------          -----------------------
                            Advisory                            Advisory                          Advisory
       Fund Name              Fees              Waiver            Fees            Waiver            Fees           Waiver
       ---------            --------            ------          --------          ------          --------         ------
  MIDCO Growth Fund       $2,529,123             $0          $1,963,711            $0          $1,291,451            $0

  Blue Chip Fund             271,890              0             210,009             0             200,144             0

  Growth and Income          271,513              0             277,664             0             203,685             0
  Fund

  Small-Cap                     0               73,894            0(1)             7,275(1)         N/A(1)          N/A(1)
  Opportunity Fund

  Long-Term Bond             124,337              0             133,451             0             163,844             0
  Fund

  Intermediate-Term          407,813              0             499,968             0             429,329             0
  Bond Fund

  Colorado Tax-                 0               51,298             0              45,269             0             29,215
  Exempt Fund

(1)  The Fund commenced investment operations on December 28, 1993.


         For the fiscal years ended May 31, 1995, 1994 and 1993, the investment advisers reimbursed additional expenses for the Funds as follows:

                                               Year Ended                Year Ended               Year Ended
         Fund Name                            May 31, 1995              May 31, 1994             May 31, 1993
         ---------                            ------------              ------------             ------------
Small-Cap
Opportunity Fund                                 $20,200                $22,115(1)                   N/A(1)

Colorado Tax-Exempt
Fund                                              65,533                    68,401                  $62,778
---------------

(1)  The Fund commenced investment operations on December 28, 1993.


                 First Interstate Bank of Denver, N.A. and FICM each paid 90% of the advisory fees received by them for the Growth and Income Fund and Intermediate-Term Bond Fund to Denver Investment Advisors pursuant to the Sub-Advisory Agreements each formerly had in effect with respect to such Funds.

                 The Investment Adviser has agreed that if, in any fiscal year, the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for any excess to the extent required by such regulations. To the Trust's knowledge, as of the date of this Statement of Additional Information the most restrictive expense limitations for any fiscal year imposed by state securities regulations which were applicable to the Funds were as follows: two and one-half percent of the first $30 million of average net assets, two percent of the next $70 million of average net assets, and one and one-half percent of the remaining average net assets. During the fiscal year ended May 31, 1995, no expense reimbursement was required.

                 Denver Investment Advisors also performs investment advisory services for the Blue Chip Value Fund, Inc. and the Paine Webber Managed Assets Trust-Paine Webber Capital Appreciation Fund, two other investment company portfolios. Investment decisions for each account managed by Denver Investment Advisors, including the Funds, are made independently from those for any other account that is or may in the future become managed by Denver Investment Advisors or its affiliates. If, however, a number of accounts managed by Denver Investment Advisors are contemporaneously engaged in the purchase or sale of the same security, the available securities or investments may be allocated in a manner believed by Denver Investment Advisors to be equitable to each account. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

                 Each account managed by Denver Investment Advisors has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

                 The current Advisory Agreement for the MIDCO Growth, Blue Chip, Growth and Income, Small-Cap Opportunity and Long-Term Bond Funds became effective on March 31, 1995, and the current Advisory Agreement for the Colorado Tax-Exempt Fund became effective on October 1, 1995. Each Advisory Agreement will continue in effect until September 30, 1996 and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the trustees of the Funds. Each Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or

Denver Investment Advisors on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

                 The Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

                 Denver Investment Advisors, as co-administrator, also provides administrative services to the Funds pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

                 ALPS acts as the distributor of the Funds' shares pursuant to a Distribution Agreement with the Trust (the "Distributor"). Shares are sold on a continuous basis by ALPS as agent of the Funds, and ALPS has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. As Distributor, ALPS pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. ALPS is not entitled to any compensation for its services as Distributor. For the fiscal years ended May 31, 1995, 1994 and 1993, ALPS received $108,459, $296,811.77 and $325,076.57, respectively, in underwriting commissions with respect to all the investment portfolios offered by the Trust.

Administrators, Bookkeeping and Pricing Agent

                 ALPS and Denver Investment Advisors, as co-administrators (the "Administrators"), provide administrative services to the Funds as described in the Prospectus pursuant to an Administration Agreement, and have agreed to pay all expenses they incur in connection with their administrative activities. Under the Administration Agreement, the Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrators in the performance of their duties or from their reckless disregard of their duties and obligations under the agreement. Prior to the current Administration Agreement, which became effective on October 1, 1995, ALPS served as sole Administrator to the Funds.

                 In addition to the services it provides as co-administrator, ALPS has agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. ALPS subcontracts certain of its bookkeeping and pricing duties to American Data Services, Inc., a provider of accounting services to investment companies. Under the Bookkeeping and Pricing Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties under the Agreement.

                 The following table summarizes the administration fees paid by the Funds and any administration fee waivers for the last three fiscal years.

                                    Year Ended                         Year Ended                        Year Ended
                                   May 31, 1995                       May 31, 1994                      May 31, 1993
                         -----------------------------       ---------------------------       ----------------------------
                         Administration         Waiver       Administration       Waiver       Administration       Waiver
       Fund Name              Fees             of Fees            Fees           of Fees            Fees            of Fees
       ---------         --------------        -------       --------------      -------       --------------       -------
  MIDCO Growth Fund         $194,548              $0            $151,055            $0             $99,640            $0

  Blue Chip Fund              20,914               0              16,155             0              15,396             0

  Growth and Income           20,885               0              21,359             0              15,668             0
  Fund

  Small-Cap                    2,787             908               0(1)            364(1)           N/A(1)           N/A(1)
  Opportunity Fund

  Long-Term Bond              13,815               0              14,828             0              18,205             0
  Fund

  Intermediate-Term           45,313               0              55,552             0              47,703             0
  Bond Fund

  Colorado Tax-                3,624           1,506                 744         3,890                   0         2,913
  Exempt Fund

(1)      The Fund commenced operations on December 28, 1993.

                          CUSTODIAN AND TRANSFER AGENT

        First Interstate of Denver (the "Custodian") serves as custodian of the assets of each of the Funds pursuant to a custody agreement (the "Custody Agreement"). Under the Custody Agreement, the Custodian has agreed to hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation.

        For its services as custodian, the Custodian is entitled to receive compensation based on the aggregate market value of the portfolio securities of the Funds that are held by First Interstate of Denver as custodian: .02% on the first $50 million of average net assets; .018% on the next $50 million; .013% on the next $100 million; .01% on the next $300 million; and .005% on assets in excess of $500 million. The minimum annual custody fee payable by each Fund is $500. In addition, the Custodian, as custodian, is entitled to certain transaction charges at the rate of $20 for each transaction involving a domestic security, $25 for each transaction involving a foreign security, $45 per option (including issuance of an escrow receipt), and to reimbursement for its out-of-pocket expenses in connection with the above services. For the fiscal years ended May 31, 1995, 1994 and 1993 the Custodian waived all of its custodial fees in the following amounts:

                                     Year Ended                 Year Ended                  Year Ended
         Fund Name                  May 31, 1995               May 31, 1994                May 31, 1993
         ---------                  ------------               ------------                ------------
  MIDCO Growth Fund                   $87,850                     $85,151                    $36,722

  Blue Chip Fund                       20,142                      9,302                      10,087

  Growth and Income Fund               24,014                     12,174                      12,624

  Small Cap                            16,558                      6,045                       N/A
  Opportunity Fund

  Long-Term Bond
  Fund                                 13,006                      9,091                      10,198

  Intermediate-Term Bond               28,132                     25,119                      23,021
  Fund

  Colorado Tax-Exempt Fund              5,552                      2,511                       1,688


        State Street Bank and Trust Company ("State Street") serves as Transfer Agent for each Fund. As Transfer Agent, State Street has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including reports to shareholders, dividend and distribution notices, and proxy materials for meetings of shareholders; and (e) maintain shareholder accounts. Under the Transfer Agency Agreement, State Street receives from the Trust a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

                                    EXPENSES

        Operating expenses borne by the Funds include taxes, interest, fees and expenses of its trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Funds' custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Funds also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

                                    AUDITORS

        Deloitte & Touche LLP, 755 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as independent auditors for the Funds. The financial statements contained herein are so included in reliance upon the report of Deloitte & Touche LLP given upon their authority as experts in accounting and auditing.

                                    COUNSEL

        Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Trust, is a partner), 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Trust and will pass upon certain legal matters relating to the Funds.

               ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

        From time to time, the yields, tax-equivalent yields, effective yields and the total return of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling ALPS at 1-800-392-CORE (2673).

Yield Calculations - Bond Funds

        Each yield is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                     a-b       6
                         Yield = 2 [(----- + 1) - 1]
                                      cd

             Where:      a =   dividends and interest earned during the period.

                         b = expenses accrued for the period (net of reimbursements).

                         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                         d = net asset value per share on the last day of the period.

        For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

        Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

        With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

        Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

        Based on the foregoing calculations, the yields of the Funds for the 30-day period ended May 31, 1995 (after fee waivers) were as follows:


                                                      Fund                           30-Day Yield
                                                      ----                           ------------
                                       Long-Term Bond Fund                               6.15%

                                       Intermediate-Term Bond Fund                       5.79%

                                       Colorado Tax-Exempt Fund                          4.38%

"Tax-Equivalent" Yield Calculations - Colorado Tax-Exempt Fund

        The Fund's "tax-equivalent" yield is computed by: (a) dividing the portion of the Fund's yield that is exempt from both federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate;
(b) dividing the portion of the Fund's yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

        Based on the foregoing calculations, the yield and tax-equivalent yield of the Fund for the 30-day period ended May 31, 1995 (after fee waivers) were 4.38% and 6.54%, respectively.

        Tax-Equivalent Yield is based upon the combined state and federal tax rate assumptions of 33% (assuming a 28% federal tax rate and a 5% Colorado tax rate) for the Colorado Tax-Exempt Fund.


Total Return Calculations

        Each Fund computes its average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                      ERV   1/n
                              T = [(-------)   - 1]
                                       P

      Where:          ERV =  ending redeemable value at the end of the period
                             covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                        P =  hypothetical initial payment of $1,000.

                        n = period covered by the computation, expressed in terms of years.


        The Funds compute their aggregate total return by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                     ERV
                              T = [(----- - 1)]
                                      P

        The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

        Based on the foregoing calculations, the average annual total return (after fee waivers) for the year ended May 31, 1995, for the five year period ended May 31, 1995 and for the periods since commencement of the Funds' respective operations were as follows:

                                                                       Since
                                                        Five         Inception
                                   Year Ended        Years Ended        to
        Fund                        5/31/95            5/31/95        5/31/95
        ----                        -------            -------        -------
MIDCO Growth Fund (1)               10.05%             15.94%         14.44%

Blue Chip
  Fund(2)                           19.03%             11.25%         11.77%

Equity Income                        3.73%              7.51%          9.68%
  Fund(2)(5)

Small-Cap                            8.15%               N/A           5.65%
  Opportunity Fund(3)

Long-Term Bond                      14.37%             11.30%         10.94%
  Fund(2)

Intermediate-Term                    8.93%              8.28%          8.25%
  Bond Fund(2)

Colorado Tax-Exempt                  7.16%               N/A           7.22%
  Fund(4)

______________________________

(1)      Commenced Operations on August 1, 1986.
(2)      Commenced Operations on June 1, 1988.
(3)      Commenced Operations on January 3, 1994.
(4)      Commenced Operations on June 1, 1991.
(5) The Equity Income Fund is the former name for the Growth and Income Fund. The Fund's name was changed on January 1, 1996 to reflect a different objective, policies and portfolio manager. Prior to January 1, 1996, the Fund's objective was to seek reasonable income through investments in income-producing securities. On January 1, 1996, the Fund's objective was revised to seek long-term total return through capital appreciation and current income through investments in equity securities. Past performance is not intended to be indicative or representative of future performance.

           The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, "Materials") a total return figure that more accurately compares a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

           The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

           In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in

Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                 MISCELLANEOUS

        As used in this Statement of Additional Information and the Funds' Prospectus, a "majority of the outstanding shares" of a Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

        As of October 26, 1995 the following shareholders owned more than 5% of the outstanding shares of the Funds listed below:


        FUND                                                        PERCENTAGE INTEREST
        ----                                                        -------------------

MIDCO GROWTH FUND

         Div & Co.                                                         33.72%
         Reinvest Account
         c/o First Interstate Bk Arizona
         Attn:  Mutual Fund Group
         P.O. Box 53433, Dept. 959
         Phoenix, AZ  85072-3433

         First Interstate Bank TTEE                                         6.58%
         FBO FI Managed Invest
         P.O. Box 9800
         Calabasas, CA  91372-0800


BLUE CHIP FUND

         Div & Co. - Reinvest Account                                      72.67%
         c/o First Interstate Bk Arizona
         Attn:  Shirley Williams
         P.O. Box 53433, Dept. 959
         Phoenix, AZ  85072-3433

GROWTH AND INCOME FUND

         Div. & Co.                                                        31.25%
         Reinvest Account
         c/o First Interstate Bk Arizona
         Attn:  Shirley Williams
         P.O. Box 53433, Dept. 959
         Phoenix, AZ  85072-3433

         Dake & Co.                                                         9.44%
         Cash Account
         c/o First Interstate Bank of Denver
         Attn:  Shirley Williams
         P.O. Box 5825
         Denver, CO  80217-5825

         First Interstate Bank TTEE                                         5.80%
         ChoiceMaster 401K Plan
         Omnibus Account
         P.O. Box 9800
         Calabasas, CA  91872-0800

SMALL-CAP OPPORTUNITY FUND

         Firnap & Co.                                                      11.16%
         c/o First Interstate Bk Oregon
         Trust Reorg.
         P.O. Box 2971
         Portland, OR  97208-2971

         Div & Co. - Reinvest Account                                       9.41%
         c/o First Interstate Bk Arizona
         Attn:  Shirley Williams
         P.O. Box 53433, Dept. 959
         Phoenix, AZ  85072-3433

         Trussas & Co.                                                     19.32%
         FBO Sinai Hospital
         Pension Plan
         P.O. Box 771072
         Detroit, MI 48277-1072


LONG-TERM BOND FUND

         Div. & Co.                                                        79.11%
         Reinvest Account
         c/o First Interstate Bk Arizona
         Attn:  Shirley Williams
         P.O. Box 53433, Dept. 959
         Phoenix, AZ  85072-3433

INTERMEDIATE-TERM BOND FUND

         Texas Commerce Bank National Assoc.                                5.22%
         FBO Ennis Business Forms Inc.
         Employees Retirement Plan
         Attn:  Tom R. Garcia
         2208 Ross Ave., 5th Floor
         P.O. Box 660197
         Dallas, TX  75266-0197

         Tanfir & Co.                                                       7.14%
         Attn: Mutual Fund Desk
         P.O. Box 53433 Dept 959
         Phoenix, AZ  85072-3433

         Div. & Co.                                                        59.72%
         Reinvest Account
         c/o First Interstate Bk Arizona
         Attn:  Shirley Williams
         P.O. Box 53433, Dept. 959
         Phoenix, AZ  85072-3433

COLORADO TAX-EXEMPT FUND

         Dennis E. Larkin                                                   5.13%
         Constance M. Larkin
         633 17th Street, Suite 1800
         P.O. Box 17487
         Denver, CO  80217-0487

         Div. & Co.                                                        29.27%
         Reinvest Account
         c/o First Interstate Bk Arizona
         Attn:  Shirley Williams
         P.O. Box 53433, Dept. 959
         Phoenix, AZ  85072-3433

         Dake & Co.                                                        21.32%
         Cash Account
         c/o First Interstate Bank Denver
         Attn: Shirley Williams
         P.O. Box 5825
         Denver, CO 80217-5825


         John E. Fuller                                                     8.49%
         c/o Fuller & Co.
         1515 Arapahoe St., Suite 1630
         Denver, CO  80202-2116


__________________________

* All above-listed shares of the MIDCO Growth Fund, Blue Chip Fund, Growth and Income Fund, Small-Cap Opportunity Fund, Long-Term Bond Fund, Intermediate-Term Bond Fund and Colorado Tax-Exempt Fund were beneficially owned by the record owners named above, except that the shares owned of record by Tanfir & Co. and Div & Co. were beneficially owned by First Interstate Bank of Arizona, N.A., the shares owned of record by Firnap & Co. were beneficially owned by First Interstate Bank of Oregon, N.A., and the shares owned of record by Dake & Co. were beneficially owned by First Interstate Bank of Denver, N.A.

WESTCORE ANNUAL REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders, Westcore Trust:

        We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Equity Income Fund, Modern Value Equity Fund, MIDCO Growth Fund, Small-Cap Opportunity Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund and Colorado Tax-Exempt Fund (seven of the twenty-two funds constituting the Westcore Trust) as of May 31, 1995, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Equity Income Fund, Modern Value Equity Fund, MIDCO Growth Fund, Small-Cap Opportunity Fund, Intermediate-Term Bond Fund, Long-Term Bond Fund and Colorado Tax-Exempt Fund of the Westcore Trust as of May 31, 1995 and the results of their operations, the changes in their net assets and financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.






DELOITTE & TOUCHE LLP
Denver, Colorado
June 29, 1995

WESTCORE ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1995



                                              EQUITY        MODERN           MIDCO        SMALL-CAP
                                              INCOME        VALUE           GROWTH       OPPORTUNITY
                                               FUND      EQUITY FUND         FUND           FUND
                                          -----------    -----------    ------------    -----------

ASSETS
Investments, at value (cost-see below)
  -see accompanying statements            $30,464,715    $53,315,891    $423,062,656    $10,531,749
Receivable for investments sold               343,239        696,981      10,627,303              0
Dividends and interest receivable             138,490        133,558         259,985         15,558
Receivable for shares of beneficial
  interest sold                                 7,000         48,840         353,504            227
Organizational costs, net of
  accumulated amortization                          0              0               0         62,609
Prepaid expenses and other assets              17,141         11,416          41,388         25,552
Due from investment advisor                         0              0               0         15,170
                                          -----------    -----------    ------------    -----------
TOTAL ASSETS                               30,970,585     54,206,686     434,344,836     10,650,865
                                          ===========    ===========    ============    ===========

LIABILITIES
Payable for investments purchased                   0      1,075,462       5,607,089              0
Payable for accrued investment advisory fee    34,045         28,777         233,255              0
Bank overdraft                                  6,133              0               0              0
Payable for shares of beneficial interest
  redeemed                                      7,587        541,097         896,593              0
Other payables                                 22,875         16,069         171,685         13,972
                                          -----------    -----------    ------------    -----------
TOTAL LIABILITIES                              70,640      1,661,405       6,908,622         13,972
                                          -----------    -----------    ------------    -----------


NET ASSETS                                $30,899,945    $52,545,281    $427,436,214    $10,636,893
                                          ===========    ===========    ============    ===========

COMPOSITION OF NET ASSETS
Paid-in capital                           $29,277,263    $41,393,666    $329,668,442    $10,045,394
Undistributed net investment income            26,424        226,846        (866,631)         8,769
Accumulated net realized gain (loss)
  from investment transactions               (844,740)       801,188         666,396       (111,130)
Net unrealized appreciation
  of investments                            2,440,998     10,123,581      97,968,007        693,860
                                          -----------    -----------    ------------    -----------
NET ASSETS                                $30,899,945    $52,545,281    $427,436,214    $10,636,893
                                          ===========    ===========    ============    ===========
NET ASSET VALUE PER SHARE
Institutional Shares
Net Assets                                $27,029,298    $52,545,281    $401,759,639     $9,702,749
                                          -----------    -----------    ------------    -----------
Shares of beneficial interest outstanding   2,573,324      3,573,736      23,461,708        608,507
                                          -----------    -----------    ------------    -----------
Net asset value and redemption price
  per share                                    $10.50         $14.70          $17.12         $15.95
                                          ===========    ===========    ============    ===========
Maximum offering price per share (net asset
  value plus sales charge of 0%, 4.5%, 0%,
  0%, 0%, 4.5% and 3.5% of offering price,
  respectively)                                $10.50         $15.39          $17.12         $15.95
                                          ===========    ===========    ============    ===========

Retail Shares
Net Assets                                 $3,870,647             NA     $25,676,575       $934,144
                                          -----------    -----------    ------------    -----------
Shares of beneficial interest outstanding     368,311             NA       1,501,785         58,570
                                          -----------    -----------    ------------    -----------
Net asset value and redemption price
  per share                                    $10.51             NA          $17.10         $15.95
                                          ===========    ===========    ============    ===========
Maximum offering price per share
(net asset value plus sales charge of 4.5%)    $11.01             NA          $17.91         $16.70
                                          ===========    ===========    ============    ===========
COST OF INVESTMENTS                       $28,023,717    $43,192,310    $325,094,649     $9,837,889
                                          ===========    ===========    ============    ===========


                                             INTERMEDIATE-    LONG-TERM    COLORADO
                                                 TERM           BOND      TAX-EXEMPT
                                               BOND FUND        FUND        FUND
                                            -------------    -----------  -----------
ASSETS
Investments, at value (cost-see below)
  -see accompanying statements                $102,378,691  $33,208,256  $10,566,724
Receivable for investments sold                  1,993,631      599,659            0
Dividends and interest receivable                1,463,751      537,601      212,934
Receivable for shares of beneficial
  interest sold                                    181,120        6,256            0
Organizational costs, net of
  accumulated amortization                               0            0       10,720
Prepaid expenses and other assets                   22,732        9,653        4,285
Due from investment advisor                              0            0       25,111
                                               ------------  -----------  -----------
TOTAL ASSETS                                   106,039,925   34,361,425   10,819,774
                                               ------------  -----------  -----------

LIABILITIES
Payable for investments purchased                2,009,321      603,262            0
Payable for accrued investment advisory             74,460       12,570            0
Bank overdraft                                   3,007,031            0            0
Payable for shares of beneficial interest
  redeemed                                         706,050      282,439            0
Other payables                                      53,478       22,942       28,078
                                               ------------  -----------  -----------
TOTAL LIABILITIES                                5,850,340      921,213       28,078
                                               ------------  -----------  -----------





NET ASSETS                                    $100,189,585  $33,440,212  $10,791,696
                                              ============  ===========  ===========

COMPOSITION OF NET ASSETS
Paid-in capital                               $101,577,680  $32,338,310  $10,500,575
Undistributed net investment income                102,456       56,418       (1,653)
Accumulated net realized gain (loss)
  from investment transactions                  (2,651,382)    (474,259)      (2,659)
Net unrealized appreciation
  of investments                                 1,160,831    1,519,743      295,433
                                               ------------  -----------  -----------
NET ASSETS                                    $100,189,585  $33,440,212  $10,791,696
                                               ===========   ===========  ===========
NET ASSET VALUE PER SHARE
Institutional Shares
NET ASSETS                                     $97,619,075  $33,440,212  $10,791,696
                                               ------------  -----------  -----------
Shares of beneficial interest outstanding        9,506,627    3,389,146    1,008,474
                                               ------------  -----------  -----------
Net asset value and redemption price
  per share                                         $10.27        $9.87       $10.70
                                               ============  ===========  ===========
Maximum offering price per share (net as
  value plus sales charge of 0%, 4.5%, 0%,
  0%, 0%, 4.5% and 3.5% of offering price
  respectively)                                     $10.27       $10.34       $11.09
                                               ============  ===========  ===========

Retail Shares
Net Assets                                      $2,570,510           NA           NA
                                               ------------  -----------  -----------
Shares of beneficial interest outstanding          250,176           NA           NA
                                               ------------  -----------  -----------
Net asset value and redemption price
  per share                                         $10.27           NA           NA
                                               ============  ===========  ===========
Maximum offering price per share
(net asset value plus sales charge of 4.5%)         $10.75           NA           NA
                                               ============  ===========  ===========
COST OF INVESTMENTS                           $101,217,860  $31,688,513  $10,271,291
                                               ============  ===========  ===========

SEE NOTES TO FINANCIAL STATEMENTS

WESTCORE ANNUAL REPORT

EQUITY INCOME FUND
STATEMENT OF INVESTMENTS
May 31, 1995

Shares                                                    Market Value*
------                                                    -------------


                COMMON STOCKS  93.76%
                CAPITAL GOODS  7.82%
                AEROSPACE/DEFENSE  3.24%
        20,200  Goodrich B F & Co                          $  1,002,425
                                                           ------------
                AUTOMOTIVE  2.26%
        10,700  Ford Motor Co Del                               312,975
         9,500  General Motors Corp Class H                     387,125
                                                           ------------

                                                                700,100
                                                           ------------

                CONSTRUCTION  0.98%
        9,200   Foster Wheeler Corp                             302,450
                                                           ------------

                OTHER-CAPITAL GOODS  1.34%
       13,600   OEA Inc***                                      413,100
                                                           ------------

TOTAL CAPITAL GOODS                                           2,418,075
                                                           ------------
  (Cost $ 2,299,567)

                CONSUMER CYCLICAL  21.83%
                CONSUMER PRODUCTS  6.22%
       26,600   Duracell International Inc                    1,150,450
       12,800   Eastman Kodak Co                                772,800
                                                           ------------

                                                              1,923,250
                                                           ------------

                RETAIL  2.15%
       16,000   Nordstrom Inc                                   664,000
                                                           ------------

                TELECOMMUNICATIONS  7.15%
       50,100   Frontier Corp                                 1,139,775
       31,500   Hong Kong Telecommunications ADR                673,313
       11,800   Vodafone Group PLC ADR                          396,775
                                                           ------------

                                                              2,209,863
                                                           ------------

                OTHER CONSUMER CYCLICAL  6.31%
       60,000   Newell Co                                     1,492,500
       20,300   Shaw Industries Inc                             322,262
        5,500   Unifi Inc                                       134,062
                                                           ------------

                                                              1,948,824
                                                           ------------

TOTAL CONSUMER CYCLICAL
  (Cost $ 5,821,744)                                          6,745,937
                                                           ------------

                CREDIT SENSITIVE  38.07%
                BANKS  8.82%
       34,200   Cullen Frost Bankers Inc                      1,350,900
       48,400   Norwest Corp                                  1,373,350
                                                           ------------

                                                              2,724,250
                                                           ------------

                FINANCIAL SERVICES  2.49%
       41,900   Mercury Finance Co                         $    769,912
                                                           ------------

                INSURANCE  3.57%
       17,400   AFLAC Inc                                       730,800
       15,000   Frontier Insurance Group Inc                    373,125
                                                           ------------

                                                              1,103,925
                                                           ------------

                REAL ESTATE INVESTMENT TRUST  3.88%
       61,100   Healthcare Realty Trust                       1,199,088
                                                           ------------

                UTILITIES-ELECTRIC  7.22%
       46,496   AES Corp                                        813,680
       57,300   Illinova Corp                                 1,418,175
                                                           ------------

                                                              2,231,855
                                                           ------------

                UTILITIES-GAS  4.60%
       38,900   Enron Corp                                    1,419,850
                                                           ------------

                UTILITIES-TELEPHONE  7.49%
       55,600   Cincinnati Bell Inc                           1,383,050
       27,900   GTE Corp                                        931,163
                                                           ------------

                                                              2,314,213
                                                           ------------

TOTAL CREDIT SENSITIVE
   (Cost $ 10,630,672)                                       11,763,093
                                                           ------------

                INTERMEDIATE GOODS &
                SERVICES  26.04%
                CHEMICALS  6.53%
       13,900   Geon Co                                         344,025
       14,300   PPG Industries Inc                              595,237
       36,900   Union Carbide Corp                            1,079,325
                                                           ------------

                                                              2,018,587
                                                           ------------

                ENERGY PRODUCERS  4.37%
       51,900   KN Energy Inc                                 1,349,400
                                                           ------------

                PAPER PRODUCTS  6.66%
       34,600   Federal Paper Board Inc                       1,124,500
       18,000   Union Camp Corp                                 933,750
                                                           ------------

                                                              2,058,250
                                                           ------------

                PETROLEUM-DOMESTIC  8.48%
       18,200   Amoco Corp                                    1,244,425
       13,700   Mobil Corp                                    1,375,138
                                                           ------------

                                                              2,619,563
                                                           ------------

TOTAL INTERMEDIATE GOODS & SERVICES
   (Cost $ 7,427,771)                                         8,045,800
                                                           ------------


WESTCORE ANNUAL REPORT

EQUITY INCOME FUND
STATEMENT OF INVESTMENTS
May 31, 1995 (continued)

Shares                                                     Market Value*
------                                                     -------------
TOTAL COMMON STOCKS
   (Cost $ 26,179,754)                                      $  28,972,905
                                                            -------------

                PREFERRED STOCKS  0.45%
                COMPUTER HARDWARE  0.45%
        2,700   Storage Technology Corp
                Cv Pfd $3.50**                                    140,062
                (Cost $198,690)                             -------------

Face Amount
-----------
                BONDS  4.12%
       $330,000 Integrated Health, 5.75%, 01/01/01                376,200
        810,000 Michaels Stores Cnvts, 4.75%,
                Stepups 6.75%, 01/15/96                           741,150
        150,000 Prime Hospitality, 7.00%, 4/15/02                 155,250
                                                            -------------

TOTAL BONDS
   (Cost $1,566,125)                                            1,272,600
                                                            -------------

Shares
------
                MUTUAL FUNDS  0.26%
        77,088  Provident Institutional Temp Fund
                (Cost $ 79,148)                                    79,148
                                                            -------------

TOTAL INVESTMENTS
   (Cost $ 28,023,717)                 98.59%                 $30,464,715

Assets in Excess of Other Liabilities   1.41%                     435,230
                                     ------------------------------------

NET ASSETS                            100.00%                 $30,899,945
                                     ====================================


    *See note 1 to financial statements.
   **Convertible to common stock.
  ***Denotes non-income producing security.


MODERN VALUE EQUITY FUND
STATEMENT OF INVESTMENTS
May 31, 1995


Shares                                                       Market Value*
------                                                       -------------
                COMMON STOCKS  94.11%
                CAPITAL GOODS  15.63%
                AEROSPACE & DEFENSE  4.17%
        20,270  General Dynamics Corp                        $    886,812
        18,050  McDonnell Douglas Corp                          1,304,113
                                                            -------------

                                                                2,190,925
                                                            -------------

                COMPUTER - HARDWARE  1.95%
        11,010  International Business Machines                 1,026,682
                                                            -------------

                COMPUTER - SOFTWARE & SERVICES  2.16%
        17,290  Computer Associates International Inc           1,132,495
                                                            -------------

                ELECTRICAL EQUIPMENT  1.89%
        17,120  General Electric Co                               992,960
                                                            -------------

                HEAVY DUTY TRUCKS & PARTS  1.84%
        21,300  Cummins Engine Inc                                969,150
                                                            -------------

                MACHINERY - DIVERSIFIED  1.86%
        11,300  Deere & Co                                        977,450
                                                            -------------

                OFFICE PRODUCTS  1.76%
        8,160   Xerox Corp                                        925,140
                                                            -------------

TOTAL CAPITAL GOODS
  (Cost $5,788,733)                                             8,214,802
                                                            -------------

                CONSUMER CYCLICAL  12.70%
                AUTOMOTIVE  1.51%
        27,200  Ford Motor Co                                     795,600
                                                            -------------

                HARDWARE & TOOLS  2.53%
        40,300  Black & Decker Corp                             1,329,900
                                                            -------------

                HOUSEWARES  1.88%
        19,800  Premark International Inc                         987,525
                                                            -------------

                PUBLISHING  1.59%
        20,100  Readers Digest Association Inc Cl A               834,150
                                                            -------------

                RETAIL STORES - ELECTRONIC  2.02%
        38,580  Circuit City Stores Inc                         1,060,950
                                                            -------------

                RETAIL STORES - GENERAL MERCHANDISE  3.17%
        10,040  Dayton Hudson Corp                                711,585
        16,950  Sears Roebuck & Co                                955,556
                                                            -------------

                                                                1,667,141
                                                            -------------

TOTAL CONSUMER CYCLICAL
  (Cost $5,609,951)                                             6,675,266
                                                            -------------


WESTCORE ANNUAL REPORT


MODERN VALUE EQUITY FUND
STATEMENT OF INVESTMENTS
May 31, 1995 (continued)

Shares                                                  Market Value*
------                                                  -------------
                CONSUMER STAPLES  20.13%
                COSMETICS  1.87%
        12,750  Colgate Palmolive Co                    $    981,750
                                                        ------------
                DRUGS & HEALTHCARE PRODUCTS  7.83%
        14,590  Bristol Myers Squibb Co                      968,411
        15,900  Medtronic Inc                              1,196,475
        11,200  Pfizer Inc                                   987,000
        12,200  Schering Plough Corp                         960,750
                                                        ------------
                                                           4,112,636
                                                        ------------
                FOOD, BEVERAGE & TOBACCO  5.83%
        28,600  IBP Inc                                    1,072,500
        14,040  Philip Morris Cos Inc                      1,023,165
        32,340  UST Inc                                      966,157
                                                        ------------
                                                           3,061,822
                                                        ------------
                HEALTHCARE (HMO)  1.15%
        19,500  US Healthcare Inc                            605,719
                                                        ------------
                RETAIL STORES - FOOD  1.58%
        29,700  Albertsons Inc                               831,600
                                                        ------------
                RETAIL STORES - DRUG  1.87%
        41,300  Rite Aid Corp                                980,875
                                                        ------------
TOTAL CONSUMER STAPLES
  (Cost $8,262,259)                                       10,574,402
                                                        ------------
                CREDIT SENSITIVE  19.96%
                MAJOR REGIONAL BANKS  6.28%
        30,200  Bank of Boston Corp                        1,102,300
        29,350  Bank New York Inc                          1,196,012
        23,900  First Bank System Inc                      1,003,800
                                                        ------------
                                                           3,302,112
                                                        ------------
                FINANCIAL-MISCELLANEOUS  1.87%
        28,550  American General Corp                        984,975
                                                        ------------
                MONEY CENTER BANKS  2.00%
        22,750  Chemical Banking Corp                      1,049,344
                                                        ------------
                PROPERTY - CASUALTY INSURANCE  1.94%
        59,100  USF&G Corp                                 1,019,475
                                                        ------------
                UTILITIES-ELECTRIC  7.87%
        38,000  Central & South West Corp                    978,500
        33,330  General Public Utilities Corp                999,900
        52,020  Ohio Edison Co                             1,137,938
        58,450  SCE Corp                                   1,015,569
                                                        ------------
                                                           4,131,907
                                                        ------------

TOTAL CREDIT SENSITIVE
 (Cost $8,873,813)                                     $  10,487,813
                                                        ------------
                INTERMEDIATE GOODS &
                SERVICES  25.69%
                CHEMICALS  8.00%
        17,350  Eastman Chemical Co                        1,041,000
        23,550  Hercules Inc                               1,236,375
        24,360  PPG Industries Inc                         1,013,985
        31,150  Union Carbide Corp                           911,138
                                                        ------------
                                                           4,202,498
                                                        ------------

                CONGLOMERATES  2.02%
        9,500   ITT Corp                                   1,062,813
                                                        ------------
                ALUMINUM  1.84%
        20,820  Aluminum Co of America                       968,130
                                                        ------------
                METALS-MISCELLANEOUS  1.81%
        17,250  Phelps Dodge Corp                            950,906
                                                        ------------
                MISCELLANEOUS  3.78%
        15,500  Eastman Kodak Co                             935,813
        19,790  Harris Corp                                1,051,344
                                                        ------------
                                                           1,987,157
                                                        ------------
                OIL - INTEGRATED DOMESTIC 1.83%
        26,570  Phillips Petroleum Co                        963,162
                                                        ------------
                OIL - INTEGRATED INTERNATIONAL  1.89%
        9,900   Mobil Corp                                   993,712
                                                        ------------
                PAPER AND FOREST PRODUCTS  1.90%
        30,160  Boise Cascade Corp                           995,280
                                                        ------------
                TRANSPORTATION  2.62%
        39,800  Ryder Systems Inc                          1,009,925
        14,889  Santa Fe Pacific Corp                        364,781
                                                        ------------
                                                           1,374,706
                                                        ------------
TOTAL INTERMEDIATE GOODS & SERVICES
  (Cost $10,792,310)                                      13,498,364
                                                        ------------
TOTAL COMMON STOCKS
  (Cost $39,327,066)                                      49,450,647
                                                        ------------

FACE AMOUNT
-----------
                U.S. GOVERNMENT TREASURIES  4.74%
                U.S. Treasury Bills:
   $1,000,000     5.62%, 06/22/95                            996,722
      500,000     5.70%, 06/22/95                            498,337
    1,000,000     5.705%, 06/22/95                           996,672
                                                        ------------


WESTCORE ANNUAL REPORT

MODERN VALUE EQUITY FUND
STATEMENT OF INVESTMENTS
May 31, 1995 (continued)


Shares                                        Market Value*
------                                        ------------
TOTAL U.S. GOVERNMENT TREASURIES
 (Cost $2,491,731)                            $ 2,491,731
                                              -----------
           MUTUAL FUNDS  2.61%
1,366,577  Provident Institutional Temp Fund
           (Cost $1,373,513)                    1,373,513
                                              -----------
TOTAL INVESTMENTS
 (Cost $43,192,310)                  101.46%  $53,315,891

Liabilities in Excess of Other Assets (1.46%)    (770,610)
                                     --------------------
NET ASSETS                           100.00%  $52,545,281
                                     ====================
  *See note 1 to financial statements.






MIDCO GROWTH FUND
STATEMENT OF INVESTMENTS
May 31, 1995


Shares                                        Market Value*
------                                        ------------
           COMMON STOCKS  91.22%
           CAPITAL GOODS  23.34%
           AEROSPACE & DEFENSE  0.51%
 53,300    General Motors Corp Cl H           $ 2,171,975
                                              -----------
           COMPUTER HARDWARE  2.86%
213,600    Silicon Graphics Inc **              8,303,700
182,500    Storage Technology Corp **           3,900,938
                                              -----------
                                               12,204,638
                                              ===========

           COMPUTER SERVICES & SOFTWARE  8.26%
 69,200    Adobe Systems Inc                    3,598,400
 43,550    BMC Software Inc **                  2,798,088
 85,600    Broderbund Software Inc **           3,852,000
132,862    First Financial Management Corp      9,433,202
  4,200    Intuit **                              265,650
 29,100    Lotus Dev Corp **                      887,550
346,850    Oracle Systems Corp **              12,053,037
 59,400    Sybase Inc **                        1,247,400
 21,900    Synopsys Inc **                      1,188,075
                                              -----------
                                               35,323,402
                                              ===========

           ELECTRONICS  6.61%
130,650    Analog Devices Inc **                4,066,481
 54,100    Arrow Electronics Inc **             2,488,600
 48,500    Atmel Corp **                        2,134,000
 28,200    Credence Systems Corp                  976,425
 42,100    KLA Instruments Corp **              2,936,475
 63,100    Linear Technology Corp               3,864,875
 29,800    LSI Logic Corp **                    2,004,050
 80,000    Microchip Technology Inc **          2,380,000
  7,300    Millipore Corp                         479,063
 17,800    PictureTel Corp                        774,300
 41,400    Ultratech Stepper Inc **             1,242,000
 58,400    Xilinx Inc **                        4,920,200
                                              -----------
                                               28,266,469
                                              ===========

           ELECTRICAL EQUIPMENT  0.63%
 76,425    Molex Inc Cl A                       2,674,875
                                              ===========


           ENGINEERING & CONSTRUCTION  0.47%
 27,400    Foster Wheeler Corp                    900,775
 40,000    Ionics Inc                           1,100,000
                                              -----------
                                                2,000,775
                                              ===========

           NETWORKING  2.69%
  91,200   3 Com Corp **                        5,836,800
 192,400   American Power Conversion Corp **    3,511,300
  59,100   Bay Network Inc **                   2,157,150
                                              -----------
                                               11,505,250
                                              ===========


WESTCORE ANNUAL REPORT


MIDCO GROWTH FUND
STATEMENT OF INVESTMENTS
May 31, 1995 (continued)

Shares                                                          Market Value*
-----                                                           ------------
                OFFICE PRODUCTS  0.16%
        23,400  Corporate Express Inc **                        $    675,675
                                                                  ----------
                OTHER-CAPITAL GOODS  1.15%
        49,800  Greenfield Industries Inc Del                      1,444,200
        39,600  OEA Inc **                                         1,202,850
        75,750  Wabash National Corp                               2,291,437
                                                                  ----------
                                                                   4,938,487

TOTAL CAPITAL GOODS
  (Cost $64,051,201)                                              99,761,546
                                                                  ----------

                CONSUMER CYCLICAL  34.88%
                AUTOMOTIVE  0.39%
        10,200  APS Holdings Corp **                                 265,200
        26,200  Exide Corp                                           943,200
        25,400  Gentex Corp **                                       463,550
                                                                  ----------

                                                                   1,671,950
                                                                  ----------

                BUILDING RELATED  2.20%
       276,600  Newell Co                                          6,880,425
       160,000  Shaw Industries Inc                                2,540,000
                                                                  ----------

                                                                   9,420,425
                                                                  ----------

                CONSUMER PRODUCTS  1.44%
        57,200  Callaway Golf Co                                     822,250
       105,800  Duracell International Inc                         4,575,850
        41,000  Sunbeam-Oster Inc                                    743,125
                                                                  ----------

                                                                   6,141,225
                                                                  ----------

                CONSUMER SERVICES  4.82%
       295,871  CUC International Inc **                          10,873,241
       293,200  Loewen Group Inc                                   9,712,250
                                                                  ----------

                                                                  20,585,491
                                                                  ----------

                CONSUMER SOFT GOODS  0.22%
        13,800  Kenneth Cole Productions Inc **                      426,075
        14,600  Nine West Group Inc **                               509,175
                                                                  ----------

                                                                     935,250
                                                                  ----------

                HOTELS/LEISURE  5.79%
       288,100  Hospitality Franchise Systems Inc                  8,679,013
       204,700  La Quinta Inns Inc                                 5,808,362
        69,000  Mirage Resorts Inc **                              2,061,375
        63,100  Morrison Restaurants Inc                           1,356,650
        35,100  National Gaming Corp **                              293,962
       248,300  Prime Hospitality Corp **                          2,420,925
        99,000  Promus Companies Inc **                            4,145,625
                                                                  ----------

                                                                  24,765,912
                                                                  ----------

                MEDIA-PUBLISHING  4.22%
        77,600  Capital Cities ABC Inc                          $  7,488,400
        81,872  Cox Communications Inc Cl A **                     1,330,420
        81,700  Home Shopping Network **                             571,900
       129,750  Infinity Broadcasting Co Cl A **                   3,649,219
       185,000  Tele Communications Inc Cl A **                    3,908,125
        85,100  Westwood One Inc **                                1,106,300
                                                                  ----------

                                                                  18,054,364
                                                                  ----------

                RETAIL  6.56%
        89,400  AutoZone Inc **                                    2,078,550
       190,300  Consolidated Stores Corp **                        3,568,125
        66,100  Department 56 Inc **                               2,420,912
       197,587  Dollar General Corp                                5,606,531
        48,100  Gymboree Corp **                                   1,172,438
        42,400  Heilig Meyers Co                                   1,012,300
        64,600  Kohls Corp **                                      2,802,025
        52,600  Lowes Companies Inc                                1,433,350
        48,200  Nordstrom Inc                                      2,000,300
       149,075  Office Depot Inc **                                3,577,800
        33,600  Talbots Inc                                        1,066,800
        66,700  The Sports Authority Inc **                        1,283,975
                                                                  ----------

                                                                  28,023,106
                                                                  ----------

                TELECOMMUNICATIONS  8.55%
        54,900  ADC Telecomm Inc **                                1,701,900
        74,900  Amphenol Corp                                      2,069,113
        78,700  DSC Communications Corp                            2,911,900
       127,100  MFS Communications Co **                           3,749,450
        88,200  Mobile Tele Communications Technology **           1,984,500
       107,800  Paging Network Inc **                              2,991,450
        61,400  Stratacom Inc **                                   2,348,550
        57,800  Summa Four Inc **                                  1,408,875
        24,500  U.S. Robotics **                                   2,045,750
        51,500  Viacom Inc Cl B **                                 2,401,188
       110,700  Vodafone Group PLC ADR                             3,722,287
       354,280  WorldCom Inc **                                    9,211,280
                                                                  ----------

                                                                  36,546,243
                                                                  ----------

                OTHER-CONSUMER CYCLICAL   0.69%
       121,550  Unifi Inc                                          2,962,781
                                                                  ----------

TOTAL CONSUMER CYCLICAL
   (Cost $117,712,516)                                           149,106,747
                                                                 -----------

                CONSUMER STAPLES  14.94%
                DRUGS & HEALTHCARE  4.09%
        17,400  Amgen Inc **                                       1,261,500
        30,700  Arrow International Inc                            1,185,788
       152,200  Centocor Inc **                                    2,064,212
        45,100  Circa Pharmaceutical Inc **                        1,336,088
        41,700  Medtronic Inc                                      3,137,925
       102,000  North American Vaccine Inc **                        816,000

WESTCORE ANNUAL REPORT

MIDCO GROWTH FUND
STATEMENT OF INVESTMENTS
May 31, 1995 (continued)


Shares                                   Market Value*
------                                   ------------
         DRUGS & HEALTHCARE (CONTINUED)
 73,400  Sybron Corp Del **              $  2,862,600
 45,500  R P Scherer Corp Del **            2,030,437
 75,300  Watson Pharmaceuticals Inc **      2,767,275
                                         ------------
                                           17,461,825
                                         ------------

         HEALTHCARE SERVICES  10.85%
 61,500  Abbey Healthcare Group Inc **      2,206,313
192,600  Coventry Corp **                   3,972,375
102,100  HBO & Co                           4,951,850
142,300  Health Management Association Inc
          Cl A **                           3,895,462
101,800  Humana Inc **                      2,150,525
107,700  Integrated Health Inc              3,594,487
370,800  Oxford Health Plans Inc **        18,725,400
 45,200  Pacificare Health Systems Inc
          Cl B **                           2,994,500
 21,100  Phycor Inc **                        635,638
 87,400  United Healthcare Corp             3,255,650
                                         ------------
                                           46,382,200
                                         ------------
TOTAL CONSUMER STAPLES
  (Cost $49,456,900)                       63,844,025
                                         ------------
         CREDIT SENSITIVE  8.77%
         BANKS  0.75%
 24,700  Cullen Frost Bankers Inc             975,650
 78,800  Norwest Corp                       2,235,950
                                         ------------
                                            3,211,600
                                         ------------

         FINANCIAL SERVICES  4.64%
 84,650  Advanta Corp Cl B                  3,047,400
350,409  Mercury Financial Co               6,438,765
 72,700  MGIC Investment Corp Wisconsin     3,416,900
 62,050  Schwab Charles Corp                2,171,750
 83,400  United Asset Management Corp       3,064,950
 55,300  World Acceptance Corp **           1,686,650
                                         ------------
                                           19,826,415
                                         ------------

         INSURANCE  2.78%
108,125  AFLAC Inc                          4,541,250
 79,505  Frontier Insurance Group Inc       1,977,687
138,000  Life Partners Group Inc            2,587,500
 83,350  Mutual Risk Management Ltd         2,792,225
                                         ------------
                                           11,898,662
                                         ------------

         OTHER-ELECTRIC POWER  0.60%
 63,300  AES China Generating Co Cl A **      506,400
117,297  AES Corp                           2,052,698
                                         ------------
                                            2,559,098
                                         ------------

Shares                                   Market Value*
------                                   ------------
TOTAL CREDIT SENSITIVE
  (Cost $26,835,244)                     $ 37,495,775
                                         ------------
         INTERMEDIATE GOODS &
         SERVICES  9.29%
         BUSINESS SERVICES  2.12%
 57,900  Insurance Auto Auctions **         1,642,913
 64,300  Medaphis Corp **                   3,874,075
120,850  Sensormatic Electronics Corp       3,549,969
                                         ------------
                                            9,066,957
                                         ------------

         CHEMICAL   2.49%
 72,700  Airgas Inc **                      1,890,200
129,300  Geon Co                            3,200,175
 72,000  Georgia Gulf Corp                  2,187,000
115,200  Union Carbide Corp                 3,369,600
                                         ------------
                                           10,646,975
                                         ------------
         ENERGY EQUIPMENT & SERVICES
          1.01%
104,100  Input/Output Inc **                3,539,400
 25,100  Production Operators Corp            759,275
                                         ------------
                                            4,298,675
                                         ------------
         ENERGY PRODUCERS  1.04%
153,100  Apache Corp                        4,439,900
                                         ------------
         FOREST PRODUCTS  1.53%
134,700  Federal Paper Board Inc            4,377,750
 41,800  Union Camp Corp                    2,168,375
                                         ------------
                                            6,546,125
                                         ------------
         METALS  0.62%
105,600  Barrick Gold Corp                  2,666,400
                                         ------------
         TRANSPORTATION  0.48%
 91,750  Southwest Airlines Co              2,029,969
                                         ------------
TOTAL INTERMEDIATE GOODS &
SERVICES
  (Cost $33,879,226)                       39,695,001
                                         ------------
TOTAL COMMON STOCKS
  (Cost $291,935,087)                     389,903,094
                                         ------------
         WARRANTS
     71  Westwood One Inc Warrants
         (Cost $0)                                  0
                                         ------------


8

WESTCORE ANNUAL REPORT


MIDCO GROWTH FUND
STATEMENT OF INVESTMENTS
May 31, 1995 (continued)

Face Amount                                          Market Value*
-----------                                          -------------
                SHORT-TERM U.S. GOVERNMENT
                TREASURIES   3.49%
                U.S. Treasury Bills:
         $4,000,000         5.53%, 06/22/95          $  3,987,097
          2,000,000        5.735%, 06/29/95             1,991,079
          9,000,000        5.835%, 07/13/95             8,938,732
                                                     ------------

SHORT-TERM U.S. GOVERNMENT TREASURIES
  (Cost $14,916,908)                                   14,916,908
                                                     ------------

Shares
------
                MUTUAL FUNDS  4.27%

18,163,150      Provident Institutional Temp Fund
                (Cost $18,242,654)                     18,242,654
                                                     ------------

TOTAL INVESTMENTS
  (Cost $325,094,649)                        98.98%  $423,062,656

Other Assets in Excess of Liabilities         1.02%     4,373,558
                                            ---------------------
NET ASSETS                                  100.00%  $427,436,214
                                            =====================

 * See note 1 to financial statements.
** Denotes non-income producing security.


SMALL-CAP OPPORTUNITY FUND
STATEMENT OF INVESTMENTS
May 31, 1995

Shares                                               Market Value*
------                                               -------------
                COMMON STOCKS  95.80%
                BASIC INDUSTRIES  7.42%
                CHEMICALS  1.20%
        5,520   First Mississippi Corp               $    127,650
                                                     ------------

                COMMERCIAL CONSTRUCTION  1.64%
        8,130   Granite Construction Inc                  174,795
                                                     ------------

                NONFERROUS METALS  1.20%
        8,850   Magma Copper Co                           127,219
                                                     ------------

                RUBBER & PLASTICS  1.83%
        8,120   AEP Industries Inc                        194,880
                                                     ------------

                STEEL  1.55%
        4,390   Texas Industries Inc                      165,174
                                                     ------------

TOTAL BASIC INDUSTRIES
   (Cost $732,453)                                        789,718
                                                     ------------

                CAPITAL GOODS  10.82%
                CONSTRUCTION EQUIPMENT  4.98%
        3,930   AGCO Corp                                 148,849
       12,990   Indresco Inc**                            176,989
        8,060   JLG Industries Inc                        203,515
                                                     ------------

                                                          529,353
                                                     ------------

                MISCELLANEOUS PRODUCTION GOODS  5.84%
        6,336   Commercial Metals Co                      173,448
        3,960   Park Electrochemical Corp                 137,610
        3,230   Pittway Corp, Cl A                        144,543
        6,880   Smith A O Corp                            165,120
                                                     ------------


                                                          620,721
                                                     ------------

TOTAL CAPITAL GOODS
   (Cost $1,072,270)                                    1,150,074
                                                     ------------

                CONSUMER CYCLICAL  7.94%
                Apparel  3.52%
        4,980   Fieldcrest Cannon Inc                     113,295
        4,950   Haggar Corp                                92,813
        4,260   Springs Industries                        167,738
                                                     ------------

                                                          373,846
                                                     ------------

                MISCELLANEOUS  2.94%
       10,350   Oneida Ltd                                155,250
        5,700   Toro Co                                   157,463
                                                     ------------

                                                          312,713
                                                     ------------

                RESIDENTIAL CONSTRUCTION  1.48%
        25,760  M D C Holdings Inc                        157,780



                                                                        9

WESTCORE ANNUAL REPORT

SMALL-CAP OPPORTUNITY FUND
STATEMENT OF INVESTMENTS
May 31, 1995 (continued)


Shares                                                          Market Value*
TOTAL CONSUMER CYCLICAL
   (Cost $871,697)                                              $    844,339
                                                                ------------
                CONSUMER STAPLES  8.69%

                DRUGS & MEDICAL PRODUCTS  2.80%

        5,330   Bio Radiology Labs Inc, Cl A**                       159,900
        8,520   Datascope Corp**                                     138,450
                                                                ------------

                                                                     298,350
                                                                ------------

                FOOD/AGRICULTURE  5.89%

       10,300   Goodmark Foods Inc                                   160,938
        8,122   Hudson Foods Inc                                     111,678
       10,355   J&J Snack Foods Corp**                               125,554
        5,230   Smithfield Foods Inc**                               109,830
        8,460   WLR Foods Inc                                        118,440
                                                                ------------

                                                                     626,440
                                                                ------------

TOTAL CONSUMER STAPLES
  (Cost $960,305)                                                    924,790
                                                                ------------

                ENERGY  4.26%

                OIL & NATURAL GAS  4.26%

        5,880   Diamond Shamrock Inc                                 159,495
       20,400   Pride Petroleum Services**                           163,200
        9,960   Total Petroleum North America Ltd                    130,725
                                                                  ----------

TOTAL ENERGY
  (Cost $453,930)                                                    453,420
                                                                  ----------

                FINANCIALS  9.47%

                BANKS/SAVINGS & LOANS  7.56%

        2,460   Baybanks Inc                                         178,350
        4,230   Deposit Guaranty Corp                                155,453
       16,520   Dime Bancorp Inc**                                   156,940
        8,460   North Fork Bancorporation Inc                        150,165
        4,940   Standard Federal Bank Troy Michigan                  163,638
                                                                  ----------

                                                                     804,546
                                                                  ----------

                MISCELLANEOUS  1.91%

        6,580   Money Store Inc                                      203,158
                                                                  ----------

TOTAL FINANCIALS
  (Cost $800,035)                                                  1,007,704
                                                                  ----------

                INTERMEDIATE GOODS &
                SERVICES  26.21%

                BUSINESS SERVICES  7.89%

        7,808   Bell Industries Inc**                                149,324
        6,440   Comdisco Inc                                         193,200
        8,186   Foxmeyer Health Corp **                              148,371
        9,300   Standard Register Co                                 183,675
                                                                  ----------


Shares                                                          Market Value*
                BUSINESS SERVICES (CONTINUED)

        4,530   Wallace Computer Services Inc                   $    164,213
                                                                ------------

                                                                     838,783
                                                                ------------

                MEDICAL & DENTAL  3.01%

        9,300   Bindley Western Industries Inc                       144,150
        6,380   Universal Health Services Inc**                      176,248
                                                                ------------

                                                                     320,398
                                                                ------------

                RETAIL  8.56%

       11,800   Big B Inc                                            162,250
       17,280   Brunos Inc                                           199,800
        6,250   Caldor Corp**                                        117,187
       24,460   General Host Corp                                    168,162
       12,530   Shopko Stores Inc                                    134,697
        6,600   Smiths Food & Drug Ctrs Inc Cl B                     127,875
                                                                ------------

                                                                     909,971
                                                                ------------

                SANITATION  1.81%

       10,020   Western Waste Industries Inc**                       192,885
                                                                ------------

                TRAVEL/RECREATION   4.94%

       19,940   AZTAR Corp**                                         186,937
        8,040   Carmike Cinemas**                                    191,955
       15,070   Prime Hospitality Corp**                             146,932
                                                                ------------

                                                                     525,824
                                                                ------------

TOTAL INTERMEDIATE GOODS & SERVICES
  (Cost $2,604,912)                                                2,787,861
                                                                ------------

                TECHNOLOGY  11.05%

                AEROSPACE   4.77%

        6,140   Tech System Corp**                                   158,105
        5,560   Thiokol Corp                                         174,445
        3,910   Watkins Johnson Co                                   174,972
                                                                ------------

                                                                     507,522
                                                                ------------

                COMPUTER & OFFICE  6.28%

        6,030   Marshall Industries**                                162,810
        6,170   Safeguard Scientifics Inc**                          209,780
        6,190   Standard Microsystem Co**                            107,551
       10,680   Western Digital Corp**                               188,235
                                                                ------------

                                                                     668,376
                                                                ------------

TOTAL TECHNOLOGY
  (Cost $965,876)                                                  1,175,898
                                                                ------------


WESTCORE ANNUAL REPORT

SMALL-CAP OPPORTUNITY FUND
STATEMENT OF INVESTMENTS
May 31, 1995 (continued)

Shares                                                  Market Value*
------                                                  -------------
                TRANSPORTATION   4.24%
                AIR TRANSPORTATION  2.92%
        8,740   Alaska Air Group Inc**                   $    145,302
        9,100   Harper Group Inc                              164,937
                                                        -------------
                                                              310,239
                                                        -------------

                GROUND TRANSPORTATION  1.32%
        5,930   Consolidated Freightways Inc                  140,837
                                                        -------------
TOTAL TRANSPORTATION
  (Cost $435,900)                                             451,076
                                                        -------------
                UTILITIES  5.70%
                ELECTRIC & GAS  5.70%
        6,000   Central Hudson Gas & Electric Corp            162,750
        4,370   Cilcorp Inc                                   162,236
        11,180  Destec Energy Inc**                           134,160
        10,290  Southwest Gas Corp CA                         146,632
                                                        -------------
TOTAL UTILITIES
  (Cost $599,420)                                             605,778
                                                        -------------
TOTAL COMMON STOCKS
  (Cost $9,496,798)                                        10,190,658
                                                        -------------
                MUTUAL FUNDS  3.21%
       339,736  Provident Institutional Temp Fund
                (Cost $341,091)                               341,091
                                                        -------------
TOTAL INVESTMENTS
  (Cost $9,837,889)                             99.01%   $ 10,531,749

Other Assets in Excess of Liabilities            0.99%        105,144
                                               ----------------------
TOTAL NET ASSETS                               100.00%   $ 10,636,893
                                               ----------------------


  * See note 1 to financial statements.
 ** Denotes non-income producing security.


                                                                        11

WESTCORE ANNUAL REPORT


INTERMEDIATE-TERM BOND FUND
STATEMENT OF INVESTMENTS

May 31, 1995

Face Amount                                             Market Value*
                        CORPORATE BONDS  37.49%
                        ASSET BACKED  8.82%
$       451,237         Aircraft Lease Portfolio
                        Securitization Trust Pass
                        Through Certificates Ser 94-1A,
                        7.150%, 09/15/04                $    455,018
      2,000,000         American Express Corp,
                        Master Trust Ser 92-2,
                        6.60%, 07/15/99                    2,017,318
        750,000         Banc One Credit Card Master
                        Trust Ser 94-B,
                        7.55%, 12/15/99                      773,939
        750,000         Conti Mortgage Home Equity
                        Loan Trust,
                        7.95%, 04/15/10                      768,000
      1,047,936         Equicredit Corp Home Equity
                        Loan Trust Ser 1994-1,
                        5.80%, 03/15/09                    1,022,429
        732,658         Nissan Auto Receivable Grantor
                        Ser 94-A,
                        6.45%, 09/15/99                      735,852
      2,000,000         Premier Auto Trust Ser 95-1-A3,
                        7.70%, 01/04/98                    2,041,178
      1,000,000         World Omni Auto Series 94-B
                        7.95%, 01/25/01                    1,025,239
                                                        ------------

                                                           8,838,973
                                                        ------------
                        AUTOMOTIVE  1.02%
      1,000,000         General Motors Acceptance
                        Corp MTN,
                        7.375%, 04/25/00                   1,025,117
                                                        ------------

                        BANKS  4.32%
      1,000,000         Capital One Bank,
                        8.22%, 2/07/97                     1,023,302
      1,150,000         Chemical Bank NY NY,
                        7.00%, 6/01/05                     1,141,759
      1,500,000         Golden West Financial Corp,
                        8.375%, 04/15/02                   1,617,478
        500,000         World Savings and Loan,
                        10.25%, 10/01/97                     541,083
                                                        ------------


                                                           4,323,622
                                                        ------------

                        BASIC INDUSTRY  1.10%
      1,125,000         CSR America Inc,
                        6.875%, 03/01/04(2)                1,106,719
                                                        ------------

                        CHEMICAL 0.77%
        750,000         ISP Chemicals Inc,
                        9.00%, 03/01/99                      769,575
                                                        ------------

Face Amount                                             Market Value*
                        CONSUMER CYCLICAL  0.81%
     $1,000,000         Western Publishing Group Inc,
                        7.65%, 09/15/02                 $    807,500
                                                        ------------

                        CONSUMER NON CYCLICAL  1.00%
      1,000,000         Upjohn Co MTN Ser-A,
                        6.25%, 02/02/98                      998,300
                                                        ------------

                        DEFENSE  1.03%
      1,000,000         Rockwell International Corp,
                        7.625%, 02/17/98                   1,034,700
                                                        ------------

                        ENERGY  0.97%
      1,000,000         Defeasance Portfolio Management
                        Trust Ser 1,
                        5.635%, 07/15/98(2)                  970,000
                                                        ------------

                        ENTERTAINMENT  6.13%
      1,500,000         News America Holdings,
                        8.625%, 02/01/03                   1,609,353
                        Time Warner Entertainment Co:
      1,000,000          9.625%, 05/01/02                  1,125,995
      1,000,000          7.25%, 09/01/08                     948,491
      1,500,000         TKR Cable I Cable Notes,
                        10.50%, 10/30/07                   1,665,000
        750,000         The New York Times Co,
                        7.625%, 03/15/05                     794,698
                                                        ------------

                                                           6,143,537
                                                        ------------

                        FINANCIAL  3.06%
      1,000,000         Farmers Insurance Exchange,
                        8.50%, 08/01/04(2)                 1,023,750
      2,000,000         Merrill Lynch & Co Inc MTN,
                        8.23%, 04/30/02                    2,040,000
                                                        ------------

                                                           3,063,750
                                                        ------------

                        REAL ESTATE  2.74%
         700,000        Developers Diversified Realty Corp,
                        7.625%, 05/15/00                     703,500
       1,000,000        New Plan Realty Trust,
                        7.75%, 04/06/05                    1,041,781
       1,000,000        Weingarten Realty Investors
                        Trust MTN,
                        7.22%, 06/01/05                    1,000,000
                                                        ------------

                                                           2,745,281
                                                        ------------

                        TRANSPORTATION  3.10%
       1,866,204        American Airlines,
                        9.71%, 01/02/07                    2,066,821
       1,000,000        United Airlines Pass Through
                        Certificates 95-A1,
                        9.02%, 04/19/12                    1,043,750
                                                        ------------

                                                           3,110,571
                                                        ------------

12

WESTCORE ANNUAL REPORT

INTERMEDIATE-TERM BOND FUND
STATEMENT OF INVESTMENTS
May 31, 1995 (continued)

Face Amount                                             Market Value*
-----------                                             -------------
                        UTILITIES  2.62%
         $1,250,000     Central Maine Power Co,
                        6.25%, 11/01/98                  $  1,196,497
            946,000     Del Norte Funding for El Paso,
                        9.05%, 01/02/93 (1)                   543,950
          1,000,000     Long Island Lighting Co,
                        7.125%, 06/01/05                      881,962
                                                         ------------
                                                            2,622,409
                                                         ------------
TOTAL CORPORATE BONDS
  (Cost $37,523,144)                                       37,560,054
                                                         ------------
                        MORTGAGE-BACKED
                        SECURITIES  3.51%
            726,082     Collateralized Mortgage
                        Securities Corp,
                        8.75%, 04/20/19                       762,102
          2,787,919     Federal National Mortgage
                        Association,
                        6.00%, 01/01/01                     2,758,058
                                                         ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $3,550,104)                                         3,520,160
                                                         ------------

                        U.S. GOVERNMENT
                        TREASURIES  56.76%
                        U.S. Treasury Notes:

          1,500,000       7.375%, 05/15/96                  1,521,092
          4,000,000       8.00%, 01/15/97                   4,132,500
          2,000,000       6.75%, 02/28/97                   2,029,372
          3,000,000       6.125%, 05/31/97                  3,015,933
          4,500,000       8.50%, 07/15/97                   4,733,437
          5,000,000       6.00%, 12/31/97                   5,010,930
          3,000,000       6.125%, 05/15/98                  3,015,933
          3,000,000       6.375%, 01/15/99                  3,037,500
          2,000,000       6.00%, 10/15/99                   1,997,500
          2,500,000       7.875%, 11/15/99                  2,676,562
          3,500,000       7.75%, 11/30/99                   3,730,776
          3,200,000       6.375%, 01/15/00                  3,242,000
          3,300,000       6.875%, 03/31/00                  3,410,339
          1,000,000       6.25%, 05/31/00                   1,008,125
          3,000,000       7.75%, 02/15/01                   3,237,183
          2,500,000       6.375%, 08/15/02                  2,522,653
          3,000,000       6.25%, 02/15/03                   2,997,183
          2,500,000       7.25%, 08/15/04                   2,657,027
          1,000,000     U.S. Treasury Zero Coupon Strip,
                        11/15/96                              919,849
          2,000,000     U.S. Treasury Bill,
                        08/24/95                            1,973,958
                                                         ------------

TOTAL U.S. GOVERNMENT TREASURIES
  (Cost $55,715,987)                                       56,869,852
                                                         ------------
Shares                                                  Market Value*
------                                                  -------------
                        MUTUAL FUNDS   4.42%
        4,417,859       Provident Institutional Temp
                        Fund
                        (Cost $4,428,625)                $  4,428,625
                                                         ------------



TOTAL INVESTMENTS                               102.18%  $102,378,691
  (Cost $101,217,860)

Liabilities in Excess of Other Assets            (2.18%)   (2,189,106)
                                                ---------------------
NET ASSETS                                      100.00%  $100,189,585
                                                =====================


  *See note 1 to financial statements.
  (1) Security is in default.
  (2) Restricted securities - See Note 7 of Notes to Financial Statements.

WESTCORE ANNUAL REPORT


LONG-TERM BOND FUND
STATEMENT OF INVESTMENTS
May 31, 1995

Face Amount                                   Market Value*
-----------                                   ------------
             CORPORATE BONDS  27.92%
             Automotive  0.77%
$  250,000   General Motors Acceptance
             Corp MTN,
             7.375%, 04/25/00                 $   256,279
                                              -----------

             Banks  1.61%
   500,000   Golden West Financial Corp,
             8.375%, 04/15/02                     539,160
                                              -----------

             Chemicals  1.53%
   500,000   ISP Chemicals Inc,
             9.00%, 03/01/99                      513,050
                                              -----------

             Consumer Cyclical  0.60%
   250,000   Western Publishing Group Inc,
             7.65%, 09/15/02                      201,875
                                              -----------

             Consumer Non Cyclical  2.12%
   250,000   A&P Great Atlantic &
             Pactea Co,
             7.70%, 01/15/04                      235,411
   500,000   Borden Inc,
             7.875%, 02/15/23                     471,798
                                              -----------
                                                  707,209
                                              -----------

             Energy  3.72%
   250,000   Coastal Corp,
             10.75%, 10/01/10                     323,789
 1,000,000   Oxy Oil & Gas USA,
             7.00%, 04/15/11                      919,157
                                              -----------
                                                1,242,946
                                              -----------

             Entertainment  4.01%
   500,000   News America Holdings,
             9.25%, 02/01/13                      563,132
   750,000   Time Warner Inc,
             9.125%, 01/15/13                     776,596
                                              -----------
                                                1,339,728
                                              -----------

             Financial  5.93%
   400,000   Farmers Insurance Exchange,
             8.625%, 05/01/24 (1)                 383,500
   250,000   Leucadia National Corp,
             7.75%, 08/15/13                      241,883
   500,000   Lincoln National Insurance,
             9.125%, 10/01/24                     557,384
   250,000   Principal Mutual Life Insurance,
             7.875%, 03/01/24 (1)                 240,000
   600,000   Zurich Reinsurance Center
             Holdings,
             7.125%, 10/15/23                     558,424
                                              -----------
                                                1,981,191
                                              -----------

Face Amount                                   Market Value*
-----------                                   ------------
             Real Estate  3.69%
$  250,000   New Plan Realty Trust,
             7.75%, 04/06/05                  $   260,445
   500,000   Property Trust of America,
             6.875%, 02/15/08                     474,238
   250,000   Rouse Co,
             8.50%, 01/15/03                      250,391
   250,000   Weingarten Realty Investors
             Trust MTN,
             7.22%, 06/01/05                      250,000
                                              -----------
                                                1,235,074
                                              -----------

             Transportation  2.49%
   500,000   AMR Corp,
             10.00%, 04/15/21                     572,881
   250,000   United Airlines Pass-Through
             Certificates, 95-A1,
             9.02%, 04/19/12                      260,937
                                              -----------
                                                  833,818
                                              -----------

             Utility  1.45%
   550,000   Long Island Lighting Co Inc,
             7.125%, 06/01/05                     485,079
                                              -----------

TOTAL CORPORATE BONDS
 (Cost $9,080,295)                              9,335,409
                                              ===========

             U.S. GOVERNMENT
             TREASURIES  67.52%
             U.S Treasury Bonds/Notes/Bills  59.08%
             U.S. Treasury Bonds:

 1,500,000    9.375%, 02/15/06                  1,846,404

 1,000,000    9.25%, 02/15/16                   1,275,625
 1,750,000    7.50%, 11/15/16                   1,893,825
 1,000,000    8.875%, 02/15/19                  1,242,811
   500,000    8.125%, 08/15/19                    578,125
 2,000,000    8.50%, 02/15/20                   2,404,372
 1,500,000    7.875%, 02/15/21                  1,695,000
 1,500,000    8.125%, 08/15/21                  1,743,750
             U.S. Treasury Notes:
   500,000    6.00%, 10/15/99                     499,375
 1,500,000    6.375%, 01/15/00                  1,519,687
   350,000    6.25%, 05/31/00                     352,844
 1,000,000    8.75%, 08/15/00                   1,117,812
 1,000,000    7.875%, 08/15/01                  1,089,061
 2,500,000    6.25%, 02/15/03                   2,497,653
                                              -----------
                                               19,756,344
                                              ===========

             U.S. Government Zero
             Coupon Strips  8.44%
 2,000,000    02/15/04                          1,154,624
 5,000,000    08/15/11                          1,667,915
                                              -----------
                                                2,822,539
                                              ===========

WESTCORE ANNUAL REPORT


LONG-TERM BOND FUND
STATEMENT OF INVESTMENTS
May 31, 1995 (continued)

Shares                                          Market Value*
------                                          ------------
TOTAL U.S. GOVERNMENT TREASURIES
 (Cost $21,314,254)                             $22,578,883
                                                -----------
                MUTUAL FUNDS  3.87%
1,288,858       Provident Institutional Temp
                Fund
                (Cost $1,293,964)                 1,293,964
                                                -----------
TOTAL INVESTMENTS
 (Cost $31,688,513)                    99.31%   $33,208,256

Other Assets in Excess of Liabilities   0.69%       231,956
                                      ---------------------
NET ASSETS                            100.00%   $33,440,212
                                      =====================


  * See note 1 to financial statements
(2) Restricted security - See Note 7 of Notes to Financial
    Statements

WESTCORE ANNUAL REPORT

COLORADO TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
May 31, 1995


Face                                                Bond Rating     Market
Amount                                              Moodys/S&P      Value*
------                                              -----------     ------
                CERTIFICATES OF
                PARTICIPATION  1.91%

     $  100,000 State of Colorado Certificate
                of Participation Master Lease
                Purchase Agreement,
                5.25%, 11/01/99, AMBAC                Aaa/AAA     $ 102,889
        100,000 Lakewood, Jefferson County,
                Certificate of Participation,
                Lease  Purchase Agreement,
                5.625%, 12/01/99, MBIA                Aaa/AAA       102,774
                                                                    -------

TOTAL CERTIFICATES
OF PARTICIPATION
  (Cost $201,182)                                                   205,663
                                                                    -------

                GENERAL OBLIGATION
                BONDS  55.83%

                COUNTY/CITY/SPECIAL DISTRICT/
                SCHOOL DISTRICT  55.83%

        100,000 Adams County School District
                #12, 7.25%, 12/15/09, Pre-
                refunded 12/15/99 @ 100.00              NR/A+       111,000
        125,000 Arapahoe County School
                District #2, 6.75%, 12/01/04,
                Optional 12/01/99 @ 101.00              A/NR        133,781
        150,000 Boulder Library, 7.30%,
                10/01/08, Prerefunded
                10/01/98 @ 100.00                     Aaa/AA        163,337
                Boulder, Larimer & Weld
                Counties, School District 1J:
        100,000    5.50%, 12/15/04, Optional
                   12/15/02 @ 101.00, MBIA            Aaa/AAA       103,600
        175,000    5.80%, 12/15/07, Optional
                   12/15/02 @ 101.00, MBIA            Aaa/AAA       182,551
        100,000    6.00%, 12/15/10, Optional
                   12/15/02 @ 101.00, MBIA            Aaa/AAA       105,039
        100,000 City & County of Denver
                Library, 7.75%, 08/01/95                Aa/AA       100,621
        100,000 City & County of Denver
                School District #1, 4.70%,
                06/01/04                                 A/A+        95,611
        125,000 Colorado Springs Various
                Purpose, 6.60%, 09/01/00,
                Prerefunded 09/01/99 @
                100.00                                 NR/AAA       135,140
        250,000 Douglas & Elbert Counties
                School District Re-1, 5.75%,
                12/15/05, Optional 12/15/02
                @ 100.00, FGIC                        Aaa/AAA       261,650
        125,000 Eagle, Garfield & Routt
                Counties School District 50-J:
                   6.60%, 12/01/99, Pre-
                   refunded 12/01/98 @
                   100.00                             Aaa/AAA       133,914
         85,000    5.60%, 12/01/01, FGIC              Aaa/AAA        89,376
        200,000    5.75%, 12/01/03, Optional
                   12/01/02 @ 100.00, FGIC            Aaa/AAA       211,590


Face                                                Bond Rating     Market
Amount                                              Moodys/S&P      Value*
------                                              ----------      ------
                COUNTY/CITY/SPECIAL DISTRICT/
                SCHOOL DISTRICT (CONTINUED)

     $  125,000 El Paso County School
                District #3, 6.20%, 12/15/00,
                Optional 12/15/98 @ 101.00,
                MBIA                                  Aaa/AAA     $ 132,314
        125,000 El Paso County School
                District #49, 6.75%, 12/01/04,
                Optional 12/01/00 @ 100.00,
                MBIA                                  Aaa/AAA       135,156
        125,000 Fruita, Mesa County, 6.40%,
                10/01/00, Optional 10/01/97
                @ 100.00, AMBAC                       Aaa/AAA       129,774
        250,000 Garfield, Eagle & Pitkin
                Counties School District Re-1,
                6.60%, 12/15/14, Optional
                6/15/04 @ 101.00                      Aaa/AAA       273,525
        150,000 Golden, Jefferson County
                Water, 4.80%, 11/15/05                  A1/NR       145,086
        625,000 Goldsmith Metropolitan
                District Arapahoe & Denver
                Counties, 6.50%, 12/01/03,
                Optional 12/01/99 @ 101.00,
                MBIA                                  Aaa/AAA       668,925
        200,000 Greeley, Weld County Water,
                4.50%, 08/01/00                        A1/AA-       196,912
                Jefferson County School
                District R-1:
        100,000    5.10%, 12/15/99, AMBAC             Aaa/AAA       102,808
        100,000    5.75%, 12/15/03, Optional
                   12/15/02 @ 101.00, AMBAC           Aaa/AAA       106,444
        500,000    5.90%, 12/15/04, Optional
                   12/15/02 @ 101.00, AMBAC           Aaa/AAA       529,260
        125,000 Larimer County School District
                #1, 7.00%, 12/15/08, Pre-
                refunded 12/15/01 @ 101.00              NR/NR       141,566
        100,000 Longmont, Boulder County,
                5.15%, 09/01/99, MBIA                 Aaa/AAA       102,016
        105,000 Morgan County School District
                #3, 6.45%, 12/01/98                      A/NR       111,387
                Northglenn, Adams County:
        150,000    6.70%, 11/01/01, Optional
                   11/01/96 @ 101.00, MBIA            Aaa/AAA       155,377
        250,000    5.50%, 12/01/06, Optional
                   12/01/04 @ 101.00, FSA             Aaa/AAA       258,618
        100,000 Pitkin County School District
                Re-1, 5.50%, 11/15/00,
                AMBAC                                 Aaa/AAA       103,954
        125,000 Poudre Valley Hospital District,
                6.80%, 11/15/02, Prerefunded
                11/15/98 @ 101.00                      NR/AAA       135,675
        125,000 Thornton, Adams County,
                5.75%, 12/01/04, Optional
                12/01/02 @ 101.00, FGIC               Aaa/AAA       132,309

WESTCORE ANNUAL REPORT

COLORADO TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
May 31, 1995 (continued)


Face                                            Bond Rating     Market
Amount                                          Moodys/S&P      Value*
------                                          -----------     ------
                COUNTY/CITY/SPECIAL DISTRICT/
                SCHOOL DISTRICT (CONTINUED)
                Thornton, Adams County
                Water:
     $ 25,000      7.40%, 12/01/98, FGIC          Aaa/AAA      $ 27,338
      125,000      7.40%, 12/01/98, Prerefunded
                   12/01/96 @ 102.00, FGIC        Aaa/AAA       133,425
      100,000      5.20%, 12/01/99, Optional
                   06/01/97 @101.00, FGIC         Aaa/AAA       103,192
      135,000   Three Lakes Water & Sanitation
                District Grand County Limited
                Tax, 6.00%, 06/01/00 Optional
                06/01/97 @ 101.00, MBIA           Aaa/AAA       139,386
      100,000   Woodland Park, Teller
                County, 6.30%, 07/01/08,
                Optional 07/01/00 @ 101.00,
                FGIC                              Aaa/AAA       105,350
      125,000   Woodmoor Water & Sanitation
                District 1 El Paso County,
                6.20%, 12/01/00, Optional
                12/01/95 @ 101.00, MBIA           Aaa/AAA       128,309
                                                              ---------
  TOTAL GENERAL OBLIGATION BONDS
  (Cost $5,808,014)                                           6,025,316
                                                              ---------
                REVENUE BONDS  38.06%
                EDUCATION  5.91%
      250,000   Auraria Higher Education
                Center Parking, 5.15%,
                04/01/08, Optional 04/01/03
                @ 101.00, FSA                     Aaa/AAA       249,512
                Colorado State Board of
                Agriculture CSU, Research
                Foundation Master Lease
                Purchase Agreement:
      100,000      6.45%, 11/01/01, Optional
                   05/01/99 @ 101.00, MBIA        Aaa/AAA       106,432
       70,000      7.70%, 09/01/06, Optional
                   09/01/96 @ 101.00, MBIA        Aaa/AAA        73,300
      100,000   State of Colorado Department
                of Higher Education, State
                Board for Community Colleges
                & Occupational Education,
                5.20%, 11/01/03, Optional
                11/01/02 @ 100.00, AMBAC          Aaa/AAA       101,718
      100,000   University of Colorado
                Auxiliary Facilities, 6.50%,
                06/01/01, Optional 06/01/00
                @ 101.00                            A1/NR       107,345
                                                              ---------
                                                                638,307
                                                              ---------

Face                                            Bond Rating     Market
Amount                                          Moodys/S&P      Value*
------                                          -----------     ------
                HOSPITALS  3.20%
     $100,000   Poudre Valley Hospital
                District, ETM, 5.80%,
                12/01/98, AMBAC                   Aaa/AAA     $ 104,726
      250,000   Poudre Valley Hospital
                District, 4.75%, 12/01/05,
                AMBAC                             Aaa/AAA       240,398
                                                              ---------
                                                                345,124
                                                              ---------
                PUBLIC FACILITES  4.39%
      250,000   Colorado Health Facility
                Authority, Rose Medical Center
                Project, 4.90%, 08/15/07,
                Optional 08/15/03 @ 101.50,
                MBIA                              Aaa/AAA       254,542
      200,000   Denver Metropolitan
                Stadium District Sales Tax,
                6.25%, 10/01/02, Pre-
                refunded 10/01/01 @ 101.00,
                FGIC                              Aaa/AAA       218,860
                                                              ---------
                                                                473,402
                                                              ---------
                SPECIAL TAX  14.09%
      250,000   Boulder Urban Renewal
                Authority Tax Increment,
                6.00%, 03/01/02, Optional
                03/01/00 @ 101.00, MBIA           Aaa/AAA       264,145
      250,000   Breckenridge Excise Tax Rev,
                5.20%, 12/01/01, Optional
                12/01/00 @ 100.00, MBIA           Aaa/AAA       258,202
      250,000   Denver City and County
                Excise Tax, 4.00%, 11/01/99,
                FSA                               Aaa/AAA       243,570
      150,000   Lafayette, Boulder County,
                Sales & Use Tax, 6.40%,
                11/15/04, Prerefunded
                11/15/01 @ 100.00, AMBAC          Aaa/AAA       164,490
      250,000   Louisville, Boulder County
                Sales Tax, 4.85%, 12/01/04,
                Optional 12/01/03 @ 101.00,
                FSA                               Aaa/AAA       247,935
      200,000   Pitkin County Sales Tax,
                4.85%, 12/01/07, Optional
                12/01/98 @ 100.00, MBIA           Aaa/AAA       192,552
                Thornton, Adams County,
                Sales and Use Tax:
      100,000      4.95%, 09/01/04, Optional
                   09/01/02 @ 101.00, FGIC        Aaa/AAA       100,193
       50,000      5.15%, 09/01/06, Optional
                   09/01/03 @ 100.00, FGIC        Aaa/AAA        49,979
                                                              ---------
                                                              1,521,066
                                                              ---------


WESTCORE ANNUAL REPORT

COLORADO TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
May 31, 1995 (continued)


Face                                       Bond Rating  Market
Amount                                     Moodys/S&P   Value*
------                                     ----------------------

           Transportation  3.34%
           Regional Transport District
           Colorado Sales Tax:
$100,000    7.00%, 11/01/98, FGIC            Aaa/AAA     $108,357
 250,000    4.75%, 11/01/00, FGIC            Aaa/AAA      252,128
                                                        ---------
                                                          360,485
                                                        ---------
           Utility  7.13%
  75,000   Boulder Water & Sewer,
           5.75%, 12/01/06, Optional
           12/01/02 @ 100.00                   Aa/AA       77,263
 250,000   Central Weld County Water
           District, 5.25%, 12/01/05,
           Optional 12/01/03 @ 100.00,
           MBIA                              Aaa/AAA      254,110
 100,000   Colorado Springs Utilities
           Systems,  6.40%, 11/15/02,
           Optional 11/15/01 @ 102.00          Aa/AA      110,057
 125,000   Glenwood Springs Water &
           Sewer, 4.70%, 12/01/05,
           Optional 12/01/01 @ 100.00,
           AMBAC                             Aaa/AAA      120,481
           Metropolitan Denver Sewer
           Disposal District #1:
 100,000     6.10%, 04/01/99, Optional
             10/01/96 @ 101.00                 A1/AA      102,799
  50,000     6.10%, 04/01/99, Pre-
             refunded 10/01/96 @ 101.00        A1/AA       51,708
  50,000   Ute Water Conservancy
           District, Mesa County, 7.60%,
           06/15/01, Optional 06/15/97
           @ 100.00, AMBAC                   Aaa/AAA       52,840
                                                        ---------
                                                          769,258
                                                        ---------
  TOTAL REVENUE BONDS
  (Cost $4,033,992)                                     4,107,642
                                                        ---------
Shares
------
           MUTUAL FUNDS  2.12%
 227,282   Provident Institutional Short-Term
           MuniFund,
            (Cost $228,103)                               228,103
                                                        ---------
TOTAL INVESTMENTS
 (Cost $10,271,291)                           97.92%  $10,566,724

Other Assets in Excess of Liabilities          2.08%      224,972
                                            ---------------------

NET ASSETS                                   100.00%  $10,791,696
                                            ---------------------

 *See note 1 to financial statements.



18

WESTCORE ANNUAL REPORT

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MAY 31, 1995




                                       Equity       Modern        MIDCO      Small-Cap      Intermediate-       Long-      Colorado
                                       Income        Value        Growth     Opportunity        Term            Term      Tax-Exempt
                                        Fund      Equity Fund      Fund         Fund          Bond Fund       Bond Fund      Fund
                                       ------     -----------     ------     -----------     ------------     ---------    ---------
INVESTMENT INCOME
Dividends                            $1,287,522    $1,048,944   $2,150,999     $96,719               $0              $0         $0
Interest                                 25,156        63,160    1,177,147      30,110        5,897,454       2,032,109    559,213
Interest from affiliates                 46,045        56,427      199,656      12,589          110,019          37,071          0
                                     ----------    ----------   ----------     -------       ----------      ----------   --------
Total Income                          1,358,723     1,168,531    3,527,802     139,418        6,007,473       2,069,180    559,213
                                     ----------    ----------   ----------     -------       ----------      ----------   --------
EXPENSES - NOTE 5
Investment advisory fee                 271,513       271,890    2,529,123      73,894          407,813         124,337     51,298
Administrative fee                       20,885        20,914      194,548       3,695           45,313          13,815      5,130
Fund accounting                          30,535        26,762      153,533      22,480           49,166          21,833     41,251
Legal                                    17,348        17,476      136,254       2,551           35,028          12,846      6,465
Audit                                    10,874        10,457       21,982       9,765           16,040           8,367      6,444
Custodian                                24,014        20,142       87,850      16,558           28,132          13,006      5,552
Amortization of organization costs            0             0            0      11,877                0               0      6,570
Transfer agency                          75,718        40,518      361,820      38,974           65,230          35,439     24,236
Printing                                 28,682        16,861      145,286      17,492           40,541          24,380     15,145
Distribution/administration
  assistance - retail shares              8,741             0       51,887       1,964            5,276               0          0
Insurance                                 1,544         1,188       12,452          85            3,235             965        323
Registration                             20,503        15,577       35,508       7,360           23,926           7,524      2,190
Trustee fee                               2,003         1,692       19,878         371            4,041           1,330        361
Other                                     7,284         1,401       34,638         562            3,852           9,725      1,549
                                     ----------    ----------   ----------     -------       ----------      ----------   --------
Total Expenses                          519,644       444,878    3,784,759     207,628          727,593         273,567    166,514
Expenses waived by:
  Investment advisor                          0             0            0     (73,894)               0               0    (51,298)
  Custodian                             (24,014)      (20,142)     (87,850)    (16,558)         (28,132)        (13,006)    (5,552)
  Administrator                               0                          0        (908)               0               0     (1,506)
Expenses reimbursed by
  Investment advisor                          0             0            0     (20,200)               0               0    (65,533)
                                     ----------    ----------   ----------     -------       ----------      ----------   --------
Net Expenses                            495,630       424,736    3,696,909      96,068          699,461         260,561     42,625
                                     ----------    ----------   ----------     -------       ----------      ----------   --------
NET INVESTMENT INCOME
  (LOSS)                                863,093       743,795     (169,107)     43,350        5,308,012       1,808,619    516,588
                                     ----------    ----------   ----------     -------       ----------      ----------   --------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain (loss) from
  investment transactions            (1,036,420)    1,045,955    1,443,760    (111,091)      (1,790,451)       (307,479)       (12)
                                     ----------    ----------   ----------     -------       ----------      ----------   --------
Unrealized appreciation
  (depreciation) of investments:
  Beginning of period                 1,661,017     4,028,309   60,370,988      13,020       (3,408,714)     (1,064,787)    82,279
  End of period                       2,440,998    10,123,581   97,968,007     693,860        1,160,831       1,519,743    295,433
                                     ----------    ----------   ----------     -------       ----------      ----------   --------
Net change in unrealized
  appreciation                          779,981     6,095,272   37,597,019     680,840        4,569,545       2,584,530    213,154
                                     ----------    ----------   ----------     -------       ----------      ----------   --------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS             (256,439)    7,141,227   39,040,779     569,749        2,779,094       2,277,051    213,142
                                     ----------    ----------   ----------     -------       ----------      ----------   --------
NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS       $606,654    $7,885,022  $38,871,672    $613,099       $8,087,106      $4,085,670   $729,730
                                     ==========    ==========  ===========    ========       ==========      ==========   ========



SEE NOTES TO FINANCIAL STATEMENTS
                                                                             19

WESTCORE ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS



                                                                             Equity Income Fund
                                                                   ---------------------------------------
                                                                         For the Year Ended May 31,
                                                                   ---------------------------------------
FROM INVESTMENT ACTIVITIES                                              1995                    1994
                                                                   ---------------         ---------------
Net investment income                                                $  863,093              $1,815,889
Net realized gain (loss) on investments                              (1,036,420)              1,098,005
Net unrealized appreciation (depreciation)                              779,981              (2,498,724)
                                                                    ------------            ------------
Net increase in net assets resulting from operations                    606,654                 415,170
                                                                    ------------            ------------
Dividends to shareholders from net investment income
     Institutional class                                               (834,009)             (1,810,570)
     Retail class                                                       (70,652)               (116,182)

Distributions to shareholders from net realized gain on
     investments
     Institutional class                                             (1,003,450)             (2,011,385)
     Retail class                                                       (94,567)               (129,069)
                                                                    ------------            ------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets derived from institutional
     class beneficial interest transactions - Note 2                (14,255,191)             11,148,662
                                                                    ------------            ------------
Net increase (decrease) in net assets derived from retail
     class beneficial interest transactions - Note 2                   (118,398)              3,381,860
                                                                    ------------            ------------
NET INCREASE (DECREASE) IN NET ASSETS                               (15,769,613)             10,878,486
NET ASSETS:
Beginning of period                                                  46,669,558              35,791,072
                                                                    ------------            ------------
End of period (including undistributed net investment income
     of $26,424 and $67,992, respectively)                          $30,899,945             $46,669,558
                                                                    ============            ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                          Modern Value Equity Fund
                                                                   ---------------------------------------
                                                                          For the Year Ended May 31,
                                                                   ---------------------------------------
FROM INVESTMENT ACTIVITIES                                              1995                    1994
                                                                   ---------------         ---------------
Net investment income                                                  $743,795                $744,111
Net realized gain (loss) on investments                               1,045,955                 790,992
Net unrealized appreciation (depreciation)                            6,095,272                (687,116)
                                                                    ------------            ------------
Net increase in net assets resulting from operations                  7,885,022                 847,987
                                                                    ------------            ------------
Dividends to shareholders from net investment income                   (498,807)               (962,104)
Distributions to shareholders from net realized gain on investments    (622,592)             (2,758,433)
                                                                    ------------            ------------
Change in net assets derived from investment activities               6,763,623              (2,872,550)
                                                                    ------------            ------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Shares sold                                                          21,451,091              12,315,036
Shares issued in reinvestment of dividends                            1,004,437               3,611,250
                                                                    ------------            ------------
                                                                     22,455,528              15,926,286
Shares redeemed                                                     (13,348,260)             (4,555,265)
                                                                    ------------            ------------
Change in net assets derived from beneficial interest transactions    9,107,268              11,371,021
                                                                    ------------            ------------
NET INCREASE IN NET ASSETS                                           15,870,891               8,498,471
NET ASSETS:
Beginning of period                                                  36,674,390              28,175,919
                                                                    ------------            ------------
End of period (including undistributed net
     investment income of $226,846 and ($18,142), respectively)     $52,545,281             $36,674,390
                                                                    ============            ============


SEE NOTES TO FINANCIAL STATEMENTS




20

WESTCORE ANNUAL REPORT


STATEMENT OF CHANGES IN NET ASSETS                                                       MIDCO Growth Fund
                                                                                --------------------------------------
                                                                                      For the Year Ended May 31,
                                                                                --------------------------------------
FROM INVESTMENT ACTIVITIES                                                        1995                         1994
                                                                                ---------                    ---------
Net investment loss                                                             $(169,107)                   $(294,965)
Net realized gain on investments                                                1,443,760                   21,568,925
Net unrealized appreciation (depreciation)                                     37,597,019                   (1,433,219)
                                                                               ----------                   ----------
Net increase in net assets resulting from operations                           38,871,672                   19,840,741
                                                                               ----------                   ----------

Dividends to shareholders from net investment income
  Institutional class                                                                   0                      (13,415)
  Retail class                                                                          0                         (465)
Return of capital distribution to shareholders
  Institutional class                                                                   0                     (281,432)
  Retail class                                                                          0                       (9,785)
Distributions to shareholders from net realized gain on investments
  Institutional class                                                         (11,450,951)                 (17,285,280)
  Retail class                                                                   (685,566)                    (600,978)
                                                                               ----------                   ----------

FROM BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets derived from institutional
  class beneficial interest transactions - Note 2                              41,013,312                  112,875,322
                                                                               ----------                  -----------
Net increase in net assets derived from retail class
  beneficial interest transactions - Note 2                                     7,925,300                    5,642,805
                                                                               ----------                  -----------
NET INCREASE IN NET ASSETS                                                     75,673,767                  120,167,513

NET ASSETS:
Beginning of period                                                           351,762,447                  231,594,934
                                                                              -----------                  -----------
End of period (including undistributed net investment
  income of ($866,631) and ($697,524), respectively)                         $427,436,214                 $351,762,447
                                                                              -----------                  -----------

STATEMENT OF CHANGES IN NET ASSETS                                                            Small-Cap
                                                                                           Opportunity Fund
                                                                                --------------------------------------
                                                                                     For the Period Ended May 31,
                                                                                --------------------------------------
FROM INVESTMENT ACTIVITIES                                                        1995                         1994(1)
                                                                                ---------                    ---------
Net investment income                                                             $43,350                       $6,679
Net realized gain (loss) on investments                                          (111,091)                      72,910
Net unrealized appreciation                                                       680,840                       13,020
                                                                               ----------                   ----------
Net increase in net assets resulting from operations                              613,099                       92,609
                                                                               ----------                   ----------

Dividends to shareholders from net investment income
  Institutional class                                                             (35,513)                      (2,609)
  Retail class                                                                     (2,821)                        (315)
Distributions to shareholders from net realized gain on investments
  Institutional class                                                             (66,448)                           0
  Retail class                                                                     (6,502)                           0
                                                                               ----------                   ----------
FROM BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets derived from institutional
  class beneficial interest transactions - Note 2                               7,089,788                    2,055,405
                                                                               ----------                  -----------
Net increase in net assets derived from retail class
  beneficial interest transactions - Note 2                                       389,185                      511,000
                                                                               ----------                  -----------
NET INCREASE IN NET ASSETS                                                      7,980,788                    2,656,090
                                                                               ----------                  -----------

NET ASSETS:
Beginning of period                                                             2,656,105                           15*
                                                                              -----------                  -----------
End of period (including undistributed net investment
  income of $8,769 and $3,753, respectively)                                  $10,636,893                   $2,656,105
                                                                              -----------                  -----------


*Initial capitalization
(1) Fund commenced operations on December 28, 1993.

SEE NOTES TO FINANCIAL STATEMENTS

WESTCORE ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Intermediate-Term Bond Fund
                                                                                        -------------------------------------------
                                                                                                For the Year Ended May 31,
                                                                                        -------------------------------------------
                                                                                                1995                    1994
                                                                                        -------------------     -------------------
FROM INVESTMENT ACTIVITIES
Net investment income                                                                      $  5,308,012             $ 5,577,009
Net realized gain (loss) on investments                                                      (1,790,451)                 20,689
Net unrealized appreciation (depreciation)                                                    4,569,545              (5,873,892)
                                                                                        -------------------     -------------------
Net increase (decrease) in net assets resulting from operations                               8,087,106                (276,194)
                                                                                        -------------------     -------------------
Dividends to shareholders from net investment income
 Institutional class                                                                         (5,349,712)             (5,449,388)
 Retail class                                                                                  (140,002)                (98,192)
Distribution to shareholders from net realized gain on investments
 Institutional class                                                                                  0              (1,905,350)
 Retail class                                                                                         0                 (34,925)
                                                                                        -------------------     -------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets derived from institutional class
 beneficial interest transactions - Note 2                                                    6,124,220              (2,700,262)
                                                                                        -------------------     -------------------
Net increase in net assets derived from retail class beneficial
 interest transactions - Note 2                                                                 562,082               1,901,161
                                                                                        -------------------     -------------------
NET INCREASE (DECREASE) IN NET ASSETS                                                         9,283,694              (8,563,150)
NET ASSETS:
Beginning of period                                                                          90,905,891              99,469,041
                                                                                        -------------------     -------------------
End of period (including undistributed net investment income
 of $102,456 and $284,158, respectively)                                                   $100,189,585             $90,905,891
                                                                                        ===================     ===================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Long-Term Bond Fund
                                                                                        -------------------------------------------
                                                                                             For the Year Ended May 31,
                                                                                        -------------------------------------------
                                                                                             1995                      1994
                                                                                        -------------------     -------------------
FROM INVESTMENT ACTIVITIES
Net investment income                                                                      $  1,808,619             $ 1,702,823
Net realized gain (loss) on investments                                                        (307,479)                899,368
Net unrealized appreciation (depreciation)                                                    2,584,530              (3,019,626)
                                                                                        -------------------     -------------------
Net increase (decrease) in net assets resulting from operations                               4,085,670                (417,435)
                                                                                        -------------------     -------------------
Dividends to shareholders from net investment income                                         (1,816,108)             (1,683,968)
Distributions to shareholders from net realized gain on
 investments                                                                                          0              (3,951,682)
                                                                                        -------------------     -------------------
Change in net assets derived from investment activities                                       2,269,562              (6,053,085)
                                                                                        -------------------     -------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Shares sold                                                                                  10,155,539               9,076,048
Shares issued in reinvestment of dividends                                                    1,662,861               5,464,378
                                                                                        -------------------     -------------------
                                                                                             11,818,400              14,540,426
Shares redeemed                                                                              (7,609,598)             (7,806,101)
                                                                                        -------------------     -------------------
Change in net assets derived from beneficial interest transactions                            4,208,802               6,734,325
                                                                                        -------------------     -------------------
NET INCREASE IN NET ASSETS                                                                    6,478,364                 681,240
NET ASSETS:
Beginning of period                                                                          26,961,848              26,280,608
                                                                                        -------------------     -------------------
End of period (including undistributed net investment income
 of $56,418 and $63,907 respectively)                                                      $ 33,440,212             $26,961,848
                                                                                        ===================     ===================


SEE NOTES TO FINANCIAL STATEMENTS

22

WESTCORE ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS

                                                                            Colorado Tax-Exempt Fund
                                                                       ------------------------------------
                                                                            For the Year Ended May 31,
                                                                       ------------------------------------
                                                                          1995                      1994
                                                                       -----------              -----------
FROM INVESTMENT ACTIVITIES
Net investment income                                                     $516,588                 $451,057
Net realized gain (loss) on investments                                        (12)                   1,996
Net unrealized appreciation (depreciation)                                 213,154                 (233,645)
                                                                       -----------              -----------
Net increase in net assets resulting from operations                       729,730                  219,408
                                                                       -----------              -----------
Dividends to shareholders from net investment income                      (535,461)                (445,781)
Distributions to shareholders from net realized gain on investment               0                   (3,970)
                                                                       -----------              -----------
Change in net assets derived from investment activities                    194,269                 (230,343)
                                                                       -----------              -----------

FROM BENEFICIAL INTEREST TRANSACTIONS
Shares sold                                                              1,234,996                4,989,722
Shares issued in reinvestment of dividends                                 324,646                  284,886
                                                                       -----------              -----------
                                                                         1,559,642                5,274,608
Shares redeemed                                                         (1,515,481)              (1,816,654)
                                                                       -----------              -----------
Change in net assets derived from beneficial interest transactions          44,161                3,457,954
                                                                       -----------              -----------
NET INCREASE IN NET ASSETS                                                 238,430                3,227,611

NET ASSETS:
Beginning of period                                                     10,553,266                7,325,655
                                                                       -----------              -----------
End of period (including undistributed net investment income
 of ($1,653) and $17,220, respectively)                                $10,791,696              $10,553,266
                                                                       ===========              ===========


SEE NOTES TO FINANCIAL STATEMENTS


WESTCORE ANNUAL REPORT

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT THE PERIODS INDICATED:                          Equity Income Fund
                                                  ------------------------------------------------------------------------
                                                         Institutional Shares                           Retail Shares
                                                  ------------------------------------------         ---------------------
                                                                                                           For the
                                                                                                        Period Ended
                                                      For the Year Ended May 31,                           May 31,
                                                  -------------------------------------------        ----------------------
                                                  1995      1994      1993     1992     1991             1995    1994*
                                                  ------    -----     ------   ------  ------        ---------   ----------
Net asset value - beginning of period:             $10.62   $11.51     $10.99   $10.10    $9.94           $10.63      $11.65
                                                  -------  -------    -------  -------  -------           ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                0.20     0.51       0.32     0.32     0.32             0.19        0.15

Net realized and unrealized gain (loss) on
  investments                                        0.15    (0.30)      0.68     1.05     0.48             0.14       (0.45)
                                                  -------  -------    -------  -------  -------           ------      ------
Total income (loss) from investment operations       0.35     0.21       1.00     1.37     0.80             0.33       (0.30)
                                                  -------  -------    -------  -------  -------           ------      ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                (0.21)   (0.54)     (0.20)   (0.43)   (0.33)           (0.19)      (0.16)
Distributions from net realized gain on
  investments                                       (0.26)   (0.56)     (0.28)   (0.05)   (0.31)           (0.26)      (0.56)
                                                  -------  -------    -------  -------  -------           ------      ------
Total dividends and distributions to
 shareholders                                       (0.47)   (1.10)     (0.48)   (0.48)   (0.64)           (0.45)      (0.72)
                                                  -------  -------    -------  -------  -------           ------      ------
Net asset value - end of period                    $10.50   $10.62     $11.51   $10.99   $10.10           $10.51      $10.63
                                                  -------  -------    -------  -------  -------           ------      ------
Total return (2)                                     3.73%    1.71%      9.41%   14.12%    9.07%            3.48%      (4.20%)(3)
                                                  =======  =======    =======  =======  =======           ======      ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $27,029  $42,644    $35,791  $25,128  $19,932           $3,871      $4,026
                                                  =======  =======    =======  =======  =======           ======      ======
Ratio of expenses to average
  net assets                                         1.17%    1.03%      0.99%    0.95%    0.90%            1.41%       1.25% (3)
                                                  =======  =======    =======  =======  =======           ======      ======
Ratio of net investment income to average
  net assets                                         2.09%    4.45%      2.75%    3.03%    3.51%            1.86%       2.12% (3)
                                                  =======  =======    =======  =======  =======           ======      ======
Ratio of expenses to average net assets
   without fee waivers                               1.22%    1.06%      1.03%    1.02%    1.00%            1.47%       1.27% (3)
                                                  =======  =======    =======  =======  =======           ======      ======
Ratio of net investment income to average net
  assets without fee waivers                         2.04%    4.42%      2.71%    2.96%    3.41%            1.80%       2.09% (3)
                                                  =======  =======    =======  =======  =======           ======      ======
Portfolio turnover rate (1)                         81.14%   53.86%     61.24%   68.56%   64.94%           81.14%      53.86%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 1995 were $32,459,150 and $46,680,289, respectively.
(2) Sales charges are not reflected in total return.
(3) Annualized.
* For the period October 11, 1993(inception of offering) to May 31, 1994.

SEE NOTES TO FINANCIAL STATEMENTS

WESTCORE ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:


                                                           Modern Value Equity Fund
                                             --------------------------------------------------
                                                          For the Year Ended May 31,
                                             --------------------------------------------------
                                              1995        1994       1993       1992       1991
                                             ------     ------     ------     ------     ------
NET ASSET VALUE - BEGINNING OF PERIOD        $12.70     $13.87     $13.35     $12.68     $11.74
                                             ------     ------     ------     ------     ------

INCOME FROM INVESTMENT OPERATIONS

Net investment income                          0.23       0.40       0.34       0.28       0.29

Net realized and unrealized gain on
 investments                                   2.12       0.04       1.13       0.95       1.15
                                             ------     ------     ------     ------     ------
Total income from investment operations        2.35       0.44       1.47       1.23       1.44
                                             ------     ------     ------     ------     ------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income          (0.16)     (0.43)     (0.21)     (0.35)     (0.30)

Distributions from net realized gain on
  investments                                 (0.19)     (1.18)     (0.74)     (0.21)     (0.20)
                                             ------     ------     ------     ------     ------
Total dividends and distributions to
  shareholders                                (0.35)     (1.61)     (0.95)     (0.56)     (0.50)
                                             ------     ------     ------     ------     ------
Net asset value - end of period              $14.70     $12.70     $13.87     $13.35     $12.68
                                             ======     ======     ======     ======     ======
Total return (2)                             19.03%      3.12%     11.62%     10.02%     13.08%
                                             ======     ======     ======     ======     ======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)             $52,545    $36,674    $28,176    $30,572    $27,208
                                             ======     ======     ======     ======     ======
Ratio of expenses to average
 net assets                                   1.01%      1.06%      0.99%      0.91%      0.84%
                                             ======     ======     ======     ======     ======
Ratio of net investment income to average
 net assets                                   1.78%      2.30%      2.37%      2.17%      2.65%
                                             ======     ======     ======     ======     ======
Ratio of expenses to average net assets
 without fee waivers                          1.06%      1.09%      1.02%      0.97%      0.94%
                                             ======     ======     ======     ======     ======
Ratio of net investment income to average
  net assets without fee waivers              1.73%      2.27%      2.34%      2.11%      2.55%
                                             ======     ======     ======     ======     ======
Portfolio turnover rate (1)                  61.72%     41.32%     85.53%    123.91%    142.01%
                                             ======     ======     ======    =======    =======


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 1995 were $32,109,649 and $24,376,105, respectively.
(2) Sales charges are not reflected in total return.






SEE NOTES TO FINANCIAL STATEMENTS

WESTCORE ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                                    MIDCO Growth Fund
                                                        -------------------------------------------------------------------------
                                                                    Institutional Shares                        Retail Shares
                                                        -----------------------------------------------    ------------------------
                                                                                                                   For the
                                                                                                                 Period Ended
                                                                For the Year Ended May 31,                          May 31,
                                                        -----------------------------------------------    ------------------------
                                                          1995      1994      1993      1992      1991        1995         1994*
                                                        -------   -------   -------   -------   -------    ----------   -----------
Net asset value - beginning of period                    $16.09    $15.79    $14.38    $14.00    $11.57      $16.10       $17.33
                                                        -------   -------   -------   -------   -------    ----------   -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                               0.00      0.00      0.04      0.06      0.07       (0.03)       (0.01)
Net realized and unrealized gain (loss) on
  investments                                              1.56      1.34      2.48      1.84      3.16        1.56        (0.19)
                                                        -------   -------   -------   -------   -------    ----------   -----------
Total income (loss) from investment operations             1.56      1.34      2.52      1.90      3.23        1.53        (0.20)
                                                        -------   -------   -------   -------   -------    ----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                       0.00      0.00      0.00     (0.32)    (0.08)      (0.00)        0.00
Distributions from net realized gain on
  investments                                             (0.53)    (1.03)    (1.11)    (1.20)    (0.72)      (0.53)       (1.02)
Return of Capital                                         (0.00)    (0.01)    (0.00)    (0.00)    (0.00)      (0.00)       (0.01)
                                                        -------   -------   -------   -------   -------    ----------   -----------
Total dividends, distributions, and
 return of capital to shareholders                        (0.53)    (1.04)    (1.11)    (1.52)    (0.80)      (0.53)       (1.03)
                                                        -------   -------   -------   -------   -------    ----------   -----------
Net asset value - end of period                          $17.12    $16.09    $15.79    $14.38    $14.00      $17.10       $16.10
                                                        =======   =======   =======   =======   =======    ==========   ===========
Total return (2)                                         10.05%     8.37%    18.04%    14.09%    30.44%       9.78%      (1.88%)(3)
                                                        =======   =======   =======   =======   =======    ==========   ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $401,760  $335,453  $231,595  $180,681  $131,420     $25,677      $16,309
                                                        =======   =======   =======   =======   =======    ==========   ===========
Ratio of expenses to average
  net assets                                              0.94%     0.84%     0.83%     0.80%     0.78%       1.19%       1.10% (3)
                                                        =======   =======   =======   =======   =======    ==========   ===========
Ratio of net investment income (loss) to average
  net assets                                             (0.03%)   (0.09%)    0.04%     0.12%     0.58%      (0.28%)     (0.37%)(3)
                                                        =======   =======   =======   =======   =======    ==========   ===========
Ratio of expenses to average net assets
  without fee waivers                                     0.96%     0.87%     0.85%     0.85%     0.88%       1.21%       1.13% (3)
                                                        =======   =======   =======   =======   =======    ==========   ===========
Ratio of net investment income (loss) to average
  net assets without fee waivers                         (0.05%)   (0.12%)    0.02%     0.07%     0.48%      (0.30%)     (0.40%)(3)
                                                        =======   =======   =======   =======   =======    ==========   ===========
Portfolio turnover rate (1)                              50.19%    52.05%    56.23%    48.17%    75.43%      50.19%      52.05%
                                                        =======   =======   =======   =======   =======    ==========   ===========



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 1995 were $207,617,530 and $182,126,502, respectively.
(2)  Sales charges are not reflected in total return.
(3)  Annualized.
* For the period October 11, 1993 (inception of offering) to May 31, 1994.




SEE NOTES TO FINANCIAL STATEMENTS


26

WESTCORE ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                                                                 Small-Cap Opportunity Fund
                                                            -----------------------------------------------------------------
                                                                Institutional Shares                  Retail Shares
                                                            -----------------------------     -------------------------------
                                                                      For the                             For the
                                                                   Period Ended                         Period Ended
                                                                      May 31                               May 31
                                                            -----------------------------     -------------------------------
                                                                 1995           1994(1)            1995            1994(1)
                                                            -------------    -------------    --------------    -------------
Net asset value -- beginning of period                         $ 14.97         $ 15.00           $ 14.96          $ 15.00
                                                            -------------    -------------    --------------    -------------
INCOME FROM INVESTMENT OPERATIONS

Net investment income                                             0.09            0.05              0.06             0.03

Net realized and unrealized gain (loss) on investments            1.11           (0.05)             1.11            (0.04)
                                                            -------------    -------------    --------------    -------------
Total income from investment operations                           1.20            0.00              1.17            (0.01)
                                                            -------------    -------------    --------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income                             (0.10)          (0.03)            (0.06)           (0.03)

Distributions from net realized gain on investments              (0.12)           0.00             (0.12)            0.00
                                                            -------------    -------------    --------------    -------------
Total dividends and distributions to shareholders                (0.22)          (0.03)            (0.18)           (0.03)
                                                            -------------    -------------    --------------    -------------
Net asset value -- end of period                               $ 15.95         $ 14.97           $ 15.95          $ 14.96
                                                            =============    =============    ==============    =============
Total return(3)                                                   8.15%          (0.07%)(4)         7.96%           (0.22%)(4)
                                                            =============    =============    ==============    =============
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)                                 $9.703          $2.159              $934             $497
                                                            =============    =============    ==============    =============
Ratio of expenses to average net assets                           1.27%           1.38%(4)          1.51%            1.63%(4)
                                                            =============    =============    ==============    =============
Ratio of net investment income to average net assets              0.61%           1.00%(4)          0.37%            0.64%(4)
                                                            =============    =============    ==============    =============
Ratio of expenses to average net assets without
  fee waivers                                                     2.77%           6.56%(4)          3.10%            6.81%(4)
                                                            =============    =============    ==============    =============
Ratio of net investment income to average net assets
  without fee waivers                                            (0.89%)         (4.18%)(4)        (1.22%)          (4.54%)(4)
                                                            =============    =============    ==============    =============
Portfolio turnover rate(2)                                       59.17%          64.31%(4)         59.17%           64.31%(4)
                                                            =============    =============    ==============    =============

(1)  The Fund commenced operations on December 28, 1993.
(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 1995 were $11,293,160 and $3,877,975, respectively.
(3)  Sales charges are not reflected in total return.
(4)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                              27

WESTCORE ANNUAL REPORT

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                   INTERMEDIATE-TERM BOND FUND
                                                        -------------------------------------------------------------------------
                                                                    INSTITUTIONAL SHARES                       RETAIL SHARES
                                                        ---------------------------------------------    ------------------------
                                                                                                                  FOR THE
                                                                                                                PERIOD ENDED
                                                                FOR THE YEAR ENDED MAY 31,                         MAY 31,
                                                        ---------------------------------------------    ------------------------
                                                          1995      1994     1993     1992      1991        1995         1994*
                                                        -------   -------  -------  -------   -------    ----------   -----------
Net asset value - beginning of period                    $10.02    $10.70   $10.14    $9.80     $9.91       $10.03      $10.97
                                                          -----     -----    -----    -----     -----        -----      ------
INCOME FROM INVESTMENT OPERATIONS

Net investment income                                      0.58      0.55     0.67     0.78      0.87         0.56        0.34
Net realized and unrealized gain (loss) on
  investments                                              0.27     (0.52)    0.53     0.39     (0.10)        0.26       (0.77)
                                                          -----     -----    -----    -----     -----        -----      ------
Total income from investment operations                    0.85      0.03     1.20     1.17      0.77         0.82       (0.43)
                                                          -----     -----    -----    -----     -----        -----      ------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income                      (0.60)    (0.53)   (0.64)   (0.83)    (0.88)       (0.58)      (0.33)
Distributions from net realized gain on
  investments                                              0.00     (0.18)    0.00     0.00      0.00         0.00       (0.18)
                                                          -----     -----    -----    -----     -----        -----      ------
Total dividends and distributions to
  shareholders                                            (0.60)    (0.71)   (0.64)   (0.83)    (0.88)       (0.58)      (0.51)
                                                          -----     -----    -----    -----     -----        -----      ------
Net asset value - end of period                          $10.27    $10.02   $10.70   $10.14     $9.80       $10.27      $10.03
                                                          =====     =====    =====    =====     =====        =====      ======
Total return (2)                                          8.93%     0.10%   12.16%   12.42%     8.30%        8.53%     (6.33%)(3)
                                                          =====     =====    =====    =====     =====        =====      ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)                         $97,619   $88,965  $99,469  $87,712   $68,958       $2,571      $1,941
                                                         ======     =====    =====    =====    ======        =====      ======
Ratio of expenses to average
  net assets                                              0.77%     0.68%    0.65%    0.61%     0.59%        0.99%       0.95%(3)
                                                         ======     =====    =====    =====    ======        =====      ======
Ratio of net investment income to average
  net assets                                              5.86%     5.03%    6.37%    7.73%     9.01%        5.64%       4.65%(3)
                                                         ======     =====    =====    =====    ======        =====      ======
Ratio of expenses to average net assets
  without fee waivers                                     0.80%     0.70%    0.67%    0.65%     0.65%        1.02%       0.97%(3)
                                                         ======     =====    =====    =====    ======        =====      ======
Ratio of net investment income to average net assets
  without fee waivers                                     5.83%     5.00%    6.35%    7.69%     8.95%        5.61%       4.63%(3)
                                                         ======     =====    =====    =====    ======        =====      ======
Portfolio turnover rate (1)                              60.86%    65.04%   87.17%   53.92%    80.20%       60.86%      65.04%
                                                         ======     =====    =====    =====    ======        =====      ======



(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 1995 were $59,523,270 and $52,479,535, respectively.
(2)  Sales charges are not reflected in total return.
(3)  Annualized.
* For the period October 11, 1993 (inception of offering) to May 31, 1994.




SEE NOTES TO FINANCIAL STATEMENTS


28

WESTCORE ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:


                                                                                       Long-Term Bond Fund
                                                                 ------------------------------------------------------------------
                                                                                     For the Year Ended May 31,
                                                                 ------------------------------------------------------------------
                                                                   1995          1994         1993          1992           1991
                                                                 --------      --------     --------      ---------      --------
Net asset value - beginning of period                               $9.22        $11.25      $10.60         $10.01         $10.11
                                                                  -------       -------     -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                0.59          0.62        0.77           0.80           1.08
Net realized and unrealized gain (loss) on
  investments                                                        0.66         (0.51)       0.99           0.56           0.04
                                                                  -------       -------     -------        -------        -------
Total income from investment operations                              1.25          0.11        1.76           1.36           1.12
                                                                  -------       -------     -------        -------        -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                (0.60)        (0.62)      (0.78)         (0.77)         (1.11)
Distributions from net realized gain on
  investments                                                        0.00         (1.52)      (0.33)          0.00          (0.11)
                                                                  -------       -------     -------        -------        -------
Total dividends and distributions to
  shareholders                                                      (0.60)        (2.14)      (1.11)         (0.77)         (1.22)
                                                                  -------       -------     -------        -------        -------
Net asset value - end of period                                     $9.87         $9.22      $11.25         $10.60         $10.01
                                                                  =======       =======     =======        =======        =======
Total return (2)                                                    14.37%         (.25%)     17.40%         14.04%         11.87%
                                                                  =======       =======     =======        =======        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                   $33,440       $26,962     $26,281        $30,800        $27,448
                                                                  =======       =======     =======        =======        =======
Ratio of expenses to average
  net assets                                                         0.94%         0.89%       0.77%          0.70%          0.65%
                                                                  =======       =======     =======        =======        =======
Ratio of net investment income to average
  net assets                                                         6.54%         5.74%       6.63%          7.59%          8.29%
                                                                  =======       =======     =======        =======        =======
Ratio of expenses to average net assets
  without fee waivers                                                0.99%         0.92%       0.80%          0.74%          0.73%
                                                                  =======       =======     =======        =======        =======
Ratio of net investment income to average net assets
  without fee waivers                                                6.49%         5.71%       6.60%          7.55%          8.21%
                                                                  =======       =======     =======        =======        =======
Portfolio turnover rate (1)                                         25.09%        52.82%      79.16%         51.79%         81.13%
                                                                  =======       =======     =======        =======        =======


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 1995 were $10,569,427 and $6,451,507, respectively.
(2) Sales charges are not reflected in total return.






SEE NOTES TO FINANCIAL STATMENTS

WESTCORE ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:


                                                                                Colorado Tax-Exempt Fund
                                                                -------------------------------------------------------
                                                                                For the Year Ended May 31,
                                                                -------------------------------------------------------
                                                                1995            1994            1993            1992(1)
                                                                ----            ----            ----            -------
NET ASSET VALUE -- BEGINNING OF PERIOD                          $10.52          $10.71          $10.25          $10.00
                                                                ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS

Net investment income                                             0.52            0.53            0.57            0.58

Net realized and unrealized gain (loss) on
  investments                                                     0.20           (0.19)           0.46            0.23
                                                                ------          ------          ------          ------
Total income from investment operations                           0.72            0.34            1.03            0.81
                                                                ------          ------          ------          ------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income                             (0.54)          (0.53)          (0.57)          (0.56)

Distributions from net realized gain on
  investments                                                     0.00            0.00            0.00            0.00
                                                                ------          ------          ------          ------

Total dividends and distributions to
  shareholders                                                   (0.54)          (0.53)          (0.57)          (0.56)
                                                                ------          ------          ------          ------

NET ASSET VALUE -- END OF PERIOD                                $10.70          $10.52          $10.71          $10.25
                                                                ======          ======          ======          ======

TOTAL RETURN(3)                                                  7.16%           3.22%          10.27%           8.36%
                                                                ======          ======          ======          ======
RATIOS/SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (000)                                $10,792         $10,553          $7,326          $4,511
                                                                ======          ======          ======          ======
Ratio of expenses to average
  net assets                                                     0.42%           0.27%           0.22%           0.11%
                                                                ======          ======          ======          ======

Ratio of net investment income to average
  net assets                                                     5.03%           4.98%           5.45%           5.84%
                                                                ======          ======          ======          ======
Ratio of expenses to average net assets
  without fee waivers                                            1.62%           1.59%           1.88%           1.65%
                                                                ======          ======          ======          ======
Ratio of net investment income to average net assets
  without fee waivers                                            3.83%           3.65%           3.79%           4.30%
                                                                ======          ======          ======          ======

Portfolio turnover rate(2)                                       3.15%           9.76%           1.82%          12.95%
                                                                ======          ======          ======          ======


(1)  Commencement of operations was June 1, 1991.
(2) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended May 31, 1995 were $836,808 and $309,894, respectively.
(3)  Sales charges are not reflected in total return.


SEE NOTES TO FINANCIAL STATEMENTS


30

WESTCORE ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES
        Westcore Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Equity Income, Modern Value Equity, MIDCO Growth, Small-Cap Opportunity, Intermediate-Term Bond, Long-Term Bond and Colorado Tax-Exempt Funds (the "Funds") are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Modern Value Equity, Long-Term Bond and Colorado Tax-Exempt Funds are sold with a front-end sales charge unless the shareholder qualifies as an institution as defined in the prospectus or unless the load is otherwise waived as provided in the prospectus. Since October 11, 1993, the Equity Income, MIDCO Growth, Small-Cap Opportunity and Intermediate-Term Bond Funds offer both Institutional and Retail classes of shares. Institutional shares are sold without a sales charge. Retail shares are generally sold with a front-end sales charge. Shares sold to retail investors have their own distribution/administrative service plan and certain expenses are directly allocated to that class.
        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principals.

        INVESTMENT VALUATION - Securities of the Funds are valued at 4:00 p.m. (Eastern time) on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith.

        REPURCHASE AGREEMENTS - The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least 101% of the repurchase price. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

        FEDERAL INCOME TAXES - It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. At May 31, 1995 the Equity Income, Small-Cap Opportunity, Intermediate-Term Bond, Long-Term Bond and Colorado Tax-Exempt Funds had available for federal income tax purposes unused capital loss carryovers of approximately $1,036,420, $66,646, $1,443,406, $307,437, and $2,319, respectively, which will expire in
2003.

        ORGANIZATION COSTS - Costs incurred in connection with the organization, initial registration and public offering of shares have been paid by the Funds. These costs are being amortized over the period of the benefit, but not to exceed sixty (60) months, from the Funds' commencements of operations.

        ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES - The Equity Income, MIDCO Growth, Small-Cap Opportunity and Intermediate-Term Bond Funds allocate income, expenses (other than the class specific expenses) and gains and losses daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        OTHER - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net realized gains, if any, are declared at least once each year. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.

WESTCORE ANNUAL REPORT

2. SHARES OF BENEFICIAL INTEREST


    On May 31, 1995, there was an unlimited number of no par value shares of beneficial interest authorized for each class of shares. Transactions in shares of beneficial interest were as follows:


                                                                                      Equity Income Fund
                                                                 -----------------------------------------------------------
                                                                        For the Year                    For the Period
                                                                     Ended May 31, 1995               Ended May 31, 1994*
                                                                 ----------------------------     --------------------------
                                                                      Shares       Amount             Shares      Amount
                                                                      ------       ------             ------      ------
INSTITUTIONAL CLASS:
Shares sold                                                         947,656      $  9,727,032      1,480,455     $17,327,929
Shares issued in reinvestment of dividends                          160,970         1,558,375        296,909       3,271,893
                                                                 ----------      ------------      ---------     -----------
Total                                                             1,108,626        11,285,407      1,777,364      20,599,822
Shares redeemed                                                  (2,549,105)      (25,540,598)      (873,666)     (9,451,160)
                                                                 ----------      ------------      ---------     -----------
Net increase (decrease)                                          (1,440,479)     $(14,255,191)       903,698     $11,148,662
                                                                 ==========      ============      =========     ===========
RETAIL CLASS:
Shares sold                                                         137,072      $  1,414,084        404,999     $ 4,462,429
Shares issued in reinvestment of dividends                           16,645           161,116         37,741         411,157
                                                                 ----------      ------------      ---------     -----------
Total                                                               153,717         1,575,200        442,740       4,873,586
Shares redeemed                                                    (164,093)       (1,693,598)       (64,052)     (1,491,726)
                                                                 ----------      ------------      ---------     -----------
Net increase (decrease)                                             (10,376)     $   (118,398)       378,688     $ 3,381,860
                                                                 ==========      ============      =========     ===========




                                                                  Modern Value Equity Fund
                                                                 ----------------------------
                                                                        For the Year
                                                                        Ended May 31
                                                                 ----------------------------
                                                                       1995         1994
                                                                      ------       ------
Shares sold                                                       1,616,124           927,720
Shares issued in reinvestment of dividends                           78,963           278,984
                                                                 ----------         ---------
Total                                                             1,695,087         1,206,704
Shares redeemed                                                  (1,007,962)         (351,784)
                                                                 ----------         ---------
Net increase in shares                                              687,125           854,920
                                                                 ==========         =========



(1) For the period December 28, 1993 (commencement of operations) to May 31, 1994 for Institutional shares and Retail shares.

WESTCORE ANNUAL REPORT
NOTES TO FINANCIAL STATEMENTS (Continued)
2. SHARES OF BENEFICIAL INTEREST (Continued)


                                                                                  MIDCO Growth Fund
                                                                ------------------------------------------------------
                                                                   For the Year                      For the Period
                                                                Ended May 31, 1995                 Ended May 31, 1994*
                                                                ------------------                 -------------------
                                                              Shares          Amount              Shares          Amount
                                                              ------          ------              ------          ------


INSTITUTIONAL CLASS:
Shares sold                                                   7,023,125       $114,412,350        6,930,060       $125,089,532
Shares issued in reinvestment of dividends                      698,545         10,911,274          942,049         15,327,133
                                                              ---------       ------------        ---------       ------------

Total                                                         7,721,670        125,323,624        7,872,109        140,416,665
Shares redeemed                                              (5,109,370)       (84,310,312)      (1,694,370)       (27,541,343)
                                                              ---------       ------------        ---------       ------------
Net increase                                                  2,612,300        $41,013,312        6,177,739       $112,875,322
                                                              =========       ============        =========       ============
RETAIL CLASS:
Shares sold                                                     807,820        $13,203,520        1,070,402        $18,083,571
Shares issued in reinvestment of dividends                       43,618            681,314          137,838          2,242,627
                                                              ---------       ------------        ---------        -----------
Total                                                           851,438         13,884,834        1,208,240         20,326,198
Shares redeemed                                                (362,309)        (5,959,534)        (195,584)       (14,683,393)
                                                              ---------       ------------        ---------        -----------
Net increase                                                    489,129         $7,925,300        1,012,656         $5,642,805
                                                              =========       ============        =========        ===========


* For the year ended May 31, 1994, for Institutional shares and for the period October 11, 1993 (inception of offering) to May 31, 1994 for Retail shares.


                                                                                      Small-Cap
                                                                                   Opportunity Fund
                                                                ------------------------------------------------------
                                                                   For the Year                      For the Period
                                                                Ended May 31, 1995                 Ended May 31, 1994(1)
                                                                ------------------                ----------------------
                                                              Shares          Amount              Shares          Amount
                                                              ------          ------              ------          ------


INSTITUTIONAL CLASS:
Shares sold                                                   486,557         $7,428,629           78,774         $1,074,195
Issuance of shares in exchange for investment
  securities (Note 5)                                               0                  0           65,683            985,250
Shares issued in reinvestment of dividends                      6,861             99,590              140              2,262
                                                              --------        ----------          -------         ----------

Total                                                         493,418          7,528,219          144,597          2,061,707
Shares redeemed                                               (29,115)          (438,431)            (393)            (6,302)
                                                              --------        ----------          -------         ----------
Net increase                                                  464,303         $7,089,788          144,204         $2,055,405
                                                              ========        ==========          =======         ==========
RETAIL CLASS:
Shares sold                                                    40,377           $610,631           33,650           $516,991
Shares issued in reinvestment of dividends                        641              9,286               20                315
                                                              --------        ----------          -------         ----------
Total                                                          41,018            619,917           33,670            517,306
Shares redeemed                                               (15,699)          (230,732)            (419)            (6,306)
                                                              --------        ----------          -------         ----------
Net increase                                                   25,319           $389,185           33,251           $511,000
                                                              ========        ==========          =======         ==========


(1) For the period December 28, 1993 (commencement of operations) to May 31, 1994 for Institutional and Retail shares.

WESTCORE ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (CONTINUTED)

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                                                 Intermediate-Term Bond Fund
                                                -----------------------------------------------------------
                                                      For the Year                      For the Period
                                                   Ended May 31, 1995                 Ended May 31, 1994*
                                                ---------------------------     ---------------------------

                                                  Shares          Amount          Shares          Amount
                                                ---------       -----------     ---------       -----------
INSTITUTIONAL CLASS:
Shares sold                                     2,870,047       $28,408,983     2,738,480       $29,562,543
Shares issued in reinvestment of dividends        429,337         4,247,744       594,696         6,289,815
                                                ---------       -----------     ---------       -----------
Total                                           3,299,384        32,656,727     3,333,176        35,852,358
Shares redeemed                                (2,669,887)      (26,532,507)   (3,753,851)      (38,552,620)
                                                ---------       -----------     ---------       -----------
Net increase (decrease)                           629,497       $ 6,124,220      (420,675)     ($ 2,700,262)
                                                =========       ===========     =========       ===========

RETAIL CLASS:
Shares sold                                       133,381       $ 1,326,611       531,163       $11,379,275
Shares issued in reinvestment of dividends         12,418           122,850        29,979           317,293
                                                ---------       -----------     ---------       -----------
Total                                             145,799         1,449,461       561,142        11,696,568
Shares redeemed                                   (89,216)         (887,379)     (367,549)       (9,795,407)
                                                ---------       -----------     ---------       -----------
Net increase                                       56,583       $   562,082       193,593       $ 1,901,161
                                                =========       ===========     =========       ===========




                                                    Long-Term Bond Fund
                                                --------------------------

                                                       For the Year
                                                      Ended May 31,
                                                --------------------------
                                                   1995            1994
                                                ---------       ----------
Shares sold                                     1,114,253          824,191
Shares issued in reinvestment of dividends        183,017          531,261
                                                ---------       ----------
Total                                           1,297,270        1,355,452
Shares redeemed                                  (833,904)        (765,269)
                                                ---------       ----------
Net increase in shares                            463,366          590,183
                                                =========       ==========



                                                  Colorado Tax-Exempt Fund
                                                ---------------------------
                                                       For the Year
                                                      Ended May 31,
                                                --------------------------
                                                   1995            1994
                                                ---------       ----------
Shares sold                                       120,163          462,768
Shares issued in reinvestment of dividends         31,410           26,410
                                                ---------       ----------
Total                                             151,573          489,178
Shares redeemed                                  (146,459)        (170,053)
                                                ---------       ----------
Net increase in shares                              5,114          319,125
                                                =========       ==========



* For the year ended May 31, 1994 for Institutional shares and for the period October 11, 1993 (inception of offering) to May 31, 1994 for Retail shares.

WESTCORE ANNUAL REPORT

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS


                                                          Equity            Modern          MIDCO        Small-Cap
                                                          Income         Value Equity      Growth       Opportunity
                                                           Fund              Fund           Fund           Fund
                                                          ------         ------------      -------      -----------
As of May 31, 1995
Gross appreciation (excess of
  value over cost)                                      $3,098,528      $10,330,429     $108,519,774    $1,017,069
Gross depreciation (excess of
  cost over value)                                        (657,530)        (206,848)     (10,551,767)     (323,209)
                                                        ----------      -----------     ------------    ----------
Net unrealized appreciation                             $2,440,998      $10,123,581     $ 97,968,007    $  693,860
                                                        ----------      -----------     ------------    ----------

                                                        Intermediate-           Long-Term               Colorado
                                                         Term Bond                Bond                 Tax-Exempt
                                                           Fund                   Fund                    Fund
                                                       -------------          ------------             -----------
As of May 31, 1995
Gross appreciation (excess of
  value over cost)                                      $2,353,909              $1,933,980              $340,978
Gross depreciation (excess of
  cost over value)                                      (1,193,078)               (414,237)              (45,545)
                                                        ----------              ----------              --------
Net unrealized appreciation                             $1,160,831              $1,519,743              $295,433
                                                        ----------              ----------              --------



4. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

        On March 31, 1995, the Westcore Trust (the "Trust") entered into new investment advisory agreements for the Modern Value Equity, MIDCO Growth, Small-Cap Opportunity, and Long-Term Bond Funds ("Funds") with Denver Investment Advisors LLC, ("DIA"). DIA is a new company owned by the principal officers of the Funds' investment sub-adviser, Denver Investment Advisors, Inc., which acquired its investment advisory business from its indirect parent, First Interstate Bancorp and has replaced First Interstate Bank of Denver, N.A. as the Funds' investment adviser. The investment advisory agreements have been approved by the Trust's Board of Trustees and shareholders and contain terms and conditions similar to those which were in the Funds' agreements with the former investment adviser.
        On March 31, 1995, the Trust entered into new advisory and sub-advisory agreements for the Equity Income and Intermediate-Term Bond Funds ("Funds"). First Interstate Capital Management, Inc. ("FICM"), an indirect subsidiary of First Interstate Bancorp, has succeeded First Interstate Bank of Denver, N.A., a direct subsidiary of First Interstate Bancorp, as investment adviser to the Funds. DIA became the Funds' investment sub-adviser. Each of these agreements has been approved by the Trust's Board of Trustees and shareholders and contains terms and conditions similar to those which were in the Funds' former advisory and sub-advisory agreements.
        On March 31, 1995, the Trust entered into a new advisory agreement for the Colorado Tax-Exempt Fund ("Fund"). FICM has succeeded First Interstate Bank of Denver, N.A., as investment adviser to the Fund. In addition, DIA has ceased serving as investment sub-adviser. The investment advisory agreement has been approved by the Trust's Board of Trustees and shareholders and contains terms and conditions similar to those which were in the Fund's former advisory agreement.
        Pursuant to its advisory agreements with the Trust, DIA is entitled to an investment advisory fee, computed daily and payable monthly of .65%, .65%, 1.00%, and .45% of the average net assets for the Modern Value, MIDCO Growth, Small-Cap Opportunity and Long-Term Bond Funds, respectively.

WESTCORE ANNUAL REPORT

4. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

        FICM is entitled to receive .65%, .45% and .50% of the average net assets of the Equity Income, Intermediate-Term Bond and Colorado Tax-Exempt Funds, respectively. From its fee, FICM has agreed to pay DIA, as sub-adviser, an amount equal to 90% of the amount FICM received on Equity Income and Intermediate-Term Bond Funds. The sub-advisory fee paid to DIA has no effect on the advisory fee payable by the specified Funds. As of May 31, 1995, FICM and their affiliated banks possessed on behalf of their underlying customer accounts 50% of Equity Income-Institutional, 72% of Modern Value Equity, 45% of MIDCO Growth-Institutional, 76% of Intermediate-Term Bond-Institutional, 80% of Long-Term Bond, and 50% of Colorado Tax-Exempt shares outstanding.
        First Interstate Bank of Denver, N.A. ("Denver") is the custodian of the Funds. All custodial fees were waived by Denver for the year ended May 31, 1995. In addition, DIA and FICM, waived all of their advisory fees and voluntarily assumed some of the expenses of the Small-Cap Opportunity and Colorado Tax-Exempt Funds, respectively.
        ALPS Mutual Funds Services, Inc. ("ALPS"), serves as the Funds' administrator. ALPS is entitled to receive a fee from each Fund for its administrative services, computed daily and payable monthly, at the annual rate of .05% of the Funds' average net assets. For the year ended May 31, 1995, ALPS waived a portion of its administrative fee payable by certain Funds.
        Expenses for the Funds include legal fees paid to Drinker, Biddle & Reath. A partner of that firm is secretary of the Trust.
        The Equity Income, MIDCO Growth, Small-Cap Opportunity, and Intermediate-Term Bond Funds have an approved plan of distribution/administrative services for the Retail class allowing for up to
 .35%, .35%, .35%, and .30%, respectively of net assets annually to reimburse for costs incurred in distributing Retail shares of the Funds, including amounts paid to brokers, dealers, banks, and other institutions. During the period ended May 31, 1995, the Funds accrued to participants under the plan of distribution .25% on an annual basis of the average net asset value of the Retail shares.

5. ACQUISITION OF ASSETS

        On December 27, 1993, the Small-Cap Opportunity Fund acquired all of the assets of a collective investment fund managed by DIA at fair market value in exchange for shares of the Fund as stipulated in the Agreement approved by the Trust's Board of Trustees.

6. ALLOCATION OF CLASS EXPENSES FOR THE YEAR ENDED MAY 31, 1995

                                                                     Institutional            Retail
Equity Income Fund                                                       Shares               Shares            Total
                                                                     -------------            ------            -----
EXPENSES
Investment advisory fee                                              $246,274                 $25,239           $271,513
Administrative fee                                                     18,944                   1,941             20,885
Fund accounting                                                        27,495                   3,040             30,535
Legal                                                                  15,643                   1,705             17,348
Audit                                                                   9,926                     948             10,874
Custodian                                                              21,625                   2,389             24,014
Transfer agency                                                        68,280                   7,438             75,718
Printing                                                               25,894                   2,788             28,682
Distribution/administration assistance -- retail shares                     0                   8,741              8,741
Insurance                                                               1,397                     147              1,544
Registration                                                           18,705                   1,798             20,503
Trustee fee                                                             1,814                     189              2,003
Other                                                                   6,623                     661              7,284
                                                                     --------                 -------           --------
Total Expenses                                                        462,620                  57,024            519,644
Expenses waived by custodian                                          (21,625)                 (2,389)           (24,014)
                                                                     --------                 -------           --------
Net Expenses                                                         $440,995                 $54,635           $495,630
                                                                     ========                 =======           ========


WESTCORE ANNUAL REPORT

6.  ALLOCATION OF CLASS EXPENSES FOR THE YEAR ENDED
    MAY 31, 1995 (CONTINUED)

                                        Institutional    Retail
                                           Shares        Shares        Total
                                        -------------   ---------    ---------
MIDCO Growth Fund
EXPENSES
Investment advisory fee                   $2,390,982    $138,141    $2,529,123
Administrative fee                           183,922      10,626       194,548
Fund accounting                              144,740       8,793       153,533
Legal                                        128,263       7,991       136,254
Audit                                         20,735       1,247        21,982
Custodian                                     83,026       4,824        87,850
Transfer agency                              341,324      20,496       361,820
Printing                                     136,840       8,446       145,286
Distribution/administration assistance
  -- retail shares                                 0      51,887        51,887
Insurance                                     11,759         693        12,452
Registration                                  33,560       1,948        35,508
Trustee fee                                   18,756       1,122        19,878
Other                                         32,932       1,706        34,638
                                          ----------    --------    ----------
Total Expenses                             3,526,839     257,920     3,784,759
Expenses waived by custodian                 (83,026)     (4,824)      (87,850)
                                          ----------    --------    ----------
Net Expenses                              $3,443,813    $253,096    $3,696,909
                                          ==========    ========    ==========
                                        Institutional    Retail
                                           Shares        Shares        Total
                                        -------------   ---------    ---------
Small-Cap Opportunity Fund
EXPENSES
Investment advisory fee                     $ 65,983     $ 7,911      $ 73,894
Administrative fee                             3,299         396         3,695
Fund accounting                               20,335       2,145        22,480
Legal                                          2,306         245         2,551
Audit                                          8,585       1,180         9,765
Custodian                                     14,357       2,201        16,558
Amortization of organization costs            10,610       1,267        11,877
Transfer agency                               34,163       4,811        38,974
Printing                                      15,773       1,719        17,492
Distribution/administration assistance
  -- retail shares                                 0       1,964         1,964
Insurance                                         78           7            85
Registration                                   6,709         651         7,360
Trustee fee                                      323          48           371
Other                                            501          61           562
                                            --------     -------      --------
Total Expenses                               183,022      24,606       207,628
Expenses waived by:
  Investment advisor                         (65,983)     (7,911)      (73,894)
  Custodian                                  (14,357)     (2,201)      (16,558)
  Administrator                                 (756)       (152)         (908)
Expenses reimbursed by
  investment advisor                         (17,862)     (2,338)      (20,200)
                                            --------     -------      --------
Net Expenses                                $ 84,064     $12,004      $ 96,068
                                            ========     =======      ========

                                                                            37
                                     FS-37

WESTCORE ANNUAL REPORT

6. ALLOCATION OF CLASS EXPENSES FOR THE YEAR ENDED
   MAY 31, 1995 (Continued)

                                                                        Institutional           Retail
Intermediate-Term Bond Fund                                                Shares               Shares          Total
                                                                           ------               ------          -----
EXPENSES
Investment advisory fee                                                  $396,993              $10,820        $407,813
Administrative fee                                                         44,111                1,202          45,313
Fund Accounting                                                            47,830                1,336          49,166
Legal                                                                      34,095                  933          35,028
Audit                                                                      15,609                  431          16,040
Custodian                                                                  27,374                  758          28,132
Transfer agency                                                            63,456                1,774          65,230
Printing                                                                   39,439                1,102          40,541
Distribution/administration assistance - retail shares                          0                5,276           5,276
Insurance                                                                   3,150                   85           3,235
Registration                                                               23,285                  641          23,926
Trustee fee                                                                 3,933                  108           4,041
Other                                                                       3,756                   96           3,852
                                                                         --------             --------        --------
Total Expenses                                                            703,031               24,562         727,593
Expenses waived by
 custodian                                                                (27,374)                (758)        (28,132)
                                                                         --------             --------        --------
Net Expenses                                                             $675,657              $23,804        $699,461
                                                                         ========             ========        ========


7. RESTRICTED SECURITIES
The Intermediate-Term Bond and Long-Term Bond Funds own restricted securities purchased pursuant to Rule 144A of the Securities Act of 1933 (the Act). Rule 144A securities amount to 3.09% and 1.86% of the Intermediate-Term Bond and Long-Term Bond Funds net assets, respectively, at May 31, 1995 and are listed below.

       Security
       --------                                 Acquisition             Cost            Valuation per Unit           Fair Value
Intermediate-Term Bond Fund                        Date               per Unit          as of May 31, 1995       as of May 31, 1995
---------------------------                        ----               --------          ------------------       ------------------
CSR America, Inc., 6,875%, 03/01/04             02/24/94                 $99.30                $98.38                 $1,106,719

Defeasance Portfolio Management Trust,
Series 1, 5.635%, 07/15/98                      09/01/93                $101.94                $97.00                    970,000

Farmers Insurance Exchange, 8.50%, 08/01/04     07/25/94                 $99.53               $102.38                  1,023,750
                                                                                                                      ----------
Total                                                                                                                 $3,100,469
                                                                                                                      ==========

Long-Term Bond Fund
-------------------
Farmers Insurance Exchange, 8.5625%,
05/01/24                                        05/04/94                 $98.97                $95.88                   $383,500

Principal Mutual Life Insurance, 7.875%,
03/01/24                                        03/03/94                 $99.30                $96.00                    240,000
                                                                                                                      ----------
Total                                                                                                                   $623,500
                                                                                                                      ==========




38

WESTCORE ANNUAL REPORT

8. PLAN OF REORGANIZATION
        At a special meeting of the Westcore Board of Trustees on June 14, 1995, the Trustees unanimously approved a proposed plan of reorganization between the Trust and Pacifica Funds Trust, another family of mutual funds advised by affiliates of First Interstate Bancorp. The plan would involve the conveyance of the assets and liabilities of Westcore's Money Market, Prime Money Market, Treasury Money Market, Government Money Market, Cash Reserve, Short-Term Government Bond, Bonds Plus, GNMA, Oregon Tax-Exempt, Arizona Intermediate Tax-Free, Quality Tax-Exempt Income, California Intermediate Tax-Free, Basic Value, Growth, and Balanced Investment Funds to corresponding new or existing portfolios of Pacifica Funds Trust. Consummation of the plan is subject to approval by the shareholders of the Trust at meetings expected to be held September 1995, to approval by the Board of Trustees of Pacifica Funds Trust, and to the satisfaction of normal closing conditions. Subject to shareholder approval, the Westcore Trustees also approved the appointment of DIA as investment advisor to the Colorado Tax-Exempt, Equity Income, and Intermediate-Term Bond Funds.
        These funds are not part of the plan of reorganization and, together with the Modern Value Equity, MIDCO Growth, Small-Cap Opportunity and Long-Term Bond Funds, would remain with the Trust and be advised by DIA.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

        During the fiscal year ended May 31, 1995, the Westcore funds paid the following distributions:

                            Ordinary           Capital             Total      Corporate Dividend
                        Income Dividends  Gains Distributions  Distributions  Received Deduction
                        ----------------  -------------------  -------------  ------------------
Equity Income Fund
 Institutional class         $0.21             0.26                0.47            94.58%
 Retail class                $0.19             0.26                0.45            94.58%

Modern Value Equity Fund
 Institutional class         $0.16             0.19                0.35            89.77%

MIDCO Growth Fund
 Institutional class         $0.00             0.53                0.53            60.54%
 Retail class                $0.00             0.53                0.53            60.54%

Small-Cap Opportunity Fund   $0.13             0.09                0.22            69.32%
 Institutional class         $0.09             0.09                0.18            69.32%
 Retail class


During the fiscal year ended May 31, 1995, 100 percent of the dividends paid by the Colorado Tax-Exempt Fund from net investment income should be treated as tax exempt dividends.





SEE NOTES TO FINANCIAL STATEMENTS

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

        A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

        "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

        "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

        "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

        "B" - Issue has only a speculative capacity for timely payment.

        "C" - Issue has a doubtful capacity for payment.

        "D" - Issue is in payment default.


        Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

        "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

        "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

        "Not Prime" - Issuer does not fall within any of the Prime rating categories.


        The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

        "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

        "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

        "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

        "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

        "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


        Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

        "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

        "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

        "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

        "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

        "D" - Securities are in actual or imminent payment default.

        Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


        Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

        "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

        "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

        "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

        "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


        IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

        "A1+" - Obligations supported by the highest capacity for timely repayment.

        "A1" - Obligations are supported by a strong capacity for timely repayment.

        "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

        "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

        "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

        "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

        "D" - Obligations which have a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

        The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

        "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

        "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

        "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

        "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

        "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

        "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

        "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        "CI" - This rating is reserved for income bonds on which no interest is being paid.

        "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

        The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

        "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

        "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

        Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

        Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

        The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

        "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk- free U.S. Treasury debt.

        "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

        "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

        "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

   "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

   To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


   The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

   "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

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        "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

        To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


        IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

        "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

        "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

        "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business,

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economic or financial conditions may lead to increased investment risk.

        "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

        "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

        IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

        Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

        "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

        "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

        "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

        "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

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


        "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

        "D" - This designation indicates that the long-term debt is in default.

        PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

        A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

        "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

        "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

        "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


        Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

        "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

        "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

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        "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

        "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

        "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


        Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

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                                   APPENDIX B

        As stated in the Prospectus, the Equity and Bond Funds may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.  Interest Rate Futures Contracts.

        Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

        The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

        Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

        Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date

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without the making or taking of delivery of securities.  Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

        Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contract's on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

        A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Stock Index Futures Contracts.

        General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

        A Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect

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against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

        In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.  Futures Contracts on Foreign Currencies.

        A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.

        Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a

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process known as "marking-to-market."  For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Denver Investment Advisors may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts.

        There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by Denver Investment Advisors. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Denver Investment Advisors. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance

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and the value of securities held by a Fund may decline.  If this occurred, a
Fund would lose money on the future and also experience a decline in value in its portfolio securities.

        Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

        In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Denver Investment Advisors may still not result in a successful hedging transaction over a short time frame.

        Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such

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circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

        Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

        Successful use of futures by the Funds is also subject to Denver Investment Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.
A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.

        The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

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        Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.  Accounting and Tax Treatment.

        Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

        Generally, futures contracts held by the Funds at the close of the Funds' taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by a Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of

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the straddle will (if they have not been held for the long-term holding period)
be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of a Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either
(1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

        Certain foreign currency contracts entered into by the Funds may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

        Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by

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the special rules include the following:  (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that a Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

        Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or

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transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Funds' futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

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